[front cover]

                          Aetna Variable Annuity Funds

                                   Build for
                               Retirement. Manage
                                  for Life.(SM)

1998
Semi-Annual
Report

Variable Funds offered through
your Aetna Variable Annuity and Life Contracts.

SA.AETNA-98 (6/98)                          [logo: Aetna Retirement Services(R)]

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

President's Letter........................................................    1
Capital Appreciation Portfolios:
Investment Review.........................................................    2
Portfolios of Investments:
  Aetna Growth VP.........................................................   13
  Aetna International VP..................................................   15
  Aetna Mid Cap VP........................................................   18
  Aetna Small Company VP..................................................   20
  Aetna Value Opportunity VP..............................................   22
Statements of Assets and Liabilities......................................   24
Statements of Operations..................................................   26
Statements of Changes in Net Assets.......................................   28
Notes to Financial Statements.............................................   33
Financial Highlights......................................................   38
Growth and Income Portfolios:
Investment Review.........................................................   43
Portfolios of Investments:
  Aetna Balanced VP.......................................................   52
  Aetna Growth and Income VP..............................................   62
  Aetna Real Estate Securities VP.........................................   72
Statements of Assets and Liabilities......................................   73
Statements of Operations..................................................   74
Statements of Changes in Net Assets.......................................   75
Notes to Financial Statements.............................................   78
Financial Highlights......................................................   85
Income Portfolios:
Investment Review.........................................................   88
Portfolios of Investments:
  Aetna Bond VP...........................................................   95
  Aetna High Yield VP.....................................................   97
  Aetna Money Market VP...................................................   98
Statements of Assets and Liabilities......................................  100
Statements of Operations..................................................  101
Statements of Changes in Net Assets.......................................  102
Notes to Financial Statements.............................................  105
Financial Highlights......................................................  108
GET Funds:
Investment Review.........................................................  111
Portfolios of Investments:
  Series B................................................................  117
  Series C................................................................  120
Statements of Assets and Liabilities......................................  126
Statements of Operations..................................................  127
Statements of Changes in Net Assets.......................................  128
Notes to Financial Statements.............................................  129
Financial Highlights......................................................  132

                               President's Letter


Dear Valued Client,

Thank you for investing in Aetna variable funds. We are pleased to bring you this semi-annual report on the funds you have chosen to help you along the road to your investment goals.

The first half of 1998 proved to be very good for the U.S. economy. It might be said to have had everything going for it. Interest rates were low. Inflation was barely detectable. The federal budget deficit disappeared. The portion of the U.S. population with jobs stood at an all-time high, while unemployment was at its lowest rate in 28 years. Wages continued to grow, and consumer confidence soared. All of these factors combined to allow the U.S. stock market to continue its climb, despite ongoing economic problems in Asia, a dramatic increase in the U.S. trade deficit, and a deceleration in corporate earnings.

The past six months proved to be an exciting and productive period at Aeltus Investment Management, Inc., adviser to the Aetna variable funds, as well:

[bullet] Six new Aetna variable funds were introduced in May: Aetna
         International VP, Aetna Real Estate Securities VP, Aetna High Yield VP, Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP and Aetna Index Plus Bond VP. The addition of these six funds to the Aetna variable product line-up opens up new opportunities for investors like you to diversify their portfolios across a broader range of asset classes and investment styles.

[bullet] Also in May, the names of eleven existing Aetna variable funds were changed to make it easier for investors to identify the investment styles of the funds. For example, Aetna Variable Fund is now known as Aetna Growth and Income VP.

[bullet] Aetna International VP and Aetna Small Company VP significantly outperformed their benchmarks, returning 21.92% and 7.13% respectively, for the six-month period ending June 30, 1998.

[bullet] In February, seven new portfolios were added to the Aetna Series Fund.
         There are now nineteen funds in this family of "retail" funds, which are available through brokers.

[bullet] Investors have increasingly greater access to the Aetna Series Fund, through representatives of Aetna and Financial Network Investment Corporation (FNIC). Acquired by Aetna in July of 1997, FNIC is one of America's most respected financial planning firms - with over 2,600 independent investment representatives ready to serve Aetna clients across the country.

[bullet] Aeltus investment professionals continued to achieve media recognition.
         Followers of Louis Rukeyser's Wall $treet Week on PBS became acquainted with John Kim, Aeltus' President and Chief Investment Officer, where he remains a recurring guest panelist. Another weekly PBS program, Dollar Signs, interviewed Vincent Fioramonti, portfolio manager of Aetna International VP, and Jim Griffin, Aeltus Investment Strategist. Jim was also recently featured in Barron's, where he provided an overview of the U.S. economy as well as the world markets.

Today, Aeltus has over $48 billion in assets under management - placing it among the country's largest investment management firms. That's important for investors, because it represents the kind of size and strength that will allow us to continue refining our existing investment management services and products, adding new ones, and growing our staff to serve valued customers, like you.

Thank you for your continued confidence in the Aetna variable funds and Aeltus Investment Management, Inc. Sincerely,

/s/ J. Scott Fox
----------------
    J. Scott Fox
    President

----------------------------------[LINE CHART]----------------------------------
                                                                 Aetna Growth VP
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                  June 30, 1998*

              --------------------------
              1 Year    Since Inception+
              --------------------------
              40.96%         38.82%
              --------------------------

                    Dec-96                                                                Jun-98
Aetna Growth VP     10,000    10,146     9,846    11,780    14,139    13,510    15,701    16,607
S&P 500 Index       10,000    10,165    10,437    12,259    13,178    13,556    15,447    15,957

--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Portfolio commenced investment operations on December 13, 1996.

                                 Aetna Growth VP

How did the Portfolio perform during the period?

Aetna Growth VP (Growth) generated a total return of 23.05%, net of fund expenses, for the six month period ended June 30, 1998. The Standard & Poor's (S&P) 500 Index(a) returned 17.71%. When compared against the Morningstar, Inc. universe of variable annuity large blend funds, the Portfolio ranked in the top 2% (out of 613 funds) for the one year period ended June 30, 1998.

What economic or financial market conditions impacted the Portfolio?

Renewed concerns about the ability of U.S. companies to sustain their earnings momentum in the face of decelerating Asian economic growth affected second quarter performance. For example, energy and raw material companies, faced with falling product prices as Asian demand declined, did not perform well. As in the first quarter, the equity markets again favored large capitalization growth stocks with consistent and increasing growth trends. An exposure to the U.S. economy was a plus in the quarter.

What investments influenced the Portfolio's performance over the past six months?

A number of changes made to the Portfolio helped performance throughout the second quarter. Technology holdings with a sensitivity to declining Asian demand were replaced by companies with more exposure to the U.S. economy. Compuware Corp. and BMC Software, Inc. were good performers in the quarter. Proceeds of sales from poorly performing oil service companies were used to bolster positions in health care, with additions to Warner Lambert Co. and Bristol-Myers Squibb Co. McKesson Corp., a drug distribution company added to the Portfolio during the second quarter, was a particularly strong performer. Following another strong quarter of overall consumer demand, our overweight position in retail, including Wal-Mart Stores, Inc. and TJX Companies, Inc., continued to outperform. Investments in financial stocks such as Travelers, Inc. and SunAmerica, Inc. also added to performance.

What is your outlook going forward?

Equity valuations continue to be supported by a low interest rate environment and a sustained low inflation rate. However, earnings estimates for the S&P 500 are declining, attributable to the ripple effects from Asian economies. If earnings stabilize, and inflation and interest rates remain low, the market could remain at record levels throughout the remainder of the year.

2     See Definition of Indices.

Portfolio Sector Breakdown:

---------------------------------------------------------------------------------------------
                                                   % of             % of         Over/(Under)
 Sector                                          Portfolio        S&P 500         Weighting
---------------------------------------------------------------------------------------------
 Basic Materials                                     2.3%            5.2%            (2.9)%
 Commercial Services                                6.0%             2.3%             3.7 %
 Consumer Discretionary                            16.0%            14.5%             1.5 %
 Consumer Non-Discretionary                           --            10.2%           (10.2)%
 Energy                                             4.6%             8.1%            (3.5)%
 Finance                                           17.7%            14.3%             3.4 %
 Healthcare                                        23.4%            10.9%            12.5 %
 Manufacturing                                      9.5%            10.2%            (0.7)%
 Technology                                        12.9%            13.0%            (0.1)%
 Utilities                                          7.6%            11.3%            (3.7)%

---------------------------------------------------------
                                                   % of
Top Ten Equity Holdings                         Portfolio
---------------------------------------------------------
Tyco International, Ltd.                          3.8%
Warner Lambert Co.                                3.6%
HBO & Co.                                         3.2%
Schering Plough                                   3.1%
Allied Waste Industries, Inc.                     3.0%
Compuware Corp.                                   2.9%
Lucent Technologies, Inc.                         2.8%
New York Times Co.                                2.7%
Travelers, Inc.                                   2.5%
McKesson Corp.                                    2.4%

----------------------------------[LINE CHART]----------------------------------
                                                          Aetna International VP
                                                               Growth of $10,000
Annualized Total Return for the Period Ended
                  June 30, 1998*

              ----------------
              Since Inception+
              ----------------
                   25.21%
              ----------------

                           Dec-97                        Jun-98
Aetna International VP     10,000    10,270    12,030    12,521
MSCI-EAFE Index            10,000    10,190    11,698    11,830

--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+    The Portfolio commenced investment operations on December 22, 1997.

                             Aetna International VP

How did the Portfolio perform during the period?

Aetna International VP (International) generated a total return of 21.92%, net of fund expenses, for the six month period ended June 30, 1998. The Morgan Stanley Capital International-Europe, Australia, Far East (MSCI EAFE) Index(b) returned 16.08% for the same period.

What economic or financial market conditions impacted the Portfolio?

Asia made most of the headlines during the last six months as Japan's economy officially slipped into a recession and smaller Asian economies declined dramatically. In the second quarter, Asian equity markets gave up the gains they had made from mid January through March as investors realized the magnitude of plunging Asian economies. Toward the end of June, however, hopes were raised when the Federal Reserve intervened to bolster Japan's depreciating currency by selling U.S. dollars and buying Japanese yen. Talks of permanent tax cuts and a plan to resolve the banking crisis gave Asian markets a much needed lift at the end of June.

In Europe, economic conditions were much brighter as interest rates declined and several economic activity measurements showed improvement. Economic Monetary Union (EMU) continues to gain momentum in Europe. Eleven countries announced membership in EMU's first phase in 1999.

What investments influenced the Portfolio's performance over the past six months?

Over the past six months, the Portfolio benefited from an underweight exposure to Hong Kong and Japan and no exposure to other Asian countries. Based on our disciplined investment process, we continued to avoid Asia where earnings revisions recorded large declines. An overweight position in Europe, which was driven by positive earnings revisions activity and low interest rates, enhanced returns. Sector selection in Europe contributed to the Portfolio's outperformance as financial stocks and consumer cyclicals, such as automobile stocks, were emphasized. In Japan, exposure to export-driven industrial stocks also added to performance.

During the last six months, the Portfolio remained partially hedged versus the Japanese yen and German deutschemark. Currency hedging added to performance over the last six months, despite the yen's short-term rally in June, as the U.S. dollar strengthened relative to both currencies.

What is your outlook going forward?

Looking ahead, we continue to favor European countries where low interest rates, low inflation and corporate restructuring should continue to generate positive earnings estimate revisions. We continue to avoid Asia where higher interest rates and lack of a government response to remedy the financial crisis will keep equity markets there under pressure.

4     See Definition of Indices.

---------------------------------------------------------------------------------------------
                                                   % of           % of           Over/(Under)
Country Weightings                               Portfolio      MSCI EAFE          Weighting
---------------------------------------------------------------------------------------------
United Kingdom                                     13.9%           22.4%               (8.5)%
Japan                                              13.2%           20.6%               (7.4)%
France                                             11.7%            9.6%                2.1 %
Germany                                            10.0%           11.4%               (1.4)%
Switzerland                                         6.9%            7.9%               (1.0)%
Netherlands                                         6.2%            5.7%                0.5 %
Sweden                                              5.1%            3.2%                1.9 %
Norway                                              4.8%            0.6%                4.2 %
Italy                                               4.2%            4.6%               (0.4)%
Finland                                             3.9%            1.0%                2.9 %
Other                                              20.1%           13.0%                7.1 %

-----------------------------------------------------------
                                                    % of
Top Ten Equity Holdings                           Portfolio
-----------------------------------------------------------
 Delhaize-Le Lion SA                                1.5%
 Kao Corp.                                          1.3%
 Fuji Photo Film Co.                                1.3%
 Granada Group Plc                                  1.3%
 ING Groep NV                                       1.2%
 Accor SA                                           1.2%
 Lafarge SA                                         1.2%
 Alcatel Alsthom                                    1.2%
 Credit Suisse Group                                1.2%
 Oy Nokia Corp., ADR                                1.2%

----------------------------------[LINE CHART]----------------------------------
                                                                Aetna Mid Cap VP
                                                               Growth of $10,000
Annualized Total Return for the Period Ended
                  June 30, 1998*

              ----------------
              Since Inception+
              ----------------
                   12.65%
              ----------------

                           Dec-97                        Jun-98
Aetna Mid Cap VP           10,000    10,183     11,324   11,265
S&P Midcap 400             10,000    10,285     11,418   11,174

--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+    The Portfolio commenced investment operations on December 17, 1997.

                                Aetna Mid Cap VP

How did the Portfolio perform during the period?

Aetna Mid Cap VP (Mid Cap) generated a total return of 10.63%, net of fund expenses, for the six month period ended June 30, 1998. The Standard & Poor's (S&P) Midcap 400 Index(c) returned 8.64% for the same period.

What economic or financial market conditions impacted the Portfolio?

A comparison of the investing environments in the first and second quarters of 1998 reveals a study in contrasts. After initial weakness in January, the mid cap asset class (as proxied by the S&P Midcap 400) marched steadily upward, achieving double-digit gains in the first quarter. The second quarter of 1998 was turbulent for mid cap stocks, as uncertainty over sustainability of earnings took hold, resulting in a slight decline in mid caps for the quarter. Mid Cap, which is managed with risk control as well as return enhancement in mind, managed to widen its lead over the S&P Midcap 400 during the period. Stock and sector selection played a key role in the Portfolio's performance for the first half of 1998.

What investments influenced the Portfolio's performance over the past six months?

The Portfolio held large positions in several financial stocks, including Lehman Brothers Holdings, Inc., Equitable Co., Inc., and Bear Stearns Co., Inc. Each of these stocks performed very well during the first six months of 1998. As a result, the Portfolio benefited from the strong performance of each of these stocks, as well as from the overall strong performance of the financial sector during the period.

Detracting from the Portfolio's performance was the conspicuous absence of America Online, Inc. (AOL is the single largest component of the S&P Midcap
400). The Portfolio's performance was also held back somewhat by an early overweight in oil services stocks.

What is your outlook going forward?

We expect to remain fully invested in the Portfolio, with no changes to our core mid cap investment strategy for the rest of 1998.

6     See Definition of Indices.

Portfolio Sector Breakdown:
-----------------------------------------------------------------------------------------------
                                                  % of              % of           Over/(Under)
Sector                                          Portfolio      S&P Midcap 400        Weighting
-----------------------------------------------------------------------------------------------
Basic Materials                                    13.5%            6.7%                 6.8 %
Commercial Services                                 7.1%            6.7%                 0.4 %
Consumer Discretionary                             26.6%           16.6%                10.0 %
Consumer Non-Discretionary                          1.8%            4.8%                (3.0)%
Energy                                              0.7%            8.1%                (7.4)%
Finance                                            18.0%           13.1%                 4.9 %
Healthcare                                         14.1%            9.7%                 4.4 %
Manufacturing                                       5.9%            9.7%                (3.8)%
Technology                                          7.9%           13.4%                (5.5)%
Utilities                                           4.4%           11.2%                (6.8)%

-----------------------------------------------------------
                                                    % of
Top Ten Equity Holdings                           Portfolio
-----------------------------------------------------------
Office Depot, Inc.                                  3.5%
Bear Stearns Co., Inc.                              3.4%
Lehman Brothers Holdings, Inc.                      3.1%
Equitable Co., Inc.                                 2.9%
Millennium Chemicals, Inc.                          2.9%
Quintiles Transnational                             2.8%
Rexall Sundown, Inc.                                2.8%
Media General, Inc.                                 2.6%
Cordant Technologies, Inc.                          2.4%
Fingerhut Companies, Inc.                           2.4%

----------------------------------[LINE CHART]----------------------------------
                                                          Aetna Small Company VP
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                  June 30, 1998*

            -------------------------------
            1 Year         Since Inception+
            -------------------------------
            23.77%             27.97%
            -------------------------------

                         Dec-96                                                                Jun-98
Aetna Small Company VP   10,000    10,113     9,968    11,773    13,982    13,614    15,505    14,570
Russell 2000             10,000    10,195     9,668    11,235    12,907    12,475    13,728    13,089

--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Portfolio commenced investment operations on December 27, 1996.

                             Aetna Small Company VP

How did the Portfolio perform during the period?

Aetna Small Company VP (Small Company) generated a total return of 7.13%, net of fund expenses, for the six month period ended June 30, 1998. The Russell 2000 Index(d) returned 4.93% for the same period. When compared against the Morningstar, Inc. universe of variable annuity intermediate-term bond funds, the Portfolio ranked in the top 30% (out of 79 funds) for the one year period ended June 30, 1998.

What economic or financial market conditions impacted the Portfolio?

The three biggest economic factors effecting the Portfolio were: historically low interest rates as the result of continued low inflation and the Federal Reserve's reluctance to tighten in the face of the Asian currency crisis, the Asian currency crisis which brought slower economic growth and dampened demand for most commodities and the rapid decline in oil prices, particularly in the second quarter.

What investments influenced the Portfolio's performance over the past six months?

The low interest rate environment helped most issues tied to the housing sector. Our holdings in cement stocks (Lone Star Industries, Inc. and Centex Construction Products, Inc.), home builder stocks (Webb (Del E.), Kaufman & Broad Home Corp.) and title insurance stocks (LandAmerica Financial Group Inc.) significantly added to first half results.

Other holdings which were strong included Inso Corp., AgriBioTech, Inc., and Zapata Corp. These stocks were strong due to internal developments in the companies.

On the negative side, our overweight position in energy stocks hurt the Portfolio as oil prices plummeted in the first half.

What is your outlook going forward?

We believe that the investment environment will remain challenging for the second half. While the interest rate outlook is favorable, the market must continue to deal with the effects of the Asian currency crisis and a slowing corporate profit outlook. In particular, small cap managers must continue to deal with the markets preference for larger cap stocks.

This said, we still are finding attractive valuations in the small cap sector. Finally, we continue to believe that our investment strategy of focusing on those stocks with the strongest business momentum and selling at reasonable prices, will fare well in the future as it has thus far.

8     See Definition of Indices.

Portfolio Sector Breakdown:
----------------------------------------------------------------------------------------------
                                                   % of               % of        Over/(Under)
Sector                                           Portfolio       Russell 2000       Weighting
----------------------------------------------------------------------------------------------
Basic Materials                                    12.2%              5.2%              7.0 %
Commercial Services                                 8.0%              8.8%             (0.8)%
Consumer Discretionary                             22.0%             17.7%              4.3 %
Consumer Non-Discretionary                          6.4%              2.6%              3.8 %
Energy                                              4.1%              5.2%             (1.1)%
Finance                                            10.1%             15.9%             (5.8)%
Healthcare                                          6.0%              8.4%             (2.4)%
Manufacturing                                      16.1%             11.0%              5.1 %
Real Estate Investment Trusts                       1.4%              5.8%             (4.4)%
Technology                                          9.5%             14.9%             (5.4)%
Utilities                                           4.2%              4.5%             (0.3)%

-----------------------------------------------------------
                                                    % of
Top Ten Equity Holdings                           Portfolio
-----------------------------------------------------------
Jones Intercable, Inc.                              2.9%
Alpine Group, Inc.                                  2.9%
Medallion Financial Corp.                           2.7%
Knightsbridge Tankers Ltd.                          2.5%
GP Strategies Corp.                                 2.4%
Associated Group, Inc.                              2.4%
Proxim, Inc.                                        2.3%
AgriBioTech, Inc.                                   2.2%
Paxson Communications Corp.                         2.2%
Mens Wearhouse, Inc.                                2.1%

----------------------------------[LINE CHART]----------------------------------
                                                      Aetna Value Opportunity VP
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                  June 30, 1998*

            -------------------------------
            1 Year         Since Inception+
            -------------------------------
            30.16%             35.46%
            -------------------------------

                             Dec-96                                                                Jun-98
Aetna Value Opportunity VP   10,000    10,215    10,513    12,281    14,314    14,236    15,957    15,984
S&P 500 Index                10,000    10,165    10,437    12,259    13,178    13,556    15,447    15,957

--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Portfolio commenced investment operations on December 13, 1996.

                           Aetna Value Opportunity VP

How did the Portfolio perform during the period?

Aetna Value Opportunity VP (Value Opportunity, formerly Aetna Variable Capital Appreciation Portfolio) generated a total return of 12.28%, net of fund expenses, for the six month period ended June 30, 1998. The Standard & Poor's (S&P) 500 Index(a) returned 17.71%. When compared against the Morningstar, Inc. universe of variable annuity large blend funds, the Portfolio ranked in the top 20% (out of 613 funds) for the one year period ended June 30, 1998.

What economic or financial market conditions impacted the Portfolio?

Investors sought out stocks of the largest U.S. companies with stable growth prospects. This put the Portfolio, which focuses on value stocks, at a relative disadvantage.

What investments influenced the Portfolio's performance over the past six months?

An overweight position in the energy sector significantly detracted from performance as oil price weakness characterized the period. Poor stock selection in the manufacturing sector also negatively impacted the results. The strongest stocks were associated with actual or rumored mergers, including Chrysler Corp., Wells Fargo & Co. and American Express Co. Among the weakest performers were Noble Drilling Corp. and McDermott International, Inc. in the energy sector and Boeing Co. and Deere & Co. in manufacturing.

What is your outlook going forward?

The stock market has posted a very strong first half in the face of economic turmoil in many Asian countries. This has slowed earnings gains of U.S. companies and made continued low interest rates and inflation crucial in supporting equity valuations. For now, prospects seem to favor continued high market levels.

10     See Definition of Indices.

Portfolio Sector Breakdown:
---------------------------------------------------------------------------------------------
                                                    % of             % of        Over/(Under)
Sector                                           Portfolio         S&P 500         Weighting
---------------------------------------------------------------------------------------------
Basic Materials                                     9.9%              5.2%            4.7 %
Commercial Services                                 6.8%              2.3%            4.5 %
Consumer Discretionary                              6.5%             14.5%           (8.0)%
Consumer Non-Discretionary                          7.0%             10.2%           (3.2)%
Energy                                             10.2%              8.1%            2.1 %
Finance                                            21.5%             14.3%            7.2 %
Healthcare                                          9.6%             10.9%           (1.3)%
Manufacturing                                      10.6%             10.2%            0.4 %
Technology                                         13.4%             13.0%            0.4 %
Utilities                                           4.5%             11.3%           (6.8)%

--------------------------------------------------------------------------------
                                                  % of
Top Ten Equity Holdings                        Portfolio
--------------------------------------------------------------------------------
American Express                                     5.4%
Du Pont (E.I.) De Nemours                            4.2%
Kimberly Clark Corp.                                 3.9%
Kansas City Southern Industries, Inc.                3.8%
Compaq Computer Corp.                                3.7%
IBM Corp.                                            3.7%
Federal Home Loan Mortgage Corp.                     3.6%
Bell Atlantic                                        3.4%
Owen-Illinois, Inc.                                  3.4%
Amgen, Inc.                                          3.3%

--------------------------------------------------------------------------------
Definition of Indices
--------------------------------------------------------------------------------

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Morgan Stanley Capital International-Europe, Australia, Far East (MSCI
EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

(c) The Standard & Poor's (S&P) Midcap 400 Index is a value-weighted, unmanaged index of 400 common stocks that assumes the reinvestment of all dividends.

(d) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 11% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

Capital Appreciation Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Growth
================================================================================

                                        Number of       Market
                                         Shares         Value
                                        ---------     ----------
COMMON STOCKS (84.3%)
Biotech and Medical Products (5.9%)
Biomet, Inc.+.........................    26,700      $ 882,769
Mylan Laboratories, Inc...............    34,500      1,037,156
Watson Pharmaceuticals, Inc. +........    19,900        929,081
                                                      ----------
                                                      2,849,006
                                                      ----------

Commercial Services (2.0%)
Omnicom Group, Inc....................    19,900        992,513
                                                      ----------

Computers (1.6%)
Dell Computer Corp.+..................     8,200        761,063
                                                      ----------

Conglomerate and Aerospace (1.3%)
Sundstrand Corp.......................    10,800        618,300
                                                      ----------

Consumer Finance (1.2%)
Associates First Capital Corp.........     7,600        584,250
                                                      ----------

Consumer Services (1.4%)
Carnival Corp.........................    16,800        665,700
                                                      ----------

Data and Imaging Services (9.3%)
BMC Software, Inc. +..................    15,700        815,419
Cisco Systems, Inc.+..................     8,300        764,119
Computer Associates                       16,100        894,556
  International, Inc..................
Compuware Corp. +.....................    27,400      1,400,825
EMC/MASS Corp.+.......................    14,500        649,781
                                                      ----------
                                                      4,524,700
                                                      ----------

Discretionary Retail (8.8%)
Family Dollar Stores, Inc.............    45,900        849,150
Office Depot, Inc. +..................    25,600        808,000
Ross Stores, Inc......................     9,600        412,800
TJX Companies, Inc....................    37,400        902,275
Viking Office Products, Inc.+.........     7,100        222,763
Wal-Mart Stores, Inc..................    17,500      1,063,125
                                                      ----------
                                                      4,258,113
                                                      ----------

Diversified Financial Services (2.5%)
Travelers Group, Inc..................    19,700      1,194,313
                                                      ----------

Drugs (8.2%)
Bristol-Myers Squibb Co...............     6,900        793,069
Schering Plough.......................    16,200      1,484,325
Warner Lambert Co.....................    24,800      1,720,499
                                                      ----------
                                                      3,997,893
                                                      ----------

Electrical Machinery and Instruments (2.9%)
Herman Miller, Inc....................    32,000        778,000
Lexmark International Group, Inc.+....    10,400        634,400
                                                      ----------
                                                      1,412,400
                                                      ----------

Electronic Media (0.6%)
Capstar Broadcasting Corp. +..........    11,900        298,988
                                                      ----------

Forest Products and Building Materials (1.9%)
Owens-Illinois, Inc.+.................    21,000        939,750
                                                      ----------

Health Services (5.6%)
HBO & Co..............................    44,200      1,558,050


                                        Number of       Market
                                         Shares         Value
                                        ---------     ----------
Health Services (continued)
McKesson Corp.........................    14,400     $1,170,000
                                                      ----------
                                                      2,728,050
                                                      ----------

Industrial Services (3.0%)
Allied Waste Industries, Inc.+........    60,400      1,449,600
                                                      ----------

Insurance (6.2%)
American International Group, Inc.....     6,700        978,200
MGIC Investment Corp..................    15,100        861,644
SunAmerica, Inc.......................    20,100      1,154,494
                                                      ----------
                                                      2,994,338
                                                      ----------

Investment Services (5.1%)
Franklin Resources, Inc...............    16,900        912,600
Providian Financial Corp..............     5,500        432,094
T. Rowe Price Associates..............    30,200      1,134,388
                                                      ----------
                                                      2,479,082
                                                      ----------

Major Telecommunications (1.8%)
WorldCom, Inc.+.......................    18,300        886,406
                                                      ----------

Oil Services (3.9%)
BJ Services Co. +.....................    21,300        619,031
Friede Goldman International, Inc.+...    23,400        675,675
Santa Fe International Corp...........    19,400        586,850
                                                      ----------
                                                      1,881,556
                                                      ----------

Other Telecommunications (4.6%)
CIENA Corp.+..........................    13,200        919,050
Lucent Technologies, Inc..............    16,000      1,331,000
                                                      ----------
                                                      2,250,050
                                                      ----------

Print Media (2.7%)
New York Times Co.....................    16,700      1,323,475
                                                      ----------

Producer Goods (3.8%)
Tyco International Ltd................    29,500      1,858,498
                                                      ----------
Total Common Stocks (cost
  $37,683,267)                                       40,948,044
                                                     ==========
                                        Principal
                                         Amount
                                        ---------
SHORT-TERM INVESTMENTS (15.4%)
Federal Home Loan Mortgage Corp,
  5.60%, 07/01/98.....................  $7,286,000    7,286,000
U.S. Treasury Bill, 4.94%, 08/20/98@..     100,000       99,327
U.S. Treasury Bill, 5.05%, 08/20/98@..     100,000       99,327
                                                    -----------
Total Short-Term Investments (cost $7,484,612)
                                                      7,484,654
                                                    -----------
TOTAL INVESTMENTS (cost $45,167,879)(a)              48,432,698
Other assets less liabilities
                                                        162,965
                                                    ===========
Total Net Assets
                                                    $48,595,663
                                                    ===========

     See Notes to Portfolio of Investments.                                   13

Capital Appreciation Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Growth (continued)
================================================================================

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $45,114,740. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains .....................                $3,813,355
Unrealized losses ....................                  (495,397)
                                                      ==========
  Net unrealized gain ................                $3,317,958
                                                      ==========

Information concerning open futures contracts at June 30, 1998 is shown below:

                       No. of    Initial    Expiration      Unrealized
                      Contracts   Value       Date          Gain/(Loss)
                      ---------  ---------  ---------       -----------
Long Contracts
---------------------
S&P 500 Index
  Futures ..........    15      $4,195,808    Sept. 98         $90,307
                                ==========                  ===========

+    Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1998.

Category percentages are based on net assets.

14  See Notes to Financial Statements.

Capital Appreciation Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
International
================================================================================

                                        Number of      Market
                                         Shares         Value
                                        ---------    -----------
COMMON STOCKS (92.4%)
Australia (3.2%)
Goodman Fielder Ltd. (Food and
  Beverage) ...........................  113,709     $  165,474
Mayne Nickless Ltd. (Commercial
  Services) ...........................   13,700         72,536
Telstra Corp. Ltd. (Other
  Telecommunications) +................   82,600        211,761
Westpac Banking Corp. Ltd. (Banks and
  Thrifts) ............................   26,462        161,408
                                                     -----------
Total Australia                                         611,179
                                                     -----------
Belgium (1.5%)
Delhaize-Le Lion, SA (Food and
Beverage) .............................    4,100        286,481
                                                     -----------
Canada (1.3%)
Canadian Imperial Bank of Commerce
  (Banks and Thrifts) .................    3,000         96,495
Canadian National Railway Co. (Surface
  Transport) ..........................    3,000        159,375
                                                     -----------
Total Canada                                            255,870
                                                     -----------
Denmark (2.3%)
Carli Gry International A/S (Textiles
  and Apparel)                             2,200        177,548
Novo-Nordisk A/S (Drugs) ..............    1,350        186,099
Tele Danmark A/S (Major
  Telecommunications) + ...............      900         86,375
                                                     -----------
Total Denmark                                           450,022
                                                     -----------
Finland (3.9%)
Helsingin Puhelin Oyj (Other
  Telecommunications) .................    2,300        106,900
Huhtamaki Group (Diversified) .........    2,300        130,795
Oy Nokia Corp., ADR (Other
  Telecommunications) .................    3,200        232,200
Sampo Insurance Co. (Insurance) .......    2,400        113,735
UPM-Kymmene Corp. (Forest Products and
  Building Materials) .................    6,100        162,327
                                                     -----------
Total Finland                                           745,957
                                                     -----------
France (11.7%)
Accor SA (Consumer Services) ..........      850        237,876
Alcatel Alsthom (Other
  Telecommunications) .................    1,150        234,147
Credit Commercial de France (Banks and
  Thrifts) ............................    1,700        143,119
Danone (Food and Beverage) ............      750        206,790
Elf Aquitaine SA (Oil) ................    1,500        210,883
Eridania Beghin-Say SA (Food and
  Beverage) ...........................      700        154,565
Gemini Sogeti SA (Insurance) ..........      950        149,272
Lafarge SA (Forest Products and
  Building Materials) .................    2,300        237,761
Pernod Ricard (Food and Beverage) .....    1,300         90,093
Renault SA (Automotive) +..............    3,650        207,614
Rhone-Poulenc (Biotech and Medical
  Products) ...........................    3,800        214,324
Scor SA (Insurance) ...................      900         57,087
Societe Generale (Diversified
  Financial Services) .................      450         93,558
                                                     -----------
Total France                                          2,237,089
                                                     -----------

                                        Number of      Market
                                         Shares         Value
                                        ---------    -----------
Germany (7.4%)
BASF AG (Chemicals) ...................    2,250     $  106,579
Bayerische Hypotheken-und Wechsel-Bank
  AG (Banks and Thrifts) ..............    2,950        186,970
BHF-Bank AG (Banks and Thrifts) .......    3,400        128,748
Daimler-Benz AG (Automotive) ..........      990         97,080
Deutsche Pfandbrief & Hypothekenbank
  AG (Banks and Thrifts) ..............    2,100        167,535
Gehe AG (Health Services) .............    1,500         80,609
Karstadt AG (Consumer Specialties) +...      250        120,776
Mannesmann AG (Producer Goods) ........    1,300        131,873
Merck KGAA (Drugs) ....................    1,400         62,592
VEBA AG (Electric Utilities) ..........    1,700        115,845
Volkswagen AG (Automotive) ............      240        230,693
                                                     -----------
Total Germany                                         1,429,300
                                                     -----------
Hong Kong (0.7%)
Hutchison Whampoa Ltd. (Consumer
  Services) ...........................   27,000        142,168
Peregrine Investments Holdings Ltd.
  (Investment Services)+++.............   88,000            977
                                                     -----------
Total Hong Kong                                         143,145
                                                     -----------
Ireland (2.0%)
Allied Irish Banks (Banks and Thrifts)     8,195        118,313
CRH Plc (Forest Products and Building
  Materials) ..........................   10,300        146,117
Waterford Wedgewood (Housing and
  Furnishings) ........................   94,000        121,942
                                                     -----------
Total Ireland                                           386,372
                                                     -----------
Italy (4.2%)
Banca Commerciale Italiana (Banks and
  Thrifts)+ ...........................   29,000        173,424
Credito Italiano (Banks and Thrifts) ..   39,800        208,342
Istituto Nazionale delle Assicurazioni
  (Insurance) +........................   52,600        149,436
Mondadori (Arnoldo) Editore SpA (Print
  Media) ..............................   11,500        135,861
Telecom Italia S.p.A. (Major
  Telecommunications) .................   17,900        131,766
                                                     -----------
Total Italy                                             798,829
                                                     -----------
Japan (13.2%)
Canon, Inc. (Computers) ...............   10,000        226,970
Exedy Corp. (Automotive) ..............    6,000         36,747
Fuji Photo Film (Chemicals)++++........    7,000        243,613
Hitachi Ltd. (Semiconductors and
  Electronics) ........................   27,000        176,064
Kao Corp. (Consumer Products) +........   15,900        245,170
Kokusai Electric (Other
  Telecommunications) .................    7,600         63,523
Minebea Co. Ltd. (Semiconductors and
  Electronics) ........................   11,000        109,457
Mizuno Corp. (Consumer Products) ......   35,000        117,520

     See Notes to Portfolio of Investments.                                   15

Capital Appreciation Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
International (continued)
================================================================================

                                         Number of      Market
                                          Shares         Value
                                        ---------    -----------
Japan (continued)
Nintendo Co. Ltd. (Semiconductors and
  Electronics) ........................    2,000     $  185,179
Nippon Telegraph & Telephone (Major
  Telecommunications) +................       19        157,438
Orix Corp. (Investment Services) ......    3,000        202,544
Santen Pharmaceutical Co., Ltd.
  (Drugs) .............................   16,000        175,120
Seino Transportation Co., Ltd.
  (Surface Transport) .................   17,000         94,319
Sony Corp. (Semiconductors and
  Electronics) +.......................    1,900        163,598
Takefuji Corp. (Banks and Thrifts) ....    4,000        184,458
Terumo Corp. (Biotech and Medical
  Products) ...........................    9,000        142,667
                                                     -----------
Total Japan                                           2,524,387
                                                     -----------
Mexico (1.1%)
Grupo Financiero Banamex Accival
  (Investment Services) +..............   30,800         59,982
Panamerican Beverages, Inc. (Food and
  Beverage) ...........................    4,900        154,044
                                                     -----------
Total Mexico                                            214,026
                                                     -----------
Netherlands (6.2%)
Akzo Nobel NV (Chemicals) +............      900        200,069
Heineken NV (Food and Beverage) +......    3,900        153,186
Hunter Douglas NV (Consumer Services) .    3,653        198,435
ING Groep NV (Banks and Thrifts) ......    3,635        238,020
Philips Electronics NV (Semiconductors
  and Electronics) ....................    2,100        176,531
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Print Media) .......................    5,900        214,340
                                                     -----------
Total Netherlands                                     1,180,581
                                                     -----------
New Zealand (0.3%)
Fernz Corp., Ltd. (Chemicals) .........   25,300         56,473
                                                     -----------
Norway (4.8%)
Christiania Bank Og Kredkasse (Banks
  and Thrifts) ........................   22,100         92,449
ContextVision AB (Data and Imaging
  Services) +..........................    6,500        107,578
Merkantildata ASA (Data and Imaging
  Services) ...........................   14,500        183,293
Ocean Rig ASA (Oil) +..................  162,000        120,336
Seateam Technology AS (Oil) +..........    6,300        111,657
Tandberg Television ASA (Other
  Telecommunications) +................   14,100        118,518
Tomra Systems ASA (Forest Products and
  Building Materials) .................    6,300        188,832
                                                     -----------
Total Norway                                            922,663
                                                     -----------
Spain (2.7%)
Banco Santander (Banks and Thrifts) ...    4,800        123,065
Iberdrola SA (Electric Utilities) .....   11,100        180,541
Telefonica de Espana (Major
  Telecommunications) .................    4,800        222,301
                                                     -----------
Total Spain                                             525,907
                                                     -----------

                                        Number of      Market
                                         Shares         Value
                                        ---------    -----------
Sweden (5.1%)
Celsius AB (Conglomerate and
  Aerospace) ..........................    6,100     $  142,271
Industrial & Financial Systems (Data
  and Imaging Services)++++.............  12,700        177,563
Kinnevik AB (Industrial Services) .....    3,800        123,650
Kinnevik Investment  Free Rights
  (Industrial Services) ...............    3,800         17,154
Mo och Domsjo AB (Forest Products and
  Building Materials) .................    2,200         62,897
Skandinaviska Enskilda Banken (Banks
  and Thrifts) ........................   11,300        193,413
Svenska Handelsbanken (Investment
  Services) ...........................    2,300        106,710
WM-Data AB (Computers) ................    4,300        149,356
                                                     -----------
Total Sweden                                            973,014
                                                     -----------
Switzerland (6.9%)
Credit Suisse Group (Banks and
  Thrifts) ............................    1,050        233,633
Fischer (Georg) AG (Auto Parts and
  Hardware) ...........................      400        155,591
Holderbank Financiere Glarus AG
  (Forest Products and Building
  Materials) ..........................      128        162,869
Kuoni Reisen AG (Commercial Services) .       29        143,968
Nestle SA Registered Shares (Food and
  Beverage) ...........................       75        160,502
Novartis AG Registered Shares (Health
  Services) ...........................       55         91,522
Schweizerische
  Rueckversicherungs-Gesillschaft
  (Insurance) +........................       66        166,915
Ubs AG Registered Shares (Banks and
  Thrifts) +...........................      575        213,805
                                                     -----------
Total Switzerland                                     1,328,805
                                                     -----------
United Kingdom (13.9%)
Bank of Scotland (Banks and Thrifts) ..   11,500        128,750
Barclays Plc (Investment Services) ....    4,600        132,933
Berisford Plc (Industrial Services) +..   23,300         89,026
British Telecommunications Plc (Major
  Telecommunications) +................   11,900        146,730
Cadbury Schweppes Plc (Food and
  Beverage) +..........................   10,000        154,753
Emap Plc (Print Media) ................    1,400         28,311
Glaxo Wellcome Plc (Drugs) ............    5,800        174,191
Granada Group Plc (Consumer Services) .   13,200        242,706
Kingfisher Plc (Discretionary Retail) .   10,353        166,694
McKechnie Plc (Industrial Services) ...   13,300         96,531
National Westminster Bank Plc (Banks
  and Thrifts) ........................    7,500        134,022
Pearson Plc (Print Media) .............    7,200        131,905
Peninsular & Oriental Steam
  Navigation  Co. (Surface Transport) .   12,387        178,362
Railtrack Group Plc (Surface
  Transport) +.........................    6,700        165,001
Shell Transport & Trading Co. (Oil) +..   12,800         90,126
Tesco Plc (Discretionary Retail) +.....   13,492        131,692
Unilever Plc (Consumer Products) ......   13,300        141,579
Vodafone Group Plc (Other
  Telecommunications) .................   14,600        185,259

16   See Notes to Portfolios of Investments.

================================================================================

                                         Number of      Market
                                          Shares         Value
                                        ---------    -----------
United Kingdom (continued)
WPP Group Plc (Commercial Services) +..   22,100     $  144,822
                                                     -----------
Total United Kingdom                                  2,663,393
                                                     -----------
Total Common Stocks (cost $15,526,472)               17,733,493
                                                     -----------

PREFERRED STOCKS (2.6%)
Germany (2.6%)
Henkel KGAA (Chemicals) ...............    1,850        183,975
Hugo Boss AG (Textiles and Apparel) ...       50        110,249
SAP AG (Data and Imaging Services) ....      290        197,136
                                                     -----------
Total Preferred Stocks (cost $308,709)                  491,360
                                                     -----------
                                        Principal
                                         Amount
                                        ---------
LONG-TERM BONDS AND NOTES (0.5%)
U.S. Government Obligations (0.5%)
U.S. Treasury  Bill, Zero Coupon,
  08/20/98.............................  $100,000        99,317
                                                     -----------
Total Long-Term Bonds and Notes (cost $99,302)           99,317
                                                     -----------
TOTAL INVESTMENTS (cost
  $15,934,483)(a)                                    18,324,170
Other assets less liabilities                           873,966
                                                     -----------
Total Net Assets                                    $19,198,136
                                                     ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $15,979,980. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains ....................                $2,741,813
Unrealized losses ...................                  (397,623)
                                                     -----------
  Net unrealized gain ...............                $2,344,190
                                                     ===========

++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

++++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

+    Non-income producing security.

Category percentages are based on net assets.

                                        See Notes to Financial Statements.    17

Capital Appreciation Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Mid Cap
================================================================================

                                         Number of       Market
                                          Shares          Value
                                        ----------    -----------
COMMON STOCKS (97.0%)

Air Transport (1.7%)
UAL Corp.+.............................    1,200     $   93,600
                                                     -----------

Automotive (1.1%)
Meritor Automotive, Inc................    2,600         62,400
                                                     -----------

Banks and Thrifts (5.6%)
AmSouth Bancorporation.................    2,700        106,144
Colonial BancGroup, Inc................      800         25,800
Dime Bancorp, Inc......................    2,000         59,875
North Fork Bancorp, Inc................      900         21,994
Washington Federal.....................    3,700        102,213
                                                     -----------
                                                        316,026
                                                     -----------

Biotech and Medical Products (7.8%)
Arterial Vascular Engineering, Inc.+...      400         14,300
ATL Ultrasound, Inc.+..................    2,500        114,063
Datascope Corp.+.......................    4,100        108,906
Hillenbrand Industries, Inc............      800         48,000
Quintiles Transnational Corp.+.........    3,100        152,481
                                                     -----------
                                                        437,750
                                                     -----------

Commercial Services (2.7%)
AccuStaff, Inc.+.......................    4,000        125,000
Laidlaw Environmental Services, Inc.+..    6,900         25,013
                                                     -----------
                                                        150,013
                                                     -----------

Conglomerate and Aerospace (3.0%)
Cordant Technologies, Inc..............    2,800        129,150
Sundstrand Corp........................      700         40,075
                                                     -----------
                                                        169,225
                                                     -----------

Consumer Products (1.8%)
Blyth Industries, Inc.+................    3,000         99,750
                                                     -----------

Consumer Services (6.6%)
Brinker International, Inc.+...........    4,500         86,625
Carnival Corp..........................    2,400         95,100
Host Marriott Corp.+...................    5,600         99,750
Promus Hotel Corp.+....................    2,400         92,400
                                                     -----------
                                                        373,875
                                                     -----------

Data and Imaging Services (8.0%)
BMC Software, Inc.+....................    1,500         77,906
Cadence Design Systems, Inc.+..........    1,100         34,375
Pixar, Inc.+...........................    1,800        108,675
Symantec Corp.+........................    4,400        114,950
Veritas Software Corp.+................    2,800        115,850
                                                     -----------
                                                        451,756
                                                     -----------

Discretionary Retail (9.6%)
Fingerhut Companies, Inc...............    3,900        128,700
Micro Warehouse, Inc.+.................    3,800         58,900
Office Depot, Inc.+....................    6,100        192,530
Payless ShoeSource, Inc.+..............    1,700        125,269
Republic Industries, Inc.+.............    1,500         37,500
                                                     -----------
                                                        542,899
                                                     -----------

                                        Number of       Market
                                         Shares          Value
                                       ----------    -----------
Diversified Financial Services (2.8%)
Equitable Co., Inc. (The)..............    2,100     $  157,369
                                                     -----------

Drugs (2.7%)
Rexall Sundown, Inc.+..................    4,300        151,575
                                                     -----------

Forest Products and Building Materials
  (5.1%)
Georgia-Pacific Corp...................    3,700         85,331
Lafarge Corp...........................    2,000         78,625
Southdown, Inc.........................    1,700        121,338
                                                     -----------
                                                        285,294
                                                     -----------

Gas Utilities (0.6%)
Questar Corp...........................    1,800         35,325
                                                     -----------

Health Services (3.2%)
NovaCare, Inc.+........................    6,500         76,375
Pacificare Health Systems, Inc.+.......    1,200        106,050
                                                     -----------
                                                        182,425
                                                     -----------

Industrial Services (0.5%)
Allied Waste Industries, Inc.+.........    1,200         28,800
                                                     -----------

Insurance (2.7%)
AMBAC, Inc.............................    1,000         58,500
Old Republic International Corp........    3,150         92,334
                                                     -----------
                                                        150,834
                                                     -----------

Investment Services (6.4%)
Bear Stearns Co., Inc. (The)...........    3,300        187,687
Lehman Brothers Holdings, Inc..........    2,200        170,637
                                                     -----------
                                                        358,324
                                                     -----------

Major Telecommunications (2.2%)
Southern New England
  Telecommunications Corp..............    1,900        124,450
                                                     -----------

Other Telecommunications (4.2%)
Century Telephone Enterprises, Inc.....    2,550        116,981
Liberty Media Group+...................    3,100        120,319
                                                     -----------
                                                        237,300
                                                     -----------

Print Media (2.6%)
Harte-Hanks Communications.............      200          5,163
Media General, Inc.....................    2,900        141,375
                                                     -----------
                                                        146,538
                                                     -----------

Producer Goods (1.6%)
AMETEK, Inc............................    2,900         85,006
Kaydon Corp............................      100          3,531
                                                     -----------
                                                         88,537
                                                     -----------

Semiconductors and Electronics (1.6%)
Maxim Integrated Products, Inc.+.......    2,800         88,725
                                                     -----------

Specialty Chemicals (4.4%)
International Specialty Products, Inc.+    4,800         89,400
Millennium Chemicals, Inc..............    4,600        155,825
                                                     -----------
                                                        245,225
                                                     -----------

Steel (3.7%)
AK Steel Holding Corp..................    6,100        109,038

18   See Notes to Portfolio of Investments.

================================================================================

                                         Number of       Market
                                          Shares          Value
                                        ----------    -----------
Steel (continued)
Alumax, Inc.+..........................      391     $  18,133
Carpenter Technology Corp..............    1,600        80,400
                                                     ----------
                                                       207,571
                                                     ----------

Surface Transport (1.3%)
Tidewater, Inc.........................    2,300        75,900
                                                     ----------

Textiles and Apparel (3.5%)
Burlington Industries, Inc.+...........    5,500        77,344
Jones Apparel Group, Inc.+.............    3,200       117,000
                                                     ----------
                                                       194,344
                                                     ----------
TOTAL INVESTMENTS (cost $4,955,945)(a)               5,455,830
Other assets less liabilities                          169,393
                                                     ---------
Total Net Assets                                    $5,625,223
                                                     ==========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains ......................              $  671,739
Unrealized losses .....................                (171,854)
                                                     -----------
  Net unrealized gain .................              $  499,885
                                                     ===========

+  Non-income producing security.

Category percentages are based on net assets.

                                      See Notes to Portfolio of Investments.  19

Capital Appreciation Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Small Company
================================================================================

                                        Number of       Market
                                         Shares          Value
                                       ----------    -----------
COMMON STOCKS (81.6%)

Automotive (1.1%)
Arvin Industries, Inc..................   17,300     $  628,206
Borg Warner Automotive, Inc............    4,600        221,088
                                                     -----------
                                                        849,294
                                                     -----------

Banks and Thrifts (1.9%)
Cullen/Frost Bankers, Inc..............   13,700        743,225
Heritage Financial Corp................   17,800        262,550
Timberland Bancorp, Inc................   26,800        442,200
                                                     -----------
                                                      1,447,975
                                                     -----------

Biotech and Medical Products (2.9%)
CNS, Inc.+.............................  140,700        655,134
Hologic, Inc.+.........................   26,400        480,150
ICU Medical, Inc.+.....................   74,200      1,066,625
                                                     -----------
                                                      2,201,909
                                                     -----------

Commercial Services (1.0%)
TeleSpectrum Worldwide, Inc.+..........   84,400        738,500
                                                     -----------

Computers (1.0%)
Dunn Computer Corp.+...................   94,500        779,625
                                                     -----------

Consumer Finance (2.6%)
Medallion Financial Corp...............   59,200      1,627,999
Rock Financial Corp....................   28,500        292,125
                                                     -----------
                                                      1,920,124
                                                     -----------

Consumer Products (3.4%)
Church & Dwight, Inc...................   22,900        741,388
Suprema Specialties, Inc.+.............  120,600        452,250
U.S.A. Floral Products, Inc.+..........   22,800        359,100
Vlasic Foods International, Inc.+......   51,800      1,042,475
                                                     -----------
                                                      2,595,213
                                                     -----------

Consumer Services (1.0%)
Primadonna Resorts, Inc.+..............   52,400        751,613
                                                     -----------

Data and Imaging Services (6.1%)
Harbinger Corp.+.......................   31,992        773,807
Mapics, Inc.+..........................   51,400      1,011,938
Proxim, Inc.+..........................   84,700      1,408,138
QLogic Corp. +.........................   18,100        645,944
Radiant Systems, Inc.+.................   26,700        387,150
Schawk, Inc............................   23,000        345,000
                                                     -----------
                                                      4,571,977
                                                     -----------

Discretionary Retail (5.1%)
Elder-Beerman Stores Corp. (The)+......   35,600        950,075
Marks Bros. Jewelers, Inc.+............   42,100        820,950
Men's Wearhouse, Inc.+.................   38,850      1,282,050
Signet Group Plc+......................   35,900        765,119
                                                     -----------
                                                      3,818,194
                                                     -----------

Electric Utilities (1.5%)
Calpine Corp.+.........................   54,100      1,092,144
                                                     -----------

                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
Electronic Media (9.1%)
Ackerley Group, Inc. (The).............   50,600     $1,062,600
Clearview Cinema Group, Inc.+..........   10,300        208,575
Jones Intercable, Inc..................   71,300      1,782,499
Paxson Communications Corp.+...........  110,800      1,343,450
TCI Music, Inc.+.......................  160,600      1,254,688
Young Broadcasting Corp.+..............   18,000      1,170,000
                                                     -----------
                                                      6,821,812
                                                     -----------

Food and Beverage (2.3%)
Hansen Natural Corp.+..................   95,000        439,375
Lance, Inc.............................   33,600        751,800
Unimark Group, Inc.+...................  128,400        513,600
                                                     -----------
                                                      1,704,775
                                                     -----------

Forest Products and Building Materials
  (5.3%)
Ball Corp..............................   26,300      1,056,931
Centex Construction Products, Inc......   33,200      1,278,200
Lone Star Industries, Inc..............    5,700        439,256
Pope & Talbot, Inc.....................   44,100        515,419
Unisource Worldwide, Inc...............   61,800        668,213
                                                     -----------
                                                      3,958,019
                                                     -----------

Gas Utilities (1.5%)
Kaneb Services, Inc.+..................  202,600      1,101,638
                                                     -----------

Health Services (1.9%)
Bindley Western Industries, Inc........   20,133        664,389
Matria Healthcare, Inc.+...............  108,200        378,700
Renex Corp.+...........................   70,400        413,600
                                                     -----------
                                                      1,456,689
                                                     -----------

Heavy Machinery (2.4%)
Astec Industries, Inc.+................   15,900        548,550
JLG Industries, Inc....................   26,400        532,950
Terex Corp.+...........................   26,300        749,550
                                                     -----------
                                                      1,831,050
                                                     -----------

Housing and Furnishings (2.0%)
Schuler Homes, Inc.+...................   83,600        731,500
Winsloew Furniture, Inc.+..............   27,600        745,200
                                                     -----------
                                                      1,476,700
                                                     -----------
Industrial Services (0.1%)
CET Environmental Services, Inc.+......   35,100         92,138
                                                     -----------
Insurance (3.7%)
ARM Financial Group, Inc...............   38,600        854,025
LandAmerica Financial Group, Inc.......   20,000      1,145,000
Reliastar Financial Corp...............   16,700        801,600
                                                     -----------
                                                      2,800,625
                                                     -----------
Oil (0.7%)
Core Laboratories N.V.+................   23,800        514,675
                                                     -----------
Oil Services (2.2%)
IRI International Corp.+...............   19,900        213,925
McDermott International, Inc...........   22,300        767,956
Seitel, Inc. +.........................   43,500        704,156
                                                     -----------
                                                      1,686,037
                                                     -----------

20  See Notes to Portfolio of Investments.

================================================================================

                                          Number of      Market
                                           Shares         Value
                                         ----------    -----------
Other Telecommunications (4.8%)
Associated Group, Inc.+................     35,900     $1,471,899
Cidco, Inc.+...........................     44,300        204,888
Ortel Corp.+...........................     53,400        827,700
Price Communications Corp.+............     72,031      1,102,979
                                                       -----------
                                                        3,607,466
                                                       -----------

Producer Goods (7.0%)
Alpine Group, Inc. (The)+..............     84,100      1,745,074
Avondale Industries, Inc.+.............     42,100      1,161,697
Dal-Tile International, Inc.+..........     57,300        562,256
Global Industrial Technologies, Inc.+..     49,700        714,438
Mueller Industries, Inc.+..............     28,400      1,054,350
                                                       -----------
                                                        5,237,815
                                                       -----------

Real Estate Investment Trusts (1.1%)
Equity Inns, Inc.......................     32,700        431,231
Glenborough Realty Trust, Inc..........     16,200        427,275
                                                       -----------
                                                          858,506
                                                       -----------

Semiconductors and Electronics (0.3%)
Kentek Information Systems, Inc........     24,100        207,863
                                                       -----------

Specialty Chemicals (4.8%)
Agribiotech, Inc.+.....................     49,700      1,376,069
Alcide Corp.+..........................     17,500        741,563
Borden Chemicals and Plastics..........     91,400        525,550
Eco Soil Systems, Inc.+................     91,600        961,800
                                                       -----------
                                                        3,604,982
                                                       -----------

Surface Transport (4.8%)
GP Strategies Corp.+...................    102,500      1,499,062
Knightsbridge Tankers Ltd..............     56,800      1,519,399
Royal Olympic Cruise Lines, Inc.+......     58,300        583,000
                                                       -----------
                                                        3,601,461
                                                       -----------
Total Common Stocks (cost $60,716,659)                 61,328,819
                                                       ===========
                                         Principal
                                          Amount
                                         ----------

SHORT-TERM INVESTMENTS (17.4%)
Federal Home Loan Bank, 5.55%, 07/01/98  $12,800,000   12,800,000
U. S. Treasury Bill, Time Deposit,
  4.91%, 08/20/98@.....................      100,000       99,317
U. S. Treasury Bill, Time Deposit,
  5.00%, 08/20/98@.....................      100,000       99,327
U.S. Treasury Bill, Comm. Paper,
  5.025%, 08/20/98@....................      100,000       99,327
                                                       ----------
Total Short-Term Investments (cost $13,097,925)        13,097,971
                                                       ==========
TOTAL INVESTMENTS (cost $73,814,584)(a)                74,426,790
Other assets less liabilities                             772,994
                                                       ==========
Total Net Assets                                      $75,199,784
                                                       ==========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $74,027,271. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains .....................               $ 3,522,904
Unrealized losses ....................                (3,123,385)
                                                     ===========
  Net unrealized gain ................               $   399,519
                                                     ===========

Information concerning open futures contracts at June 30, 1998 is shown below:

                       No. of      Initial    Expiration     Unrealized
                      Contracts     Value        Date        Gain/(Loss)
                      ---------  ----------   ---------      -----------
Long Contracts
---------------------
Russell 2000 Index
  Futures ..........     35      $7,937,647    Sept. 98        $153,163
                                 ==========                    ========

+ Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1998.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  21

Capital Appreciation Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Value Opportunity
================================================================================

                                         Number of      Market
                                          Shares         Value
                                        ----------    -----------
COMMON STOCKS (93.8%)

Air Transport (2.8%)
UAL Corp.+.............................   20,000     $1,560,000
                                                     -----------

Automotive (2.5%)
Dana Corp..............................   25,900      1,385,650
                                                     -----------

Banks and Thrifts (4.6%)
Citicorp...............................   10,000      1,492,500
Wells Fargo & Co.......................    3,000      1,107,000
                                                     -----------
                                                      2,599,500
                                                     -----------

Biotech and Medical Products (3.1%)
Amgen, Inc.+...........................   27,000      1,765,125
                                                     -----------

Chemicals (6.1%)
Du Pont (E.I.) de Nemours..............   30,000      2,238,750
Rohm & Haas Co.........................   11,900      1,236,856
                                                     -----------
                                                      3,475,606
                                                     -----------

Computers (9.5%)
Compaq Computer Corp...................   70,000      1,986,250
Hewlett Packard Co.....................   24,000      1,437,000
International Business Machines, Inc...   16,900      1,940,331
                                                     -----------
                                                      5,363,581
                                                     -----------

Conglomerate and Aerospace (2.0%)
Boeing Co..............................   25,000      1,114,063
                                                     -----------

Consumer Finance (3.3%)
Federal Home Loan Mortgage Corp........   40,000      1,882,500
                                                     -----------

Consumer Products (3.6%)
Kimberly-Clark Corp....................   45,000      2,064,375
                                                     -----------

Consumer Services (1.3%)
Hilton Hotels Corp.....................   25,000        712,500
                                                     -----------

Discretionary Retail (3.8%)
Federated Department Stores, Inc.+.....   22,000      1,183,875
OfficeMax, Inc.+.......................   58,800        970,200
                                                     -----------
                                                      2,154,075
                                                     -----------

Diversified Financial Services (7.1%)
American Express Co....................   25,000      2,849,999
Travelers Group, Inc...................   19,500      1,182,188
                                                     -----------
                                                      4,032,187
                                                     -----------

Drugs (5.8%)
American Home Products Corp............   30,500      1,578,375
Bristol-Myers Squibb Co................   15,000      1,724,063
                                                     -----------
                                                      3,302,438
                                                     -----------

Electric Utilities (2.3%)
Exel Ltd...............................   16,400      1,276,125
                                                     -----------

Food and Beverage (2.9%)
PepsiCo, Inc...........................   40,000      1,647,500
                                                     -----------

Forest Products and Building Materials
  (3.2%)
Owens-Illinois, Inc.+..................   40,000      1,790,000
                                                     -----------

Gas Utilities (2.9%)
Enron Corp.............................   30,000      1,621,875
                                                     -----------

                                         Number of      Market
                                          Shares         Value
                                         ---------    -----------

Heavy Machinery (2.8%)
Deere & Co.............................    29,600     $1,565,100
                                                      -----------

Housing and Furnishings (1.0%)
Centex Corp............................    15,500        585,125
                                                      -----------

Investment Services (2.9%)
Franklin Resources, Inc................    30,000      1,620,000
                                                      -----------

Major Telecommunications (4.2%)
AT&T Corp..............................    10,000        571,250
Bell Atlantic Corp.....................    40,000      1,825,000
                                                      -----------
                                                       2,396,250
                                                      -----------

Oil (5.0%)
Lyondell Petrochemical Co..............    43,500      1,324,031
Murphy Oil Corp........................    30,000      1,520,625
                                                      -----------
                                                       2,844,656
                                                      -----------

Oil Services (4.4%)
McDermott International, Inc...........    45,000      1,549,688
Noble Drilling Corp.+..................    40,000        962,500
                                                      -----------
                                                       2,512,188
                                                      -----------

Semiconductors and Electronics (3.1%)
Intel Corp.............................    15,800      1,171,175
PRI Automation, Inc.+..................    35,000        597,188
                                                      -----------
                                                       1,768,363
                                                      -----------

Surface Transport (3.6%)
Kansas City Southern Industries, Inc...    41,000      2,034,625
                                                      -----------
Total Common Stocks (cost $52,065,767)                53,073,407
                                                      -----------
                                         Principal
                                          Amount
                                        ----------

SHORT-TERM INVESTMENTS (8.8%)
Federal Home Loan Mortgage Corp.,
  5.60%, 07/01/98...................... $4,694,000    4,694,000
U. S. Treasury Bill, 5.05%, 08/20/98...    100,000       99,326
U. S. Treasury Bill, 5.03%, 08/20/98...    200,000      198,654
                                                    -----------
Total Short-Term Investments (cost
  $4,991,902)                                         4,991,980
                                                    -----------
TOTAL INVESTMENTS (cost
  $57,057,669)(a)                                    58,065,387
Other assets less liabilities                        (1,470,433)
                                                    ===========
Total Net Assets                                    $56,594,954
                                                    ===========

22   See Notes to Portfolio of Investments.

================================================================================
Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $57,052,895. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains .................                $   2,769,581
Unrealized losses ................                   (1,757,089)
                                                  --------------
  Net unrealized gain ............                $   1,012,492
                                                  ==============

+  Non-income producing security.

Category percentages are based on net assets.



                                         See Notes to Financial Statements.   23

Capital Appreciation Portfolios
Statements of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================

Assets:
Investments, at market value ................................................................................
Cash ........................................................................................................
Cash denominated in foreign currencies ......................................................................
Receivable for:
  Dividends and interest ....................................................................................
  Investments sold ..........................................................................................
  Fund shares sold ..........................................................................................
  Recoverable foreign taxes .................................................................................
  Variation margin ..........................................................................................
  Reimbursement from Investment Adviser .....................................................................
Prepaid expenses ............................................................................................
Gross unrealized gain on forward foreign currency exchange contracts ........................................
         Total assets .......................................................................................
Liabilities:
Payable for:
  Investments purchased .....................................................................................
  Fund shares redeemed ......................................................................................
  Variation margin ..........................................................................................
Accrued investment advisory fees ............................................................................
Accrued administrative service fees .........................................................................
Accrued custodian fees ......................................................................................
Other liabilities ...........................................................................................
Gross unrealized loss on forward foreign currency exchange contracts ........................................
         Total liabilities ..................................................................................
  NET ASSETS ................................................................................................

Net assets represented by:
Paid-in capital .............................................................................................
Net unrealized gain on investments, open futures contracts and foreign currency related transactions ........
Undistributed net investment income .........................................................................
Accumulated net realized gain on investments ................................................................
  NET ASSETS ................................................................................................

Capital Shares:
Authorized ..................................................................................................
Par value ...................................................................................................
Outstanding .................................................................................................
Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .........

Cost of investments .........................................................................................
Cost of cash denominated in foreign currencies ..............................................................

See Notes to Financial Statements.

================================================================================

                                                                            Small                   Value
   Growth                International             Mid Cap                 Company               Opportunity
-------------            -------------           ------------            -------------           -------------
$ 48,432,698             $18,324,170             $ 5,455,830              $74,426,790             $ 58,065,387
       1,874                  75,378                 112,347                    5,996                   10,346
          --                 693,572                      --                       --                       --

      19,378                  21,888                   1,939                   20,201                   40,537
          --               1,563,721                  80,857                2,650,949                       --
     394,139                      --                      --                   97,148                    9,536
          --                  19,731                      --                       --                       --
          --                      --                      --                   41,125                       --
          --                  11,505                     566                       --                       --
          68                     158                      53                       80                       89
          --                  50,889                      --                       --                       --
-------------            ------------            ------------             ------------            -------------
  48,848,157              20,761,012               5,651,592               77,242,289               58,125,895
-------------            ------------            ------------             ------------            -------------


     191,547               1,486,406                  19,253                1,988,097                1,481,337
          --                      --                      --                       --                   14,575
      31,875                      --                      --                       --                       --
      20,422                  13,708                   3,169                   41,138                   25,439
       2,549                   1,210                     299                    4,081                    3,163
       1,141                  28,994                     952                    2,855                      764
       4,960                   3,002                   2,696                    6,334                    5,663
          --                  29,556                      --                       --                       --
-------------            ------------            ------------             ------------            -------------
     252,494               1,562,876                  26,369                2,042,505                1,530,941
-------------            ------------            ------------             ------------            -------------
$ 48,595,663             $19,198,136             $ 5,625,223              $75,199,784             $ 56,594,954
=============            ============            ============             ============            =============

$ 44,531,675             $15,429,208             $ 5,000,000              $73,005,005             $ 53,036,243
   3,355,126               2,401,773                 499,885                  765,369                1,007,718
      63,698                 119,107                     246                  193,634                  207,023
     645,164               1,248,048                 125,092                1,235,776                2,343,970
-------------            ------------            ------------             ------------            -------------
$ 48,595,663             $19,198,136             $ 5,625,223              $75,199,784             $ 56,594,954
=============            ============            ============             ============            =============

Two Billion              Two Billion             Two Billion              Two Billion             Two Billion
$      0.001             $     0.001             $     0.001              $     0.001             $      0.001
   4,010,794               1,533,954                 500,000                5,516,259                4,258,043
$     12.116             $    12.515             $    11.250              $    13.632             $     13.291

$ 45,167,879             $15,934,483             $ 4,955,945              $73,814,584             $ 57,057,669
          --             $   693,621                      --                       --                       --

Capital Appreciation Portfolios
Statements of Operations
Six Month Period Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
Dividends ..................................................................................
Interest ...................................................................................

Foreign taxes withheld on dividends ........................................................
         Total investment income ...........................................................
Investment Expenses:
Investment advisory fee ....................................................................
Administrative services fees ...............................................................
Printing and postage .......................................................................
Custody fees ...............................................................................
Transfer agent fees ........................................................................
Audit fees .................................................................................
Directors' fees ............................................................................
Registration fees ..........................................................................
Miscellaneous expenses .....................................................................
Expenses before reimbursement and waiver from Adviser ......................................
Expense reimbursement and waiver from Adviser ..............................................
         Total expenses ....................................................................
Net investment income ......................................................................
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Sale of investments ......................................................................
  Futures and forward foreign currency exchange contracts ..................................
  Foreign currency related transactions ....................................................
         Net realized gain on investments ..................................................
Net change in unrealized gain or loss on:
  Investments ..............................................................................
  Futures and forward foreign currency exchange contracts ..................................
  Foreign currency related transactions ....................................................
         Net change in unrealized gain or loss on investments ..............................
Net realized and change in unrealized gain or loss on investments ..........................
Net increase in net assets resulting from operations .......................................

See Notes to Financial Statements.

================================================================================

                                                                       Small                  Value
  Growth                International          Mid Cap                Company              Opportunity
-----------             ------------           ---------            -----------            -----------
$   51,182              $  241,297             $ 23,598             $  203,160             $  174,250
    97,247                  14,857                3,239                215,559                192,165
-----------             -----------            ---------            -----------            -----------
   148,429                 256,154               26,837                418,719                366,415
      (275)                (26,178)                (240)                    --                     --
-----------             -----------            ---------            -----------            -----------
   148,154                 229,976               26,597                418,719                366,415
-----------             -----------            ---------            -----------            -----------

    66,863                  74,708               19,985                179,868                109,851
    11,806                  19,109                4,184                 27,645                 20,974
       867                     891                  768                  1,198                  1,101
     1,141                  28,994                  952                  2,854                    755
       443                     436                  434                    448                    446
     2,428                   2,171                1,759                  1,766                  1,763
        73                      62                   20                    216                    173
       415                       7                   --                    851                    617
        27                      40                   13                     74                     61
-----------             -----------            ---------            -----------            -----------
    84,063                 126,418               28,115                214,920                135,741
        --                 (24,872)              (2,514)                    --                     --
-----------             -----------            ---------            -----------            -----------
    84,063                 101,546               25,601                214,920                135,741
-----------             -----------            ---------            -----------            -----------
    64,091                 128,430                  996                203,799                230,674
-----------             -----------            ---------            -----------            -----------


   732,889               1,214,147              124,437              1,552,660              1,858,822
    46,951                  74,446                   --               (270,181)               520,576
        --                 (25,609)                  --                     --                     --
-----------             -----------            ---------            -----------            -----------
   779,840               1,262,984              124,437              1,282,479              2,379,398
-----------             -----------            ---------            -----------            -----------

 2,982,768               1,986,848              416,877               (245,998)               598,244
    90,307                   2,555                   --                107,863                     --
        --                  (5,570)                  --                     --                     --
-----------             -----------            ---------            -----------            -----------
 3,073,075               1,983,833              416,877               (138,135)               598,244
-----------             -----------            ---------            -----------            -----------
 3,852,915               3,246,817              541,314              1,144,344              2,977,642
-----------             -----------            ---------            -----------            -----------
$3,917,006              $3,375,247             $542,310             $1,348,143             $3,208,316
===========             ===========            =========            ===========            ===========

Capital Appreciation Portfolios
Statements of Changes in Net Assets
================================================================================

                                                                                                           Growth
                                                                                            -------------------------------------
                                                                                            Six Month
                                                                                           Period Ended
                                                                                             June 30,              Year Ended
                                                                                               1998               December 31,
                                                                                            (Unaudited)               1997
                                                                                            -----------          ----------------
From Operations:
Net investment income ..............................................................        $    64,091            $   17,877
Net realized gain on investments ...................................................            779,840             1,465,898
Net change in unrealized gain or loss on investments ...............................          3,073,075               204,394
                                                                                            ------------           -----------
  Net increase in net assets resulting from operations .............................          3,917,006             1,688,169
                                                                                            ------------           -----------
Distributions to Shareholders:
    From net investment income .....................................................                 --               (15,218)
    From net realized gains.........................................................                 --            (1,600,576)
                                                                                            ------------           -----------
  Decrease in net assets from distributions to shareholders ........................                 --            (1,615,794)
                                                                                            ------------           -----------
From Fund Share Transactions:
    Proceeds from shares sold ......................................................         41,248,092             6,712,100
    Net asset value of shares issued upon reinvestment of distributions ............                 --             1,436,186
    Payments for shares redeemed ...................................................         (2,533,279)           (7,431,424)
                                                                                            ------------           -----------
   Net increase in net assets from fund share transactions .........................         38,714,813               716,862
                                                                                            ------------           -----------
Change in net assets ...............................................................         42,631,819               789,237
Net Assets:
Beginning of period ................................................................          5,963,844             5,174,607
                                                                                            ------------           -----------
End of period ......................................................................        $48,595,663            $5,963,844
                                                                                            ============           ===========
End of period net assets includes undistributed (distributions in excess of) net
  investment income ................................................................        $    63,698            $     (393)
                                                                                            ============           ===========
Share Transactions:
    Number of shares sold ..........................................................          3,634,178               500,364
    Number of shares issued upon reinvestment of distributions .....................                 --               147,415
    Number of shares redeemed ......................................................           (229,066)             (552,097)
                                                                                            ------------           -----------
  Net increase .....................................................................          3,405,112                95,682
                                                                                            ============           ===========


See Notes to Financial Statements.

================================================================================

                                                                                                            International
                                                                                                ------------------------------------

                                                                                                 Six Month              Period From
                                                                                                Period Ended            December 22,
                                                                                                  June 30,                1997 to
                                                                                                    1998                December 31,
                                                                                                (Unaudited)                1997
                                                                                                ------------         ---------------
From Operations:
Net investment income ..............................................................            $   128,430            $    (3,667)
Net realized gain (loss) on investments ............................................              1,262,984                 (2,665)
Net change in unrealized gain or loss on investments ...............................              1,983,833                417,940
                                                                                                ------------           ------------
  Net increase in net assets resulting from operations .............................              3,375,247                411,608
                                                                                                ------------           ------------
Distributions to Shareholders:
    From net investment income .....................................................                (17,927)                    --
                                                                                                ------------           ------------
  Decrease in net assets from distributions to shareholders ........................                (17,927)                    --
                                                                                                ------------           ------------
From Fund Share Transactions:
    Proceeds from shares sold ......................................................              1,749,048             15,000,000
    Net asset value of shares issued upon reinvestment of distributions.............                  1,277                     --
    Payments for shares redeemed ...................................................             (1,321,117)                    --
                                                                                                ------------           ------------
   Net increase in net assets from fund share transactions .........................                429,208             15,000,000
                                                                                                ------------           ------------
Change in net assets ...............................................................              3,786,528             15,411,608
Net Assets:
Beginning of period ................................................................             15,411,608                     --
                                                                                                ------------           ------------
End of period ......................................................................            $19,198,136            $15,411,608
                                                                                                ============           ============
End of period net assets includes undistributed net investment income ..............            $   119,107            $     8,604
                                                                                                ============           ============
Share Transactions:
    Number of shares sold ..........................................................                140,325              1,500,000
    Number of shares issued upon reinvestment of distributions......................                    102                     --
    Number of shares redeemed ......................................................               (106,473)                    --
                                                                                                ------------           ------------
  Net increase .....................................................................                 33,954              1,500,000
                                                                                                ============           ============

See Notes to Financial Statements.                                            29

Capital Appreciation Portfolios
Statements of Changes in Net Assets (continued)
================================================================================

                                                                                                           Mid Cap
                                                                                              ----------------------------------

                                                                                               Six Month          Period From
                                                                                             Period Ended         December 17,
                                                                                                June 30,             1997 to
                                                                                                  1998            December 31,
                                                                                              (Unaudited)            1997
                                                                                              ------------     -----------------
From Operations:
Net investment income ................................................................        $      996             $   4,574
Net realized gain on investments .....................................................           124,437                 2,331
Net change in unrealized gain or loss on investments .................................           416,877                83,008
                                                                                              -----------            ----------
  Net increase in net assets resulting from operations ...............................           542,310                89,913
                                                                                              -----------            ----------
Distributions to Shareholders:
    From net investment income .......................................................              (750)               (6,250)
                                                                                              -----------            ----------
  Decrease in net assets from distributions to shareholders ..........................              (750)               (6,250)
                                                                                              -----------            ----------
From Fund Share Transactions:
    Proceeds from shares sold ........................................................                --             5,000,000
                                                                                              -----------            ----------
   Net increase in net assets from fund share transactions ...........................                --             5,000,000
                                                                                              -----------            ----------
Change in net assets .................................................................           541,560             5,083,663
Net Assets:
Beginning of period ..................................................................         5,083,663                    --
                                                                                              -----------            ----------
End of period ........................................................................        $5,625,223             $5,083,663
                                                                                              ===========            ==========
End of period net assets includes undistributed net investment income ................        $      246             $      --
                                                                                              ===========            ==========
Share Transactions:
    Number of shares sold ............................................................                --               500,000
                                                                                              -----------            ----------
  Net increase .......................................................................                --               500,000
                                                                                              ===========            ==========


See Notes to Financial Statements.

                                                                                                       Small Company
                                                                                            ------------------------------------
                                                                                             Six Month
                                                                                              Period
                                                                                               Ended
                                                                                             June 30,               Year Ended
                                                                                               1998                December 31,
                                                                                            (Unaudited)                1997
                                                                                            ------------          --------------
From Operations:
Net investment income ..............................................................        $   203,799            $    54,197
Net realized gain on investments ...................................................          1,282,479              1,204,297
Net change in unrealized gain or loss on investments ...............................           (138,135)               845,007
                                                                                            ------------           ------------
  Net increase in net assets resulting from operations .............................          1,348,143              2,103,501
                                                                                            ------------           ------------
Distributions to Shareholders:
    From net investment income .....................................................            (24,738)               (38,702)
    From net realized gains.........................................................           (230,169)            (1,020,831)
                                                                                            ------------           ------------
  Decrease in net assets from distributions to shareholders ........................           (254,907)            (1,059,533)
                                                                                            ------------           ------------
From Fund Share Transactions:
    Proceeds from shares sold ......................................................         61,459,148             18,008,547
    Net asset value of shares issued upon reinvestment of distributions ............            254,906              1,059,533
    Payments for shares redeemed ...................................................         (5,709,321)            (7,167,808)
                                                                                            ------------           ------------
   Net increase in net assets from fund share transactions .........................         56,004,733             11,900,272
                                                                                            ------------           ------------
Change in net assets ...............................................................         57,097,969             12,944,240
Net Assets:
Beginning of period ................................................................         18,101,815              5,157,575
                                                                                            ------------           ------------
End of period ......................................................................        $75,199,784            $18,101,815
                                                                                            ============           ============
End of period net assets includes undistributed net investment income ..............        $   193,634            $    14,573
                                                                                            ============           ============
Share Transactions:
    Number of shares sold ..........................................................          4,499,323              1,353,068
    Number of shares issued upon reinvestment of distributions .....................             18,933                 83,662
    Number of shares redeemed ......................................................           (419,548)              (529,179)
                                                                                            ------------           ------------
  Net increase .....................................................................          4,098,708                907,551
                                                                                            ============           ============


See Notes to Financial Statements.                                            31

Capital Appreciation Portfolios
Statements of Changes in Net Assets (continued)
================================================================================

                                                                                                    Value Opportunity
                                                                                           ------------------------------------
                                                                                             Six Month
                                                                                            Period Ended
                                                                                              June 30,              Year Ended
                                                                                               1998                 December 31,
                                                                                            (Unaudited)                1997
                                                                                            -----------          --------------
From Operations:
Net investment income ..............................................................        $   230,674            $   67,766
Net realized gain on investments ...................................................          2,379,398             1,683,762
Net change in unrealized gain or loss on investments ...............................            598,244               307,085
                                                                                            ------------           -----------
  Net increase in net assets resulting from operations .............................          3,208,316             2,058,613
                                                                                            ------------           -----------
Distributions to Shareholders:
    From net investment income .....................................................            (25,086)              (65,555)
    From net realized gains.........................................................           (339,496)           (1,379,694)
                                                                                            ------------           -----------
  Decrease in net assets from distributions to shareholders ........................           (364,582)           (1,445,249)
                                                                                            ------------           -----------
From Fund Share Transactions:
    Proceeds from shares sold ......................................................         47,460,722             9,237,674
    Net asset value of shares issued upon reinvestment of distributions ............            364,582             1,445,249
    Payments for shares redeemed ...................................................         (3,220,861)           (7,351,123)
                                                                                            ------------           -----------
   Net increase in net assets from fund share transactions .........................         44,604,443             3,331,800
                                                                                            ------------           -----------
Change in net assets ...............................................................         47,448,177             3,945,164
Net Assets:
Beginning of period ................................................................          9,146,777             5,201,613
                                                                                            ------------           -----------
End of period ......................................................................        $56,594,954            $9,146,777
                                                                                            ============           ===========
End of period net assets includes undistributed net investment income ..............        $   207,023            $    1,435
                                                                                            ============           ===========
Share Transactions:
    Number of shares sold ..........................................................          3,703,494               664,790
    Number of shares issued upon reinvestment of distributions .....................             27,706               121,772
    Number of shares redeemed ......................................................           (240,776)             (528,943)
                                                                                            ------------           -----------
  Net increase .....................................................................          3,490,424               257,619
                                                                                            ============           ===========


32   See Notes to Financial Statements.

Capital Appreciation Portfolios
Notes to Financial Statements
June 30, 1998 (Unaudited)
================================================================================

1.  Organization

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Company to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers eleven portfolios. This report covers five portfolios:
Aetna Growth VP, Aetna International VP, Aetna Mid Cap VP, Aetna Small Company VP and Aetna Value Opportunity VP (Portfolios).

The following is each Portfolio's investment objective:

     Aetna Growth VP (Growth, formerly Aetna Variable Growth Portfolio) seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.

     Aetna International VP (International, formerly Aetna International Portfolio) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

     Aetna Mid Cap VP (Mid Cap) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations.

     Aetna Small Company VP (Small Company, formerly Aetna Variable Small Company Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

     Aetna Value Opportunity VP (Value Opportunity, formerly Aetna Variable Capital Appreciation Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Shares of each Portfolio are owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. It is currently expected that all shares will be held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

Effective May 1, 1998, Aeltus Investment Management, Inc. (Aeltus) became the Investment Adviser to each Portfolio. Prior to May 1, 1998, ALIAC acted as Investment Adviser and Aeltus served as Sub-Adviser to the Portfolios. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both wholly-owned subsidiaries of Aetna Retirement Holdings, Inc. and are indirect wholly-owned subsidiaries of Aetna Inc.

2. Summary of Significant Accounting Policies

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

A. Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market

Capital Appreciation Portfolios
Notes to Financial Statements (continued)
June 30, 1998 (Unaudited)
================================================================================

2. Summary of Significant Accounting Policies (continued)

A. Valuation of Investments (continued)

value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B.  Options Contracts

The Portfolios may purchase and write (sell) call and put options, including options on securities, indices and futures. Call options on securities may be written only if covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying Financial Statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios "sell" futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

================================================================================

Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those sold pursuant to Rule 144A and Section 4(2) of the Securities Act of 1933 (1933 Act), and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E.  Federal Income Taxes

As a qualified regulated investment company, each Portfolio is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

F.  Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

G.  Other

Investment transactions are accounted for on the day following the trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3.  Investment Advisory and Administrative Services Fees

Effective May 1, 1998, Aeltus became the Investment Adviser and Administrator to the Fund. Prior to that time, ALIAC acted as Investment Adviser and Administrator to the Fund and Aeltus acted as Sub-Adviser to the Fund.

Capital Appreciation Portfolios
Notes to Financial Statements (continued)
June 30, 1998 (Unaudited)
================================================================================

3.  Investment Advisory and Administrative Services Fees (continued)

As Investment Adviser, Aeltus (ALIAC prior to May 1, 1998) is paid a monthly fee expressed as a percentage of the average daily net assets of each Portfolio. Below are each Portfolio's Investment Advisory fees as of June 30, 1998:

                               Advisory
                                 Fee
                           -----------------
Growth                          0.60%
International                   0.85%
Mid Cap                         0.75%
Small Company                   0.75%
Value Opportunity               0.60%

Prior to May 1, 1998, ALIAC served as Investment Adviser and Aeltus served as the Sub-Adviser to the Fund. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period January 1, 1998 through April 30, 1998, ALIAC collected $243,091 from the Portfolios, of which it paid $149,925 to Aeltus.

Effective May 1, 1998, each Portfolio pays expenses incurred in exchange for services provided by auditors, legal firms, transfer agents, custodian banks and financial printers. Each Portfolio pays its proportionate share of compensation paid to the Fund's Board of Directors and its proportionate share of insurance premiums of the Fund. Each Portfolio pays its direct costs incurred to mail shareholder reports, register its shares with the Securities Exchange Commission and any other costs incurred by the Portfolio. In addition, each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Fund's other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on average daily net assets of the Portfolio. The rate is 0.075% on the first $5 billion in Portfolio assets and 0.050% on all Portfolio assets over $5 billion.

Prior to May 1, 1998, ALIAC acted as Administrator to the Fund. As Administrator, ALIAC paid all the expenses of the Fund on behalf of the Fund, supervised the Fund's other service providers and provided the Fund with certain administrative and shareholder services. In exchange for these services, ALIAC received an administrative services fee at an annual rate of up to 0.30% of each portfolio's average daily net assets. For the period January 1, 1998 through April 30, 1998, ALIAC collected $61,016 in administrative services fees from the Portfolios.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio in exchange for fees, payable by Aeltus, of up to 0.425% of the Portfolios' average daily net assets. For the period May 1, 1998 through June 30, 1998, Aeltus paid ALIAC $105,811.

4.  Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 1998 were:

                             Cost of Purchases      Proceeds from Sales
                             -----------------      -------------------
Growth                           $47,387,098              $15,209,272
International                     13,995,915               13,852,657
Mid Cap                            4,308,419                4,472,364
Small Company                     85,218,105               40,394,941
Value Opportunity                 52,654,312               20,204,283

5.  Reimbursement from Investment Adviser

The Investment Adviser may, from time to time, make reimbursements to a Portfolio for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield and total return. For the period ended June 30, 1998, reimbursements were as follows:

                              Portfolio Total
                              ---------------
International                        $24,872
Mid Cap                                2,514

6.  Forward Foreign Currency Exchange Contracts

At June 30, 1998, International had the following open forward foreign currency exchange contracts that obligate that Portfolio to deliver currencies at specified future dates. The net unrealized gain of $21,333 on these contracts, is included in the accompanying financial statements. The terms of the open contracts are as follows:

International
-------------

Exchange        Currency to       U.S. $ Value     Currency to   U.S. $ Value   Unrealized
  Date         be Delivered      June 30, 1998     Be Received  June 30, 1998   Gain (Loss)
  ----         ------------      -------------     -----------  -------------   -----------

Contracts to Sell
-----------------
7/20/98           180,000           $299,936         292,218       $292,218      ($7,718)
               British Pound                       U.S. Dollar
-----------------------------------------------------------------------------------------
7/20/98           213,000            104,855         106,826        106,826        1,971
               Dutch Guilder                       U.S. Dollar
-----------------------------------------------------------------------------------------
8/24/98           284,000            140,119         141,589        141,589        1,470
               Dutch Guilder                       U.S. Dollar
-----------------------------------------------------------------------------------------
7/6/98            469,000            77,603          77,622         77,622          19
               French Franc                        U.S. Dollar
-----------------------------------------------------------------------------------------
7/15/98          4,642,000           768,532         781,206        781,206       12,674
               French Franc                        U.S. Dollar
-----------------------------------------------------------------------------------------
8/21/98          1,276,000           211,740         210,596        210,596       (1,144)
               French Franc                        U.S. Dollar
-----------------------------------------------------------------------------------------
7/9/98            410,000            227,114         224,196        224,196       (2,918)
           German Deutschemarks                    U.S. Dollar
-----------------------------------------------------------------------------------------
8/3/98            346,000            192,134         195,923        195,923        3,789
           German Deutschemarks                    U.S. Dollar
-----------------------------------------------------------------------------------------
7/27/98         33,890,000           245,176         260,122        260,122       14,946
               Japanese Yen                        U.S. Dollar
-----------------------------------------------------------------------------------------
7/27/98         11,780,000           85,222          84,233         84,233         (989)
               Japanese Yen                        U.S. Dollar
-----------------------------------------------------------------------------------------
8/26/98         80,220,000           583,276         599,152        599,152       15,876
               Japanese Yen                        U.S. Dollar
-----------------------------------------------------------------------------------------
9/17/98         46,318,000           337,638         320,851        320,851      (16,787)
               Japanese Yen                        U.S. Dollar
-----------------------------------------------------------------------------------------
2/19/99           500,000            62,536          62,680         62,680         144
              Hong Kong Dollar                     U.S. Dollar
-----------------------------------------------------------------------------------------
                                                                                 $21,333
                                                                                 ========

Capital Appreciation Portfolios
Financial Highlights
Growth
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                       Six Month                                      Period From
                                                                     Period Ended              Year Ended          December 13, 1996
                                                                     June 30, 1998            December 31,                to
                                                                      (Unaudited)                 1997             December 31, 1996
                                                                 ------------------        ---------------      --------------------
Net asset value, beginning of period ...........................       $  9.846                 $ 10.146                $ 10.000
                                                                       ---------                ---------               ---------
Income from investment operations:
  Net investment income ........................................          0.017                    0.039                   0.011
  Net realized and change in unrealized gain or loss on
    investments ................................................          2.253                    3.271                   0.147
                                                                       ---------                ---------               ---------
         Total from investment operations ......................          2.270                    3.310                   0.158
                                                                       ---------                ---------               ---------
Less distributions:
  From net investment income ...................................             --                   (0.034)                 (0.012)
  From net realized gains on investments .......................             --                   (3.576)                     --
                                                                       ---------                ---------               ---------
        Total distributions ....................................             --                   (3.610)                 (0.012)
                                                                       ---------                ---------               ---------
Net asset value, end of period .................................       $ 12.116                 $  9.846                $ 10.146
                                                                       =========                =========               =========

Total return*...................................................          23.05%                   33.01%                   1.57%
Net assets, end of period (000's) ..............................       $ 48,596                 $  5,964                $  5,175
Ratio of total expenses to average net assets ..................           0.75%(1)                 0.75%                   0.67%(1)
Ratio of net investment income to average net assets ...........           0.57%(1)                 0.29%                   1.99%(1)
Portfolio turnover rate ........................................          74.97%                  207.41%                   1.97%
Average commission rate paid per share on equity securities
  traded .......................................................       $ 0.0414                 $ 0.0589                $ 0.0364


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

See Notes to Financial Statements.

International
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                       Six Month
                                                                                     Period Ended           Period From
                                                                                     June 30, 1998      December 22, 1997 to
                                                                                      (Unaudited)        December 31, 1997
                                                                                    ----------------    --------------------
Net asset value, beginning of period .........................................         $ 10.274              $ 10.000
                                                                                       ---------             ---------
Income from investment operations:
  Net investment income (loss)................................................            0.089                (0.002)
  Net realized and change in unrealized gain or loss on investments ..........            2.163                 0.276
                                                                                       ---------             ---------
        Total from investment operations .....................................            2.252                 0.274
                                                                                       ---------             ---------
Less distributions:
  From net investment income .................................................           (0.011)                   --
                                                                                       ---------             ---------
        Total distributions ..................................................           (0.011)                   --
                                                                                       ---------             ---------
Net asset value, end of period ...............................................         $ 12.515              $ 10.274
                                                                                       =========             =========

Total return*.................................................................            21.92%                 2.74%
Net assets, end of period (000's) ............................................         $ 19,198              $ 15,412
Ratio of total expenses to average net assets ................................             1.15%(1)              1.15% (1)
Ratio of net investment income to average net assets .........................             1.46%(1)             (0.98)%(1)
Ratio of net expense before reimbursement and waiver to average net assets ...             1.44%(1)                --
Ratio of net investment income before reimbursement and waiver to average net
  assets .....................................................................             1.17%(1)                --
Portfolio turnover rate ......................................................            80.86%                 0.71%
Average commission rate paid per share on equity securities traded............         $ 0.0250              $ 0.0440

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

See Notes to Financial Statements.

Capital Appreciation Portfolios
Financial Highlights (continued)
Mid Cap
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                      Six Month
                                                                                     Period Ended          Period From
                                                                                    June 30, 1998       December 17, 1997 to
                                                                                     (Unaudited)         December 31, 1997
                                                                                   -----------------   --------------------
Net asset value, beginning of period .........................................         $ 10.167              $ 10.000
                                                                                       ---------             ---------
Income from investment operations:
  Net investment income ......................................................            0.002                 0.009
  Net realized and change in unrealized gain or loss on investments ..........            1.083                 0.171
                                                                                       ---------             ---------
        Total from investment operations .....................................            1.085                 0.180
                                                                                       ---------             ---------
Less distributions:
  From net investment income .................................................           (0.002)               (0.013)
                                                                                       ---------             ---------
        Total distributions ..................................................           (0.002)               (0.013)
                                                                                       ---------             ---------
Net asset value, end of period ...............................................         $ 11.250              $ 10.167
                                                                                       =========             =========

Total return*.................................................................            10.63%                 1.80%
Net assets, end of period (000's) ............................................         $  5,625              $  5,084
Ratio of total expenses to average net assets ................................             0.95% (1)             0.95%(1)
Ratio of net investment income to average net assets .........................             0.05% (1)             2.10%(1)
Ratio of net expense before reimbursement and waiver to average net assets ...             1.05% (1)               --
Ratio of net investment income before reimbursement and waiver to average net
  assets .....................................................................            (0.05)%(1)               --
Portfolio turnover rate ......................................................            81.58%                 0.95%
Average commission rate paid per share on equity securities traded ...........         $ 0.0384              $ 0.0286

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

See Notes to Financial Statements.

Small Company
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                   Six Month
                                                                 Period Ended               Year Ended            Period From
                                                                 June 30, 1998             December 31,        December 27, 1996  to
                                                                  (Unaudited)                  1997             December 31, 1996
                                                                 --------------           ---------------     --------------------
Net asset value, beginning of period ...........................   $ 12.770                 $ 10.113               $ 10.000
                                                                   ---------                ---------              ---------
Income from investment operations:
  Net investment income ........................................      0.029                    0.042                  0.008
  Net realized and change in unrealized gain or loss on
    Investments ................................................      0.881                    3.439                  0.115
                                                                   ---------                ---------              ---------
        Total from investment operations .......................      0.910                    3.481                  0.123
                                                                   ---------                ---------              ---------
Less distributions:
  From net investment income ...................................     (0.005)                  (0.030)                (0.010)
  From net realized gains on investments .......................     (0.043)                  (0.794)                    --
                                                                   ---------                ---------              ---------
        Total distributions ....................................     (0.048)                  (0.824)                (0.010)
                                                                   ---------                ---------              ---------
Net asset value, end of period .................................   $ 13.632                 $ 12.770               $ 10.113
                                                                   =========                =========              =========

Total return*...................................................       7.13%                   34.49%                  1.23%
Net assets, end of period (000's) ..............................   $ 75,200                 $ 18,102               $  5,158
Ratio of total expenses to average net assets ..................       0.89%(1)                 0.90%                  0.55%(1)
Ratio of net investment income to average net assets ...........       0.84%(1)                 0.78%                  5.96%(1)
Portfolio turnover rate ........................................      99.35%                  180.25%                    --
Average commission rate paid per share on equity securities
  traded .......................................................   $ 0.0489                 $ 0.0519                     --


(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

See Notes to Financial Statements.

Capital Appreciation Portfolios
Financial Highlights (continued)
Value Opportunity
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                       Six Month
                                                                     Period Ended         Year Ended         Period From
                                                                     June 30, 1998       December 31,     December 13, 1996 to
                                                                      (Unaudited)            1997          December 31, 1996
                                                                     --------------      ------------    --------------------
Net asset value, beginning of period ...........................       $ 11.916            $ 10.199            $ 10.000
                                                                       ---------           ---------           ---------
Income from investment operations:
  Net investment income ........................................          0.053               0.107               0.015
  Net realized and change in unrealized gain or loss on
    investments ................................................          1.409               3.899               0.200
                                                                       ---------           ---------           ---------
        Total from investment operations .......................          1.462               4.006               0.215
                                                                       ---------           ---------           ---------
Less distributions:
  From net investment income ...................................         (0.006)             (0.104)             (0.016)
  From net realized gains on investments .......................         (0.081)             (2.185)                 --
                                                                       ---------           ---------           ---------
        Total distributions ....................................         (0.087)             (2.289)             (0.016)
                                                                       ---------           ---------           ---------
Net asset value, end of period .................................       $ 13.291            $ 11.916            $ 10.199
                                                                       =========           =========           =========

Total return*...................................................          12.28%              39.36%               2.15%
Net assets, end of period (000's) ..............................       $ 56,595            $  9,147            $  5,202
Ratio of total expenses to average net assets ..................           0.74%(1)            0.75%               0.67%(1)
Ratio of net investment income to average net assets ...........           1.25%(1)            1.06%               2.73%(1)
Portfolio turnover rate ........................................          66.64%             187.84%                 --
Average commission rate paid per share on equity securities
  traded .......................................................       $ 0.0593            $ 0.0599            $ 0.0300

(1) Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

See Notes to Financial Statements.

----------------------------------[LINE CHART]----------------------------------
                                                          Aetna Balanced Fund VP
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                  June 30, 1998*

              ------------------------------------
              1 Year    5 Year    Since Inception+
              ------------------------------------
              23.13%    15.94%         13.05%
              ------------------------------------

                                   Apr-89
Aetna Balanced Fund VP, Inc.       10,000    10,730    11,339    13,429    14,289    15,699    15,627    19,882
Lehman Aggregate Bond Index        10,000    11,325    12,340    14,314    15,373    16,872    16,380    19,405
S&P 500 Index                      10,000    12,297    11,915    15,545    16,729    18,416    18,659    25,671
60% S&P 500/
 40% Lehman Aggregate              10,000    11,913    12,129    15,133    16,281    17,908    17,849    23,143


                                                                                               Jun-98

Aetna Balanced Fund VP, Inc.       22,898    22,793    25,220    27,490    28,048    30,356    31,055
Lehman Aggregate Bond Index        20,109    19,997    20,731    21,419    22,051    22,390    22,914
S&P 500 Index                      31,562    32,408    38,067    40,918    42,092    47,964    49,547
60% S&P 500/
 40% Lehman Aggregate              26,607    26,985    30,167    31,962    32,940    35,875    36,929


--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Fund commenced investment operations on April 3, 1989.

                             Aetna Balanced VP, Inc.

How did the Fund perform during the period?

Aetna Balanced VP, Inc. (Balanced, formerly Aetna Investment Advisers Fund, Inc.) generated a total return of 10.73%, net of fund expenses, for the six month period ended June 30, 1998. The return of the 60% Standard & Poor's (S&P) 500 Index(a)/40% Lehman Brothers Aggregate Bond Index(b), returned 12.11% for the same period. When compared against the Morningstar, Inc. universe of variable annuity domestic hybrid stock funds, the Fund ranked in the top 12% (out of 550 funds) and 6% (out of 313 funds) for the past one and five year periods ended June 30, 1998, respectively.

What economic or financial market conditions impacted the Fund?

The equity markets produced solid returns for the first half of 1998 as investors continued to demonstrate confidence that the Asian economic crisis will not drag down the domestic economy enough to put the U.S. into recession. The economy grew at over 5% in the first quarter, fueled by strong consumer confidence and a robust employment market. Expectations are that the second quarter has slowed to a more sustainable rate. Though the second quarter began with increased market volatility on the heels of continued weakness in Asia, the market was encouraged by continued economic data that suggests the economy is growing at a healthy pace with limited inflationary pressures. With Asian weakness as a backdrop, the Federal Reserve has continued to maintain monetary policy at current levels which, combined with a strong U.S. dollar, has created an environment with the lowest interest rates in some time.

What investments influenced the Fund's performance over the past six months?

The Fund's underperformance stems primarily from the underweight position in large cap stocks in favor of small cap stocks. Investors have continued to put money in large cap stocks to the detriment of small cap stocks, seeking the liquidity that large cap stocks provide. Good stock selection has helped offset some of the underperformance caused by the underweight position in large caps. What is your outlook going forward?

The Federal Reserve is likely to continue to maintain existing monetary policy without a material increase in inflationary pressure. This combined with the current strength in the dollar will likely keep rates fairly low by historical standards. Low rates will continue to bolster the consumer sector which is likely to continue to sustain a moderate growth rate in the economy. Corporate profits have shown some signs of weakness in certain sectors, but on the whole, continue to show positive trends, albeit at lower growth rates. This should provide an environment that should sustain the current bull market for the rest of the year.

See Definition of Indices.                                                    43

Large Cap Portfolio Sector Breakdown*:

----------------------------------------------------------------------------------
                                        % of              % of         Over/(Under)
Sector                                Portfolio           S&P 500        Weighting
----------------------------------------------------------------------------------
Basic Materials                           2.9%              5.2%           (2.3)%
Commercial Services                       3.0%              2.3%            0.7 %
Consumer Discretionary                   14.8%             14.5%            0.3 %
Consumer Non-Discretionary                7.6%             10.2%           (2.6)%
Energy                                    6.2%              8.1%           (1.9)%
Finance                                  20.8%             14.3%            6.5 %
Healthcare                               11.5%             10.9%            0.6 %
Manufacturing                            13.2%             10.2%            3.0 %
Technology                                8.9%             13.0%           (4.1)%
Utilities                                11.1%             11.3%           (0.2)%

--------------------------------------------------------------
                                                       % of
Top Ten Equity Holdings                              Portfolio
--------------------------------------------------------------
  General Electric Co.                                  1.5%
  Microsoft Corp.                                       1.4%
  Wal-Mart Stores, Inc.                                 1.2%
  Coca-Cola Co.                                         1.1%
  Pfizer, Inc.                                          1.0%
  Exxon Corp.                                           0.9%
  AT&T Corp.                                            0.8%
  Merck & Co., Inc.                                     0.8%
  Bristol Meyers Squibb Co.                             0.8%
  Proctor and Gamble Co.                                0.6%

---------------------------------------------------------------
                                                        % of
Top Five Income Holdings                              Portfolio
---------------------------------------------------------------
  U.S. Treasury Note, 5.75%, 10/31/00                    4.8%
  U.S. Treasury Note, 6.38%, 03/31/01                    3.3%
  U.S. Treasury Bond, 6.75%, 08/15/26                    1.6%
  U.S. Treasury Note, 5.75%, 09/30/99                    1.1%
  TCI Communications, Inc., 6.38%, 09/15/99              1.0%

* This does not constitute the entire Fund. The securities in these sectors only represent those that are in the S&P 500 Index.

----------------------------------[LINE CHART]----------------------------------
                                                      Aetna Growth and Income VP
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                  June 30, 1998*

              --------------------------------
              1 Year    5 Year         10 Year
              --------------------------------
              25.06%    20.20%         16.75%
              --------------------------------

                                   Jan-88
Aetna Growth and Income VP         10,000    11,464    14,797    15,286    19,322    20,617    22,006    21,784
S&P 500 Index                      10,000    11,661    15,356    14,879    19,412    20,892    22,997    23,301


                                                                                                         Jun-98
Aetna Growth and Income VP         28,809    35,856    36,609    41,987    47,365    46,573    52,120    52,506
S&P 500 Index                      32,058    39,415    40,471    47,537    51,098    52,564    59,897    61,874

--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                           Aetna Growth and Income VP

How did the Fund perform during the period?

Aetna Variable Fund d/b/a Aetna Growth and Income VP (Growth and Income, formerly Aetna Variable Fund) generated a total return of 12.75%, net of fund expenses, for the six month period ended June 30, 1998. The Standard & Poor's (S&P) 500 Index(a) returned 17.71% for the same period. When compared against the Morningstar, Inc. universe of variable annuity large blend stock funds, the Fund ranked in the top 62% (out of 613 funds), 60% (out of 347 funds) and 38% (out of 212 funds) for the past one, five and ten year periods ended June 30, 1998, respectively.

What economic or financial market conditions impacted the Fund?

Over the past six months, the performance of large cap stocks dominated all other major asset classes, making it difficult for a broadly diversified fund such as Aetna Growth and Income VP to outperform the large cap-dominated S&P 500.

In a sense, asset allocation did its job--returns were smoothed out and volatility reduced. Our strategic decision to diversify the Fund by investing in a variety of asset classes is designed to dampen volatility and boost returns over the long-run. Unfortunately, the returns of the diversifying asset classes in which we invest fell short of the S&P 500 over the past six months. For example, the S&P 500 posted a return of 17.71%, compared to 4.93% for the Russell 2000 Index(c) and -5.04% for the NAREIT Equity REIT Index(d).

In addition to our long-term strategic commitment to diversification, we are also guided in the shorter-term by the relative valuation of the various asset classes. For the entire six month period under review, U.S. large cap stocks appeared to us to be expensive compared to other equity alternatives, causing us to hold a smaller allocation to S&P 500 type stocks than we would normally.

What investments influenced the Fund's performance over the past six months?

The factors that we favor in our stock selection disciplines--attractive value, positive earnings momentum, and pro-shareholder management--were out of synch with the market during much of the past six months. We have kept track of how well our predicted returns for stocks correlate with actual returns for the past several years on a calendar quarterly basis, and as seen in the graph below, the first and second quarters of 1998 were both below average performing quarters for our models.

See Definition of Indices.                                                    45

----------------------------------[BAR CHART]----------------------------------
Average Correlation of
Large Cap Model vs Actual Returns

                         1Q 1995                  -0.3%
                         2Q 1995                   2.0%
                         3Q 1995                   8.9%
                         4Q 1995                   7.2%
                         1Q 1996                   3.1%
                         2Q 1996                   5.2%
                         3Q 1996                  10.1%
                         4Q 1996                  12.9%
                         1Q 1997                   2.9%
                         2Q 1997                   4.9%
                         3Q 1997                  13.1%
                         4Q 1997                  -7.0%
                         1Q 1998                   2.6%
                         2Q 1998                   3.6%

--------------------------------[END BAR CHART]--------------------------------

No model will work well every quarter, but we continue to invest heavily in our ongoing investment modeling efforts, always striving to make our disciplines, which we believe are among the very best, even better.

What is your outlook going forward?

Large Cap stocks still appear overvalued. We use essentially the same method to measure equity market valuation that Alan Greenspan, Chairman of the Federal Reserve, does. For us, the relevant question is, how much can you expect to receive in earnings for each dollar invested in the S&P 500, and how does this "earnings yield" compare to the yield on the 10-year government bond? As shown below, this measure of the "equity risk premium" is unusually low--more than one standard deviation below the trailing five-year standard deviation of the relationship.

----------------------------------[LINE CHART]----------------------------------
Relative Value:
Large Cap Stocks vs. Bonds

S&P 500 FWD E/P - 10 Yr. Govt't.

Stocks Attractive
Stocks Unattractive
as of 6/30/98

Jan-87                 -0.15
2/87                   -0.32
3/87                   -0.77
4/87                   -1.26
5/87                   -1.42
6/87                   -1.56
7/87                   -2.05
8/87                   -2.24
9/87                   -2.31
Oct-87                 -0.02
Nov-87                  0.57
Dec-87                  0.24
Jan-88                  0.56
2/88                    0.55
3/88                    0.52
4/88                    0.32
5/88                    0.3
6/88                    0.4
7/88                    0.28
8/88                    0.7
9/88                    0.76
Oct-88                  0.83
Nov-88                  0.72
Dec-88                  0.61
Jan-89                  0.27
2/89                    0.4
3/89                    0.28
4/89                    0.11
5/89                    0.23
6/89                    0.89
7/89                    0.44
8/89                   -0.16
9/89                   -0.08
Oct-89                  0.37
Nov-89                  0.2
Dec-89                 -0.04
Jan-90                  0.1
2/90                   -0.11
3/90                   -0.47
4/90                   -0.67
5/90                   -1.04
6/90                   -0.64
7/90                   -0.46
8/90                   -0.08
9/90                    0.55
Oct-90                  0.72
Nov-90                  0.28
Dec-90                  0.2
Jan-91                 -0.19
2/91                   -1.01
3/91                   -1.33
4/91                   -1.35
5/91                   -1.68
6/91                   -1.45
7/91                   -1.65
8/91                   -1.38
9/91                   -0.68
Oct-91                 -0.74
Nov-91                 -0.31
Dec-91                 -0.33
Jan-92                 -0.88
2/92                   -0.79
3/92                   -0.97
4/92                   -1.16
5/92                   -0.74
6/92                   -0.17
7/92                    0.15
8/92                    0.43
9/92                    0.79
Oct-92                  0.23
Nov-92                 -0.27
Dec-92                  0.03
Jan-93                  0.47
2/93                    0.88
3/93                    0.75
4/93                    0.94
5/93                    0.7
6/93                    1.27
7/93                    1.29
8/93                    1.47
9/93                    1.67
Oct-93                  1.49
Nov-93                  1.15
Dec-93                  1.1
Jan-94                  1.1
2/94                    0.76
3/94                    0.46
4/94                    0.05
5/94                   -0.05
6/94                    0.14
7/94                    0.25
8/94                   -0.03
9/94                   -0.18
Oct-94                 -0.51
Nov-94                 -0.04
Dec-94                  0.1
Jan-95                  0.4
2/95                    0.78
3/95                    0.53
4/95                    0.61
5/95                    1.48
6/95                    1.5
7/95                    0.94
8/95                    1.23
9/95                    1.14
Oct-95                  1.43
Nov-95                  1.4
Dec-95                  1.54
Jan-96                  1.18
2/96                    0.39
3/96                    0.03
4/96                   -0.53
5/96                   -0.85
6/96                   -0.65
7/96                   -0.26
8/96                   -0.56
9/96                   -0.64
10/96                  -0.31
11/96                  -0.37
12/96                  -0.65
Jan-97                 -1.13
2/97                   -1.16
3/97                   -1.24
4/97                   -1.31
5/97                   -1.5
6/97                   -1.53
7/97                   -1.34
8/97                   -1.33
9/97                   -1.27
10/97                  -0.54
11/97                  -0.87
12/97                  -0.74
Jan-98                 -0.46
Feb-98                 -1.05
Mar-98                 -1.44
Apr-98                 -1.48
May-98                 -1.08
Jun-98                 -1.23


--------------------------------[END LINE CHART]--------------------------------

Small cap stocks still look relatively attractive to us compared to large cap stocks. Using the same "earnings yield" measurement method for both large cap and small cap stocks, we find that small cap stocks are unusually inexpensive right now. Also, although earnings growth has slowed down for most large companies, it has not for most small companies, which are expected to grow their earnings at rates a good bit higher than large companies.

----------------------------------[LINE CHART]----------------------------------
Relative Value:
Large Cap vs. Small Cap Stocks

S&P 500 FWD E/P - Russell 2000 FWD E/P

Large Stocks Attractive
Small Stocks Attractive
as of 6/30/98

Jan-87                           -0.26
2/87                             -0.31
3/87                             -0.04
4/87                             -0.52
5/87                             -0.32
6/87                             -0.39
7/87                             -0.46
8/87                             -0.42
9/87                              0.6
Oct-87                            0.32
Nov-87                            0.44
Dec-87                            0.53
Jan-88                           -1.01
2/88                             -1.01
3/88                             -0.52
4/88                             -0.59
5/88                             -0.52
6/88                             -0.34
7/88                             -0.52
8/88                             -0.52
9/88                              1.31
Oct-88                            1.27
Nov-88                            1.33
Dec-88                            1.46
Jan-89                            1.4
2/89                              1.65
3/89                              1.72
4/89                              1.32
5/89                              1.34
6/89                              1.18
7/89                              0.94
8/89                              0.98
9/89                              1.01
Oct-89                            0.84
Nov-89                            0.78
Dec-89                            0.82
Jan-90                            0.71
2/90                              0.91
3/90                              1.28
4/90                              0.64
5/90                              0.53
6/90                              0.54
7/90                              0.32
8/90                              0.22
9/90                              0.04
Oct-90                           -0.4
Nov-90                           -0.13
Dec-90                            0.36
Jan-91                            0.74
2/91                              0.81
3/91                              1.21
4/91                              0.65
5/91                              0.61
6/91                              0.63
7/91                              0.49
8/91                              0.54
9/91                              0.76
Oct-91                            0.78
Nov-91                            0.73
Dec-91                            0.74
Jan-92                            0.85
2/92                              0.97
3/92                              1.53
4/92                              0.66
5/92                              0.67
6/92                              0.46
7/92                              0.34
8/92                              0.46
9/92                              0.43
Oct-92                            0.53
Nov-92                            0.63
Dec-92                            0.7
Jan-93                            0.62
2/93                              0.44
3/93                              1.04
4/93                              0.48
5/93                              0.57
6/93                              0.56
7/93                              0.55
8/93                              0.73
9/93                              1.27
Oct-93                            1.17
Nov-93                            1.24
Dec-93                            1.3
Jan-94                            0.88
2/94                              0.98
3/94                              2.4
4/94                              0.94
5/94                              0.76
6/94                              0.67
7/94                              0.53
8/94                              0.58
9/94                              0.57
Oct-94                            0.37
Nov-94                            0.7
Dec-94                            0.64
Jan-95                            0.52
2/95                              0.28
3/95                              1.22
4/95                              0.08
5/95                             -0.2
6/95                              0.09
7/95                              0.22
8/95                              0.46
9/95                              0.4
Oct-95                            0.08
Nov-95                           -0.1
Dec-95                           -0.5
Jan-96                           -0.76
2/96                             -1.21
3/96                             -1
4/96                             -0.54
5/96                             -0.59
6/96                             -1.35
7/96                             -2.17
8/96                             -1.49
9/96                              0.25
10/96                            -0.35
11/96                            -0.67
12/96                             0.28
Jan-97                           -0.28
2/97                             -0.87
3/97                             -1.2
4/97                             -2.07
5/97                             -1.26
6/97                             -1.31
7/97                             -1.34
8/97                             -0.56
9/97                             -0.51
10/97                            -0.69
11/97                            -1.62
12/97                            -1.68
Jan-98                           -1.42
Feb-98                           -1.46
Mar-98                           -1.49
Apr-98                           -1.32
May-98                           -1.71
Jun-98                           -2.14


--------------------------------[END LINE CHART]--------------------------------

In response to current relative values, we continue to be heavily weighted in asset classes other than U.S. large cap stocks, including small cap, real estate and international stocks.

Large Cap Portfolio Sector Breakdown*:

-----------------------------------------------------------------------------------
                                         % of               % of       Over/(Under)
Sector                                Portfolio            S&P 500      Weighting
-----------------------------------------------------------------------------------
Basic Materials                           4.3%             5.2%            (0.9)%
Commercial Services                       5.6%             2.3%             3.3 %
Consumer Discretionary                   22.6%            14.5%             8.1 %
Consumer Non-Discretionary                3.2%            10.2%            (7.0)%
Energy                                    4.8%             8.1%            (3.3)%
Finance                                  20.8%            14.3%             6.5 %
Healthcare                               10.3%            10.9%            (0.6)%
Manufacturing                            15.2%            10.2%             5.0 %
Technology                                6.8%            13.0%            (6.2)%
Utilities                                 6.4%            11.3%            (4.9)%

* This does not constitute the entire Fund. The securities in these sectors only represent those that are in the S&P 500 Index.

----------------------------------------------------------------
                                                         % of
Top Ten Equity Holdings                                Portfolio
----------------------------------------------------------------
  Chase Manhattan                                         1.6%
  Ford Motor Co.                                          1.5%
  BellSouth Corp.                                         1.5%
  Allstate Corp.                                          1.5%
  TJX Co., Inc.                                           1.5%
  Chrysler Corp.                                          1.4%
  PepsiCo, Inc.                                           1.4%
  Johnson & Johnson Co.                                   1.3%
  Xerox Corp.                                             1.3%
  Morgan Stanley, Dean Witter, Discover & Co.             1.3%

Asset Allocation:
---------------------------------------------------------------------------------------------------------
                                 % of                 Notional Value*                Economic Exposure*
  Asset Class                    Fund           of Futures        of Options       06/30/98      12/31/97
---------------------------------------------------------------------------------------------------------
Large Cap Stocks                 66.2%               2.5%              --             68.7%        61.9%
Mid Cap Stocks                    5.5%               --               (1.3)%           4.2%        10.3%
Small Cap Stocks                 11.2%               --               (1.5)%           9.7%         8.9%
Real Estate Stocks                4.5%               --                --              4.5%         5.6%
U.S. Dollar Bonds                 1.0%               --                --              1.0%         2.9%
International Stocks              5.7%               --                --              5.7%         2.3%
Special Situations**              1.9%               --                0.4%            2.3%         1.2%
Cash Equivalents                  4.0%              (2.5)%             2.4%            3.9%         6.9%
                              -------------       ----------         ----------    -----------  -----------
                                100.0%               --                --            100.0%       100.0%
                              =============       ==========         ==========    ===========  ===========

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than current assets, earnings and dividends.

----------------------------------[LINE CHART]----------------------------------
                                                 Aetna Real Estate Securities VP
                                                               Growth of $10,000
Annualized Total Return for the Period Ended
                  June 30, 1998*

              ----------------
              Since Inception+
              ----------------
                   -0.40%
              ----------------

                         Dec-97                        Jun-98
Aetna Real Estate VP     10,000    10,363    10,343    9,960
NAREIT                   10,000    10,236    10,188    9,720

--------------------------------[END LINE CHART]--------------------------------


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Portfolio commenced investment operations on December 15, 1997.

                         Aetna Real Estate Securities VP

How did the Portfolio perform during the period?

Aetna Real Estate Securities VP (Real Estate) generated a total return of -3.88%, net of fund expenses, for the six month period ended June 30, 1998. The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index**(d) returned -5.04% during the same period.

** The NAREIT Index return is calculated from December 1, 1997 through June 30, 1998, where the Real Estate return is calculated from its inception date of December 15, 1997.

What economic or financial market conditions impacted the Portfolio?

Real estate securities continued their slow start this year, especially compared to the broader markets, for various reasons. First and foremost, as one would expect, investors showed general apathy towards defensive low beta stocks such as REITs in this very bullish market environment. Secondly, the sector was impacted excessively from certain legislative proposals, which only targeted a few paired share REITs. Also hampering price performance, cash inflows into real estate mutual funds slowed modestly while equity issuance at the company level remained brisk. And finally, stock multiples contracted on investor concern about the completeness of a real estate recovery, and the sense that most of the inexpensive acquisitions and easy growth have already occurred, and companies are digesting their recent rapid growth.

With the continuing concerns about the impact of the Asian crisis on corporate earnings, most real estate companies continued to be relatively unaffected, especially at the asset level. The domestic nature of most of their holdings, as well as the contractual and credit nature of their leases, tend to insulate them from such foreign market instabilities.

Development activity has also picked up in certain markets, especially in the office sector, although in modest volumes when compared to 1980's levels. Although most have been pre-leased and demand driven, its effect on slowing rent growth while competing with older space gives cause for some concern as well.

What investments influenced the Portfolio's performance over the past six months?

The Portfolio was even to ahead of its benchmark five out of the six months to date, outpacing the NAREIT Equity REIT Index by 1.16% in a generally negative environment.

Good relative performance can be attributed to both good stock selection and strong industry rotation. Underweighting the hotel industry (down 12.5% year to date) and strong stock selection in the defensive and high yielding triple-net lease industry, which are fixed income in nature because they allow some property level expenses to be passed through to tenants (Golf Trust of America), both contributed to outperformance for the period. In terms of stock selection, the

See Definition of Indices.                                                    49
overweight position in Apartment Investment & Management Co. posted nearly 10% return for the period, as it continues to be one of the largest and leading consolidators able to consistently grow earnings with good multi-family acquisitions.

February was the only appreciable down month primarily due to a group of growth oriented west coast stocks which first showed weakness as momentum oriented investors exited the REIT sector to pursue the broader markets. Concern surrounding the impact of the Asia crisis on Pacific rim economies, including California, also softened these stocks including Glenborough Realty Trust, Inc., Essex Property Trust, Inc., Catellus Development Corp. and Bedford Property Investors, Inc. Underweighting the retail industries and overweighting the self-storage industry both slightly hampered performance as well.

What is your outlook going forward?

We believe equity REITs are now very attractively valued both relative to their own history and on a growth-to-multiple basis relative to other asset classes. After accounting for somewhat lower acquisition yields and volumes due to the heated property markets, we believe secular trends and strong internal growth should support 11-13% FFO* growth. We believe REITs will be delivering higher growth than the broader markets, at lower multiples, which in part supports our positive outlook from a stock valuation standpoint.

From a real estate standpoint, the ongoing health of the underlying property fundamentals should underpin longer term stock performance. Cashflows are growing as older leases roll into stronger rental markets, and REITs are able to achieve both occupancy gains and improved margins. In terms of their balance sheets, payout ratios remain low, suggesting the continuing need for REITs to boost their dividends, at least in-line with growth, in order to observe their minimum distribution requirements.

We remain on the lookout for large levels of new construction, or an extended rise in interest rates, as potential signs of softness - neither of which seem to be at hand. Ultimately, we believe the robust fundamentals, defensive yield, domestic nature of the real estate, and the sector's ability to provide defense and diversification during an extended bull cycle, will make for a more positive trend going forward.

Real estate securities involve certain risks, including dependency on a firm's management skills, general and regional economic impact on the industry, changes in the value of properties owned, refinancing and risks similar to those linked to small company investing.

*FFO stands for Funds from Operations and is the Real Estate equivalent of earnings per share.

---------------------------------------------------------------
                                                        % of
Top Ten Equity Holdings                               Portfolio
---------------------------------------------------------------
  Kimco Realty                                          4.9%
  Equity Office Properties Trust                        4.7%
  CBL & Associates Property, Inc.                       4.4%
  Omega Healthcare                                      4.2%
  Apartment Investment & Management                     4.1%
  Post Properties, Inc.                                 4.1%
  Healthcare REIT                                       4.0%
  Starwood Hotels & Resort                              4.0%
  Equity Residential Property Trust                     3.9%
  Storage Trust Realty                                  3.8%

--------------------------------------------------------------------------------
Definition of Indices
--------------------------------------------------------------------------------

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(c) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 11% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(d) The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged, market-weighted average of the performance for tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Balanced
================================================================================

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
COMMON STOCKS (55.9%)
Air Transport (0.5%)
Alaska Air Group, Inc.+...........     7,300      $     398,306
America West Holdings Corp. +.....    16,700            476,994
AMR Corp. +.......................    31,000          2,580,750
ASA Holdings, Inc.................    10,900            540,913
Comair Holdings, Inc..............    13,000            401,375
Delta Air Lines, Inc..............     6,700            865,975
Expeditors International of
  Washington, Inc.................    18,200            800,800
Midwest Express Holdings, Inc.+...    13,950            504,816
SkyWest, Inc......................    28,800            806,400
Southwest Airlines Co.............    20,950            620,644
US Airways Group, Inc.+...........    13,300          1,054,025
                                                  --------------
                                                      9,050,998
                                                  --------------

Aluminum (0.1%)
Alcan Aluminum Ltd................    22,800            629,850
Aluminum Co. of America...........    19,400          1,279,188
Reynolds Metals Co................     7,600            425,125
                                                  --------------
                                                      2,334,163
                                                  --------------

Auto Parts and Hardware (0.4%)
Black & Decker Corp...............     4,900            298,900
Carlisle Co., Inc.................    29,000          1,248,813
CLARCOR, Inc......................    25,650            538,650
Cooper Tire & Rubber Co...........     8,200            169,125
Echlin, Inc.......................     5,900            289,469
Genuine Parts Co..................    18,700            646,319
Goodyear Tire & Rubber Co. (The)..    15,200            979,450
Snap-On, Inc......................     8,500            308,125
SPX Corp.+........................    16,500          1,062,188
Standard Motor Products, Inc.+....    20,800            462,800
Stanley Works.....................     8,900            369,906
Wynn's International, Inc.........    11,475            220,894
                                                  --------------
                                                      6,594,639
                                                  --------------

Automotive (1.1%)
Arvin Industries, Inc.............    22,100            802,506
Chrysler Corp.....................    60,600          3,416,325
Dana Corp.........................    15,400            823,900
Dura Automotive Systems, Inc. +...    14,500            465,813
Eaton Corp........................     6,700            520,925
Ford Motor Co.....................   111,700          6,590,299
General Motors Corp...............    66,400          4,436,350
Gentex Corp.+.....................    35,800            648,875
Johnson Controls, Inc.............     8,700            497,531
Standard Products Co..............    16,500            464,063
TRW, Inc..........................    12,500            682,813
                                                  --------------
                                                     19,349,400
                                                  --------------

Banks and Thrifts (5.3%)
Ahmanson (H. F.) & Co.............    16,200          1,150,200

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Banks and Thrifts (continued)
Banc One Corp.....................    59,840      $   3,339,820
Bank of New York Co., Inc.........    38,000          2,306,125
BankAmerica Corp..................    90,900          7,857,168
BankBoston Corp...................    31,600          1,757,750
Bankers Trust New York Corp.......    16,300          1,891,819
BB&T Corp.........................    13,800            933,225
Charter One Financial, Inc........    35,352          1,190,921
Chase Manhattan Corp..............    80,000          6,039,999
Citicorp..........................    44,600          6,656,549
City National Corp................    22,300            823,706
Comerica, Inc.....................    22,350          1,480,688
Dataworks Corp.+..................     8,500            112,625
Fifth Third Bancorp...............    27,769          1,749,431
First Chicago NBD Corp............    38,200          3,385,475
First Republic Bank+..............    10,600            382,925
First Union Corp..................    95,700          5,574,524
FirstFed Financial Corp. +........    14,200            738,400
Fleet Financial Group, Inc........    26,700          2,229,450
Flushing Financial Corp...........    21,300            607,050
Golden West Financial Corp........     5,500            584,719
HUBCO, Inc........................    40,314          1,443,745
Huntington Bancshares.............    18,700            626,450
Imperial Bancorp+.................    59,400          1,782,000
J.P. Morgan & Co..................    16,300          1,909,138
KeyCorp...........................    44,400          1,581,750
Mellon Bank Corp..................    34,500          2,402,063
Mercantile Bancorporation, Inc....    12,800            644,800
National City Corp................    32,100          2,279,100
NationsBank Corp..................    94,287          7,212,955
North Fork Bancorp, Inc...........    82,155          2,007,663
Northern Trust Corp...............    11,200            854,000
Norwest Corp......................    96,000          3,588,000
PNC Bank Corp.....................    31,700          1,705,856
Republic Banking..................    29,100            465,600
Republic New York Corp............    16,000          1,007,000
Silicon Valley Bancshares+........    21,200            754,588
State Street Corp.................    25,800          1,793,100
Summit Bancorporation.............    17,700            840,750
Suntrust Banks, Inc...............    26,700          2,171,044
Trans Financial, Inc..............    12,900            740,138
U.S. Bancorp......................    74,400          3,199,200
Wachovia Corp.....................    17,600          1,487,200
Washington Mutual, Inc............    51,150          2,221,828
Webster Financial Corp............    23,200            771,400
Wells Fargo & Co..................     8,400          3,099,600
                                                  --------------
                                                     97,381,537
                                                  --------------

Biotech and Medical Products (0.6%)
Alpharma, Inc.....................    21,800            479,600
Alza Corp.+.......................     6,000            259,500

52    See Notes to Portfolio of Investments.

================================================================================

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Biotech and Medical Products (continued)
Amgen, Inc. +.....................    24,300      $   1,588,613
Becton, Dickinson & Co............    12,600            978,075
Biomet, Inc.+.....................    11,500            380,219
Cooper Companies, Inc.+...........    14,200            517,413
ESC Medical Systems Ltd.+.........    21,600            729,000
Guidant Corp......................    25,300          1,804,206
Hanger Orthopedic Group, Inc......    28,800            586,800
Maxxim Medical, Inc. +............    19,000            551,000
Medtronic, Inc....................    45,000          2,868,750
ResMed, Inc. +....................     1,700             77,456
                                                  --------------
                                                     10,820,632
                                                  --------------

Chemicals (0.6%)
Dow Chemical Co...................    22,900          2,214,144
Du Pont (E.I.) de Nemours.........   110,100          8,216,212
Eastman Chemical Co...............     3,200            199,200
Hercules, Inc.....................     9,200            378,350
Rohm & Haas Co....................     6,400            665,200
                                                  --------------
                                                     11,673,106
                                                  --------------

Commercial Services (0.7%)
ADVO, Inc.+.......................    19,200            541,200
Aviation Sales Co.+...............     6,300            249,638
Big Flower Holdings, Inc.+........    23,000            690,000
Bowne & Co., Inc..................    13,900            625,500
Cognizant Corp....................    16,700          1,052,100
Consolidated Graphics, Inc.+......     6,400            377,600
Day Runner, Inc. +................    22,800            574,275
Deluxe Corp.......................     8,600            307,988
Interpublic Group of Co., Inc.....    12,800            776,800
Lason, Inc.+......................    13,800            752,100
Mail-Well, Inc.+..................    40,600            880,513
Merrill Corp......................    34,800            767,775
Omnicom Group, Inc................    21,400          1,067,325
RR Donnelley & Sons Co............    14,400            658,800
SOS Staffing Services, Inc.+......    26,700            468,919
Staff Leasing, Inc.+..............    13,700            404,150
Staffmark, Inc.+..................    16,800            615,300
Valassis Communications, Inc. +...    24,500            944,781
Wackenhut Corp....................    31,600            679,400
                                                  --------------
                                                     12,434,164
                                                  --------------

Computers (1.6%)
Ceridian Corp. +..................     7,300            428,875
Compaq Computer Corp..............    69,441          1,970,388
Computer Sciences Corp.+..........    20,600          1,318,400
Data General Corp.+...............     6,600             98,588
Dell Computer Corp.+..............   102,300          9,494,718
Gateway 2000, Inc.+...............    15,200            769,500
Hewlett Packard Co................    38,800          2,323,150
International Business
  Machines, Inc...................    88,600         10,172,387
Sun Microsystems, Inc. +..........    36,900          1,602,844

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Computers (continued)
Unisys Corp.+.....................    31,800      $     898,350
                                                  --------------
                                                     29,077,200
                                                  --------------

Conglomerate and Aerospace (2.3%)
AAR Corp..........................    21,150            625,247
Alliant Techsystems, Inc.+........    12,100            765,325
Aviall, Inc. +....................    34,600            473,588
BE Aerospace, Inc.+...............    20,700            602,888
Cordant Technologies, Inc.........    11,000            507,375
Crane Co..........................     6,000            291,375
General Dynamics Corp.............    13,200            613,800
General Electric Co...............   306,100         27,855,099
Kroll O' Gara Co. (The)+..........    25,300            540,788
Lockheed Martin Corp..............    19,100          2,022,213
Northrop Grumman Corp.............     9,000            928,125
Raytheon Co.......................    23,800          1,407,175
Rockwell International Corp.......    17,900            860,319
Tenneco, Inc......................    17,800            677,513
Textron, Inc......................    16,100          1,154,169
United Technologies Corp..........    22,400          2,072,000
                                                  --------------
                                                     41,396,999
                                                  --------------

Consumer Finance (1.3%)
Associates First Capital Corp.....    44,469          3,418,554
Avis Rent A Car, Inc. +...........    12,900            319,275
Countrywide Credit Industries,
  Inc.............................    11,100            563,325
Electro Rent Corp.+...............    52,000          1,166,750
Federal Home Loan Mortgage Corp...    86,100          4,052,081
Federal National Mortgage
  Association.....................   137,200          8,334,899
FIRSTPLUS Financial Group, Inc.+..    13,700            493,200
Household International, Inc......    33,600          1,671,600
MBNA Corp.........................    47,050          1,552,650
Medallion Financial Corp..........    21,600            594,000
Resource America, Inc.............    20,100            595,463
Rollins Truck Leasing Corp........    39,900            493,763
Ryder System, Inc.................    10,400            328,250
                                                  --------------
                                                     23,583,810
                                                  --------------

Consumer Products (1.7%)
American Greetings Corp...........     7,500            382,031
Avon Products, Inc................    13,000          1,007,500
Bestfoods.........................    27,600          1,602,525
Clorox Co.........................    10,100            963,288
Colgate-Palmolive Co..............    28,600          2,516,800
Eastman Kodak Co..................    12,100            884,056
Fossil, Inc.+.....................    25,350            630,581
Gillette Co.......................   102,400          5,804,799
International Flavors &
  Fragrances, Inc.................     4,300            186,781
Kimberly-Clark Corp...............    21,800          1,000,075
Procter & Gamble Co...............   127,400         11,601,362
Twinlab Corp. +...................    11,500            502,406
Unilever NV.......................    62,600          4,941,488
                                                  --------------
                                                     32,023,692
                                                  --------------

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Balanced (continued)
================================================================================

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Consumer Services (0.9%)
Bob Evans Farms, Inc..............    35,400      $     750,038
Cendant Corp.+....................    78,800          1,644,950
CKE Restaurants, Inc..............    12,940            533,775
Darden Restaurants, Inc...........    14,700            233,363
Dover Downs Entertainment, Inc....    28,500            883,500
Education Management Corp.+.......    22,000            723,250
Foodmaker, Inc. +.................    28,500            480,938
H & R Block, Inc..................    17,900            754,038
Hilton Hotels Corp................     9,700            276,450
Marriott International, Inc.......    12,400            401,450
McDonald's Corp...................    62,600          4,319,400
Metris Companies, Inc.............    11,600            739,500
Mirage Resorts, Inc.+.............     7,100            151,319
O'Charleys, Inc.+.................    28,650            429,750
Rio Hotel and Casino, Inc.+.......    15,800            298,225
Ruby Tuesday, Inc.................    38,400            595,200
Service Corp. International.......    26,500          1,136,188
Servico, Inc. +...................    14,600            219,000
Showbiz Pizza Time, Inc. +........    21,200            854,625
Tricon Global Restaurants, Inc. +.    15,680            496,860
United Rentals, Inc.+.............     4,900            205,800
                                                  --------------
                                                     16,127,619
                                                  --------------

Consumer Specialties (0.2%)
Action Performance Co., Inc.+.....    16,900            543,969
Brunswick Corp....................    10,200            252,450
Coastcast Corp.+..................    32,100            577,800
Hasbro, Inc.......................    13,300            522,856
Mattel, Inc.......................    30,600          1,294,763
Russ Berrie & Co., Inc............    23,800            595,000
Steinway Musical Instruments,
  Inc.+...........................    20,000            645,000
                                                  --------------
                                                      4,431,838
                                                  --------------

Data and Imaging Services (2.8%)
Adobe Systems, Inc................     5,200            220,675
Applied Voice Technology, Inc.+...    29,000            667,000
Autodesk, Inc.....................     8,600            332,175
Automatic Data Processing, Inc....    29,300          2,135,238
Cisco Systems, Inc.+..............    97,200          8,948,474
Computer Associates
  International, Inc..............    90,900          5,050,631
Computer Horizons Corp. +.........    17,100            633,769
EMC/MASS Corp.+...................    82,600          3,701,513
Inktomi Corp.+....................     5,300            210,675
Learning Company, Inc. (The)+.....    21,000            622,125
Mapics, Inc.+.....................    31,100            612,281
Microsoft Corp. +.................   231,500         25,088,812
Oracle Corp. +....................    91,500          2,247,469
Parametric Technology Co.+........    25,800            699,825
Symantec Corp. +..................    20,800            543,400
Symbol Technologies, Inc..........    12,125            457,719
                                                  --------------
                                                     52,171,781
                                                  --------------

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Discretionary Retail (3.8%)
99 Cents Only Stores+.............    18,400      $     763,600
American Eagle Outfitters, Inc. +.    13,900            536,019
AutoZone, Inc.+...................    15,900            507,806
Buckle, Inc. (The)+...............    31,050            915,975
Cato Corp. (The)..................    35,500            617,922
Central Garden and Pet Co.+.......    15,700            488,663
Consolidated Stores Corp.+........    18,300            663,375
Costco Companies, Inc. +..........    27,300          1,721,606
CSK Auto Corp. +..................    14,100            356,025
Dayton Hudson Corp................    57,800          2,803,300
Dillards, Inc.....................    11,600            480,675
Dress Barn, Inc. +................    10,800            268,650
Federated Department Stores,
  Inc.+..........................     20,400          1,097,775
Fingerhut Companies, Inc..........    25,100            828,300
Footstar, Inc. +..................    16,900            811,200
Fred's, Inc.......................    26,800            683,400
Gap, Inc..........................    67,500          4,159,688
Genesco, Inc.+....................    31,400            512,213
Goody's Family Clothing, Inc. +...    21,100          1,157,863
Home Depot, Inc...................   117,100          9,726,618
Insight Enterprises, Inc.+........    13,300            532,000
J.C. Penney Co., Inc..............    25,100          1,815,044
Kmart Corp. +.....................    51,000            981,750
Linens 'n Things, Inc. +..........    31,000            947,438
Lowe's Co., Inc...................    34,800          1,411,575
May Department Stores Co..........    23,200          1,519,600
Men's Wearhouse, Inc.+............    36,600          1,207,800
Mercantile Stores Co., Inc........     3,400            268,388
Nordstrom, Inc....................     7,900            610,275
Pacific Sunwear of California+....    26,775            937,125
Pier 1 Imports, Inc...............    28,200            673,275
Renters Choice, Inc. +............    25,000            709,375
Sears, Roebuck & Co...............    41,300          2,521,881
Shopko Stores, Inc.+..............    13,800            469,200
Tandy Corp........................    19,400          1,029,413
The Limited, Inc..................    26,100            864,563
TJX Companies, Inc................    46,000          1,109,750
Toys "R" Us, Inc.+................    11,200            263,900
Trans World Entertainment+........    15,100            651,188
Wal-Mart Stores, Inc..............   345,900         21,013,424
Williams-Sonoma, Inc.+............    27,200            865,300
Zale Corp. +......................    18,600            591,713
                                                  --------------
                                                     70,094,650
                                                  --------------

Diversified Financial Services (1.3%)
American Express Co...............    45,500          5,186,999
American General Corp.............    25,200          1,793,925
AMRESCO, Inc.+....................    17,000            495,125
Morgan Stanley, Dean Witter,
  Discover & Co...................    79,400          7,255,174

54    See Notes to Portfolio of Investments.

================================================================================

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------

Diversified Financial Services (continued)
Signature Resorts, Inc.+..........    16,800      $     277,200
Transamerica Corp.................     6,600            759,825
Travelers Group, Inc..............   145,450          8,817,905
                                                  --------------
                                                     24,586,153
                                                  --------------

Drugs (5.2%)
Abbott Laboratories...............   155,000          6,335,624
American Home Products Corp.......   119,400          6,178,949
Baxter International, Inc.........    26,700          1,436,794
Bristol-Myers Squibb Co...........   126,200         14,505,112
Eli Lilly & Co....................   106,700          7,048,868
IDEC Pharmaceuticals Corp.+.......    12,700            299,244
Intelligent Polymers Ltd.+........    12,100            247,294
Johnson & Johnson.................   122,500          9,034,374
Merck & Co., Inc..................   108,900         14,565,374
Pfizer, Inc.......................   165,200         17,955,174
Pharmacia & Upjohn, Inc...........    19,100            880,988
Schering Plough...................   117,200         10,738,449
Warner Lambert Co.................    76,800          5,327,999
                                                  --------------
                                                     94,554,243
                                                  --------------

Electric Utilities (1.2%)
Ameren Corp.......................    10,600            421,350
American Electric Power Co........    12,800            580,800
Baltimore Gas & Electric Co.......    15,300            475,256
Carolina Power & Light Co.........    15,000            650,625
Central & South West Corp.........     8,400            225,750
Central Hudson Gas & Electric Co..    28,500          1,307,438
Central Vermont Public Service....    19,200            286,800
Cinergy Corp......................    16,900            591,500
Commonwealth Energy System Co.....    30,000          1,132,500
Consolidated Edison...............    24,300          1,119,319
Dominion Resources, Inc...........    19,400            790,550
DTE Energy Co.....................    10,400            419,900
Edison International..............    42,300          1,250,494
Entergy Corp......................    20,000            575,000
FirstEnergy Corp..................    15,000            461,250
GPU, Inc..........................    12,500            472,656
Houston Industries, Inc...........    26,300            812,013
Interstate Energy Corp............    38,448          1,249,560
Northern States Power Co..........    15,400            440,825
PacifiCorp........................    32,300            730,788
Peco Energy Co....................    15,900            464,081
PG&E Corp.........................    36,200          1,142,563
PP&L Resources, Inc...............    17,100            387,956
Public Service Co. of New Mexico..    20,500            465,094
Public Service Enterprise
  Group, Inc......................    23,100            795,506
Sierra Pacific Resources..........    30,600          1,111,163
Southern Co.......................    71,000          1,965,813


                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Electric Utilities (continued)
Texas Utilities Co................    24,000      $     999,000
Unicom Corp.......................     8,400            294,525
                                                  --------------
                                                     21,620,075
                                                  --------------

Electrical Machinery and Instruments (0.6%)
Harris Corp.......................    10,800            482,625
IFR Systems, Inc.+................    15,800            284,400
Knoll, Inc.+......................    22,700            669,650
Mettler-Toledo International,
  Inc.+...........................    25,300            507,581
Pitney Bowes, Inc.................    25,700          1,236,813
Technitrol, Inc...................    48,000          1,917,000
Tektronix, Inc....................     7,200            254,700
Virco Manufacturing Corp..........    17,700            423,694
Waters Corp. +....................    27,000          1,591,313
Xerox Corp........................    32,000          3,252,000
                                                  --------------
                                                     10,619,776
                                                  --------------

Electronic Media (0.9%)
CBS Corp..........................    69,900          2,219,325
Clear Channel Communications,
  Inc.+...........................     9,900          1,080,338
Comcast Corp......................    31,100          1,262,466
Tele-Communications, Inc.+........    44,700          1,718,156
Time Warner, Inc..................    20,100          1,717,294
Viacom, Inc. +....................    28,000          1,631,000
Walt Disney Co. (The).............    61,900          6,503,368
                                                  --------------
                                                     16,131,947
                                                  --------------

Food and Beverage (2.6%)
Anheuser-Busch Co., Inc...........    45,400          2,142,313
Archer-Daniels-Midland Co.........    56,000          1,085,000
Beringer Wine Estates
  Holdings, Inc.+.................    10,700            471,469
Brown-Forman Corp.................     7,000            449,750
Campbell Soup Co..................    17,800            945,625
Canandaigua Brands, Inc. +........    12,100            595,169
Coca-Cola Co......................   225,000         19,237,499
Conagra, Inc......................    18,800            595,725
Coors (Adolph) Co.................     5,000            170,000
Earthgrains Co....................    13,200            737,550
Fortune Brands, Inc...............    16,800            645,750
General Mills, Inc................    16,000          1,094,000
Heinz (H.J.) Co...................    37,000          2,076,625
Herbalife International, Inc......    26,800            552,750
Hershey Foods Corp................    15,400          1,062,600
Kellogg Co........................    39,500          1,483,719
Michael Foods, Inc................    23,800            699,125
NBTY, Inc. +......................     5,900            108,413
PepsiCo, Inc......................   130,100          5,358,493
Pioneer Hi-Bred International,
  Inc.............................    20,100            831,638
Quaker Oats Co....................    14,800            813,075
Ralcorp Holdings, Inc. +..........    27,500            519,063
Ralston-Ralston Purina Group......    10,000          1,168,125

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Balanced (continued)
================================================================================

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Food and Beverage (continued)
Sara Lee Corp.....................    47,200      $   2,640,250
Suiza Foods Corp. +...............     4,900            292,469
Wrigley (Wm.) Jr. Co..............     9,300            911,400
                                                  --------------
                                                     46,687,595
                                                  --------------

Food and Drug Retail (0.5%)
Albertson's, Inc..................    25,300          1,310,856
American Stores Co................    10,300            249,131
CVS Corp..........................    35,800          1,393,963
Kroger Co. (The) +................    24,100          1,033,288
Rite Aid Corp.....................    24,400            916,525
SUPERVALU, INC....................     8,200            363,875
Sysco Corp........................    25,200            645,750
Walgreen Co.......................    50,700          2,094,544
Winn-Dixie Stores, Inc............    14,600            747,338
                                                  --------------
                                                      8,755,270
                                                  --------------

Forest Products and Building Materials (0.5%)
Armstrong World Industries, Inc...     4,200            282,975
Bemis Co., Inc....................     5,500            224,813
Centex Construction Products, Inc.    18,400            708,400
Crown Cork & Seal Co., Inc........    12,200            579,500
Elcor Corp........................    19,600            494,900
Fort James Corp...................    18,700            832,150
Ivex Packaging Corp.+.............    12,900            299,925
Lone Star Industries, Inc.........     8,400            647,325
Masco Corp........................    21,800          1,318,900
Mead Corp.........................    10,200            323,850
Owens-Illinois, Inc.+.............    22,600          1,011,350
Sealed Air Corp.+.................     3,859            141,818
Simpson Manufacturing Co., Inc.+..    13,000            502,125
Southdown, Inc....................    12,600            899,325
Triangle Pacific Corp.+...........     7,700            423,500
Wausau-Mosinee Paper Corp.........    26,040            595,665
Westvaco Corp.....................    10,600            299,450
Weyerhaeuser Co...................     7,800            360,263
                                                  --------------
                                                      9,946,234
                                                  --------------

Gas Utilities (0.3%)
Coastal Corp. (The)...............    17,600          1,228,700
Columbia Gas System, Inc..........     8,700            483,938
Consolidated Natural Gas Co.......     9,300            547,538
Energen Corp......................    31,000            623,875
Enron Corp........................    12,900            697,406
NICOR, Inc........................     5,100            204,638
Piedmont Natural Gas, Inc.........     8,100            272,363
Williams Co., Inc. (The)..........    31,400          1,059,750
                                                  --------------
                                                      5,118,208
                                                  --------------

Health Services (0.7%)
Cardinal Health, Inc..............    11,100          1,040,625
Carematrix Corp.+.................    14,100            379,819

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Health Services (continued)
Columbia/HCA Healthcare Corp......    58,500      $   1,703,813
HBO & Co..........................    71,400          2,516,850
HEALTHSOUTH Corp.+................    40,400          1,078,175
Humana, Inc.+.....................    15,400            480,288
Manor Care, Inc...................     6,700            257,531
Mariner Health Group, Inc.+.......    33,000            548,625
Medical Manager Corp.+............    24,500            676,813
Sunrise Assisted Living, Inc.+....    18,400            632,500
Tenet Healthcare Corp.+...........    31,000            968,750
United Healthcare Corp............    17,600          1,117,600
Universal Health Services, Inc.+..    15,100            881,463
                                                  --------------
                                                     12,282,852
                                                  --------------

Heavy Machinery (0.4%)
Case Corp.........................     9,800            472,850
Caterpillar, Inc..................    34,400          1,818,900
Cummins Engine Company, Inc.......     6,800            348,500
Deere & Co........................    41,300          2,183,738
Gardner Denver Machinery, Inc. +..    22,900            632,613
Manitowoc Co., Inc. (The).........    16,200            653,063
Navistar International Corp. +....    12,500            360,938
PACCAR, Inc.......................    12,600            658,350
Terex Corp.+......................    24,400            695,400
                                                  --------------
                                                      7,824,352
                                                  --------------

Housing and Furnishings (0.8%)
American Homestar Corp.+..........    35,700            854,569
Centex Corp.......................     7,800            294,450
Champion Enterprises, Inc.+.......    24,600            719,550
D.R. Horton, Inc..................    29,600            617,900
Department 56, Inc. +.............    14,700            521,850
Ethan Allen Interiors, Inc........    16,300            813,981
Fairfield Communities, Inc.+......    16,900            324,269
Furniture Brands International,       24,400            684,725
  Inc.+...........................
Garden Ridge Corp.+...............    28,100            544,438
Helen of Troy Ltd.+...............    62,200          1,368,400
Kaufman & Broad Home Corp.........    22,200            704,850
La-Z-Boy, Inc.....................    11,900            672,350
Maytag Corp.......................    10,400            513,500
MDC Holdings, Inc.................    29,300            578,675
Mohawk Industries, Inc.+..........    37,050          1,174,022
Newell Co.........................    15,800            787,038
Oneida, Ltd.......................    18,300            560,438
Rent-Way, Inc.+...................    26,500            808,250
Rubbermaid, Inc...................    14,800            491,175
Ryland Group, Inc.................    25,200            661,500
Standard Pacific Corp.............    34,900            719,813
Whirlpool Corp....................     7,400            508,750
                                                  --------------
                                                     14,924,493
                                                  --------------

Industrial Services (0.1%)
American Disposal Services, Inc.+.    15,600            731,250

56    See Notes to Portfolio of Investments.

================================================================================

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------

Industrial Services (continued)
Browning-Ferris Industries, Inc...    21,300      $     740,175
Granite Construction, Inc.........    17,000            520,625
Laidlaw, Inc......................    32,700            398,531
                                                  --------------
                                                      2,390,581
                                                  --------------

Insurance (3.0%)
Alfa Corp.........................     9,800            203,350
Allstate Corp. (The)..............    70,300          6,436,843
American Annuity Group, Inc.+.....    21,200            510,125
American Bankers Insurance Group..    14,900            895,863
American International Group, Inc.    65,750          9,599,499
Amerus Life Holdings, Inc.........    14,200            459,725
Aon Corp..........................    16,800          1,180,200
ARM Financial Group, Inc..........    26,600            588,525
Capital RE Corp...................    18,700          1,339,388
Chartwell Re Corp.................    14,000            412,125
Chubb Corp........................    17,200          1,382,450
CIGNA Corp........................    21,600          1,490,400
Cincinnati Financial Corp.........    16,800            644,700
CMAC Investment Corp..............    24,000          1,476,000
Conseco, Inc......................    30,000          1,402,500
Enhance Financial Services Group,
  Inc.............................    17,200            580,500
ESG Re Ltd........................    13,600            294,100
FBL Financial Group, Inc..........    37,400            958,375
Fidelity National Financial, Inc..    20,790            827,702
First American Financial Corp.....     9,600            864,000
FPIC Insurance Group, Inc.+.......     9,200            309,350
Gallagher (Arthur J.) & Co........    12,800            572,800
General Re Corp...................     6,900          1,749,150
Hartford Financial Services
  Group, Inc......................    11,100          1,269,563
Hooper Holmes, Inc................    30,300            636,300
Horace Mann Educators Corp........    46,400          1,600,800
Jefferson-Pilot Corp..............    11,100            643,106
LandAmerica Financial Group, Inc..    18,600          1,064,850
LaSalle Re Holdings Ltd...........    12,900            488,588
Life Re Corp......................    10,100            828,200
Lincoln National Corp.............    10,300            941,163
Marsh & McLennan Co., Inc.........    34,500          2,085,094
MBIA, Inc.........................    16,400          1,227,950
MGIC Investment Corp..............    20,800          1,186,900
Mutual Risk Management Ltd........    17,700            644,944
Orion Capital Corp................    30,800          1,720,950
Progressive Corp..................    12,000          1,692,000
Safeco Corp.......................    13,100            595,231
Selective Insurance Group, Inc....    16,800            376,425
St. Paul Co., Inc.................    23,230            977,112
State Auto Financial Corp.........    13,800            439,875
SunAmerica, Inc...................    29,900          1,717,381
Torchmark Corp....................    13,200            603,900
UNUM Corp.........................    12,300            682,650
                                                  --------------
                                                     55,600,652
                                                  --------------

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Investment Services (0.6%)
Affiliated Managers Group, Inc.+..    15,200      $     564,300
Charles Schwab Corp...............    26,850            872,625
Conning Corp......................    19,500            380,250
Doral Financial Corp..............    26,000            455,000
Duff & Phelps Credit Rating Co....     7,600            423,700
Everen Capital Corp...............    10,800            302,400
Franklin Resources, Inc...........    24,700          1,333,800
Lehman Brothers Holdings, Inc.....    20,100          1,559,006
Merrill Lynch & Co., Inc..........    43,900          4,049,775
Providian Financial Corp..........     9,700            762,056
                                                  --------------
                                                     10,702,912
                                                  --------------

Major Telecommunications (3.5%)
Alltel Corp.......................    19,700            916,050
Ameritech Corp....................   139,300          6,251,087
AT&T Corp.........................   258,900         14,789,662
Bell Atlantic Corp................   196,400          8,960,749
BellSouth Corp....................   158,300         10,625,887
GTE Corp..........................    91,000          5,061,875
MCI Communications Corp...........    21,500          1,249,688
SBC Communications, Inc...........   233,200          9,327,999
Sprint Corp.......................    31,400          2,213,700
WorldCom, Inc.+...................    99,500          4,819,531
                                                  --------------
                                                     64,216,228
                                                  --------------

Miscellaneous Metals (0.0%)
Johnstown America Industries,
  Inc.+...........................    13,500            234,563
Phelps Dodge Corp.................     2,300            131,531
                                                  --------------
                                                        366,094
                                                  --------------

Oil (2.6%)
Amoco Corp........................    37,700          1,569,263
Ashland Oil, Inc..................    12,300            634,988
Atlantic Richfield Co.............    12,700            992,188
Chevron Corp......................    62,000          5,149,874
Exxon Corp........................   235,500         16,794,093
Giant Industries, Inc.............     8,300            144,213
Houston Exploration Co. (The)+....    28,300            649,131
Mobil Corp........................    76,600          5,869,474
Occidental Petroleum Corp.........    33,100            893,700
Pennzoil Co.......................     5,000            253,125
Phillips Petroleum Co.............    26,900          1,296,244
Royal Dutch Petroleum Co..........   194,900         10,682,955
Sun Company, Inc..................    12,700            492,919
Texaco, Inc.......................    20,300          1,211,656
USX-Marathon Group................    29,300          1,005,356
                                                  --------------
                                                     47,639,179
                                                  --------------

Oil Services (0.6%)
Baker Hughes, Inc.................    14,500            501,156
Cal Dive International, Inc. +....    15,000            413,438
Coflexip SA.......................    14,200            867,975

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Balanced (continued)
================================================================================

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------

Oil Services (continued)
Cooper Cameron Corp.+.............    14,400      $     734,400
Friede Goldman International,
  Inc.+...........................    16,600            479,325
Halliburton Co....................    28,400          1,265,575
Helmerich & Payne, Inc............     4,800            106,800
Input/Output, Inc.+...............    17,000            302,813
IRI International Corp.+..........    38,700            416,025
McDermott International, Inc......     5,400            185,963
Pool Energy Services Co...........    14,200            209,450
Rowan Co., Inc.+..................    14,300            277,956
Schlumberger Ltd..................    49,900          3,408,794
SEACOR SMIT Holdings+.............    11,400            698,963
Veritas DGC, Inc. +...............    10,900            544,319
Western Atlas, Inc.+..............     3,900            331,013
                                                  --------------
                                                     10,743,965
                                                  --------------

Other Telecommunications (1.4%)
AirTouch Communications, Inc.+....    49,500          2,892,656
Associated Group, Inc.+...........    13,700            561,700
Frontier Corp.....................    16,700            526,050
General Cable Corp................    22,000            635,250
General Instrument Corp.+.........    14,600            396,938
ITC Deltacom, Inc.+...............    15,700            670,930
L-3 Communications Holdings,
  Inc.+...........................     6,900            225,544
Lucent Technologies, Inc..........   123,300         10,257,018
MediaOne Group, Inc.+.............    22,800          1,001,775
Northern Telecom Ltd..............    19,800          1,123,650
Scientific Atlanta, Inc...........     8,100            205,538
SkyTel Communications, Inc.+......    33,400            781,769
Tekelec+..........................    39,400          1,763,150
Tellabs, Inc.+....................     6,800            487,050
U S WEST, Inc.....................    65,676          3,086,762
Vimpel-Communications+............    12,800            572,800
                                                  --------------
                                                     25,188,580
                                                  --------------

Print Media (0.4%)
Dun & Bradstreet Corp.............     7,200            260,100
Equifax, Inc......................     6,000            217,875
Gannett Co., Inc..................    25,700          1,826,306
Knight-Ridder, Inc................     9,100            501,069
McGraw-Hill Co., Inc..............    14,000          1,141,875
New York Times Co.................    13,500          1,069,875
Times Mirror Co...................     9,800            616,175
Tribune Co........................    16,600          1,142,288
                                                  --------------
                                                      6,775,563
                                                  --------------

Producer Goods (2.5%)
Aeroquip-Vickers, Inc.............     3,700            215,988
AFC Cable Systems, Inc.+..........    17,700            628,350
Allegheny Teledyne, Inc...........    18,600            425,475
Alpine Group, Inc. (The)+.........    26,700            554,025
Allied Signal, Inc................    56,600          2,511,625

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Producer Goods (continued)
Applied Power, Inc................    21,200      $     728,750
Avery Dennison Corp...............    12,100            650,375
Avondale Industries, Inc.+........    34,300            946,466
C & D Technologies, Inc...........    10,500            609,000
Cable Design Technologies+........    11,000            226,875
Chart Industries, Inc.............    22,600            539,575
Citation Corp.+...................    16,700            334,000
Cooper Industries, Inc............    11,300            620,794
Daisytek International Corp.+.....    38,000            966,625
Denison International Plc+........    32,300            637,925
Dover Corp........................    22,800            780,900
Dresser Industries, Inc...........    17,400            766,688
Ecolab, Inc.......................    13,400            415,400
Emerson Electric Co...............    44,800          2,704,800
Encore Wire Corp.+................    15,100            243,488
FMC Corp.+........................     3,900            265,931
General Signal Corp...............     5,800            208,800
Grainger (W. W.), Inc.............    10,200            508,088
Hexcel Corp.+.....................    27,400            619,925
Honeywell, Inc....................    12,900          1,077,956
Hughes Supply, Inc................    26,250            961,406
Illinois Tool Works, Inc..........    24,400          1,627,175
Ingersoll-Rand Co.................    20,950            923,109
Intermet Corp.....................    68,000          1,232,500
ITT Industries, Inc...............    12,100            452,238
Kaydon Corp.......................    30,000          1,059,375
Kaynar Technologies, Inc.+........    12,300            289,050
Kuhlman Corp......................     7,600            300,675
Minnesota Mining and
  Manufacturing Co................    39,500          3,246,406
Monaco Coach Corp.+...............    19,600            573,300
Motivepower Industries, Inc.+.....    20,400            499,800
Mueller Industries, Inc.+.........    38,800          1,440,450
Parker-Hannifin Corp..............    20,700            789,188
PPG Industries, Inc...............    17,500          1,217,344
Raychem Corp......................     9,000            266,063
Shaw Group, Inc.+.................    22,100            574,600
Sherwin-Williams Co...............    18,800            622,750
Spartech Corp.....................    32,400            694,575
Superior Telecom..................    13,000            541,125
Thermo Electron Corp. +...........    14,100            482,044
Thomas & Betts Corp...............     5,500            270,875
Thomas Industries, Inc............     4,400            107,525
Timken Co.........................    10,800            332,775
Tokheim Corp.+....................    25,100            514,550
Tower Automotive, Inc.+...........    20,000            857,500
Tredegar Industries, Inc..........     9,200            780,850
Tyco International Ltd............    73,800          4,649,400
United Dominion Industries Ltd....    15,500            517,313
United Stationers, Inc.+..........    10,100            653,975

58    See Notes to Portfolio of Investments.

================================================================================

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Producer Goods (continued)
Varlen Corp.......................    16,200      $     558,900
Westinghouse Air Brake Co.........    22,600            596,075
ZERO Corp.........................    17,300            490,888
                                                  --------------
                                                     46,311,623
                                                  --------------

Real Estate Investment Trusts (0.6%)
American General Hospitality Corp.    29,100            618,375
Apartment Investment &
  Management Co...................    17,400            687,300
Brandywine Realty Trust...........    22,200            496,725
BRE Properties, Inc...............    13,000            338,813
CBL & Associates Properties, Inc..    14,800            358,900
Developers Diversified
  Realty Corp.....................    10,300            403,631
Duke Realty Investments, Inc......    17,600            416,900
Eastgroup Properties, Inc.........    23,100            463,444
Equity Inns, Inc..................    32,200            424,638
Essex Property Trust, Inc.........    14,200            440,200
General Growth Properties.........    12,800            478,400
Glenborough Realty Trust, Inc.....    18,700            493,213
Health Care REIT, Inc.............    13,100            334,050
Healthcare Realty Trust, Inc......    18,400            501,400
Hospitality Properties Trust......    15,600            501,150
Impac Mortgage Holdings, Inc......    29,400            457,538
Indymac Mortgage Holdings, Inc....    36,000            819,000
Koger Equity, Inc.................    15,800            318,963
Lasalle Partners, Inc.+...........     9,200            409,400
National Golf Properties, Inc.....    11,500            345,719
Parkway Properties, Inc...........    16,600            489,700
Prentiss Properties Trust.........    21,000            510,563
Security Capital Group, Inc.+.....     5,200            138,450
Sunstone Hotel Investors, Inc.....    33,300            443,306
U.S. Restaurant Properties, Inc...    18,200            492,538
                                                  --------------
                                                     11,382,316
                                                  --------------

Semiconductors and Electronics (0.6%)
C.P. Clare Corp.+.................    20,400            193,800
Cellstar Corp.+...................    21,800            282,038
CHS Electronics, Inc.+............    22,200            396,825
CTS Corp..........................    15,600            460,200
Esterline Technologies+...........    25,200            518,175
Flextronics International Ltd.+...    12,800            556,800
Inacom Corp.+.....................    29,800            946,150
Integrated Circuit Systems, Inc.+.    20,300            337,488
Intel Corp........................    64,200          4,758,825
ITI Technologies, Inc.+...........    17,500            495,469
Level One Communications, Inc.+...    20,250            475,875
Phototronics, Inc.+...............    16,600            366,238
Power-One, Inc.+..................    12,800            120,800
Sanmina Corp.+....................    23,200          1,006,300
                                                  --------------
                                                     10,914,983
                                                  --------------

Specialty Chemicals (0.2%)
Air Products and Chemicals, Inc...    25,000          1,000,000

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
Specialty Chemicals (continued)
Dexter Corp.......................    17,900      $     569,444
Engelhard Corp....................    10,600            214,650
Grace (W.R.) & Co.+...............     7,200            122,850
Great Lakes Chemical Corp.........     5,600            220,850
Morton International, Inc.........    14,200            355,000
Praxair, Inc......................     5,900            276,194
Sigma-Aldrich Corp................    10,100            354,763
                                                  --------------
                                                      3,113,751
                                                  --------------

Steel (0.1%)
Bethlehem Steel Corp. +...........    18,100            225,119
Ispat International+..............    12,100            226,875
Nucor Corp........................     9,100            418,600
Reliance Steel & Aluminum Co......    16,300            629,588
Texas Industries, Inc.............    10,400            551,200
USX-US Steel Group, Inc...........    14,100            465,300
                                                  --------------
                                                      2,516,682
                                                  --------------

Surface Transport (0.4%)
Burlington Northern Santa Fe Corp.    16,300          1,600,456
Consolidated Freightways Corp.+...    31,800            443,213
CSX Corp..........................     8,200            373,100
FDX Corp. Holding Co.+............    14,320            898,580
Knightsbridge Tankers Ltd.........    17,800            476,150
Norfolk Southern Corp.............    40,200          1,198,463
Royal Olympic Cruise Lines, Inc.+.    15,200            152,000
Swift Transportation Co., Inc.+...    27,450            543,853
U.S. Freightways Corp.............    20,100            660,159
Werner Enterprises, Inc...........    28,125            536,133
                                                  --------------
                                                      6,882,107
                                                  --------------

Textiles and Apparel (0.4%)
Brylane, Inc.+....................     9,300            427,800
Dan River, Inc.+..................    21,000            357,000
Gerber Childrenswear, Inc. +......    23,800            367,413
Liz Claiborne, Inc................    12,101            632,250
Maxwell Shoe Co., Inc.+...........    24,300            482,963
Nautica Enterprises, Inc.+........    19,900            533,569
Novel Denim Holdings Ltd.+........    21,900            569,400
Oshkosh B'Gosh, Inc...............    15,700            698,650
Venator Group, Inc.+..............    18,500            353,813
VF Corp...........................    13,000            669,500
WestPoint Stevens, Inc.+..........    28,000            924,000
Wolverine World Wide, Inc.........    27,300            592,069
                                                  --------------
                                                      6,608,427
                                                  --------------
Total Common Stocks (cost $832,300,537)           1,022,951,069
                                                  --------------

PREFERRED STOCKS (0.5%)
California Federal Preferred
  Capital Corp. (Banks and
  Thrifts) +......................   188,000          5,134,749
Duke Energy Corp. (Electric
  Utilities) .....................    35,400          2,097,450

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Balanced (continued)
================================================================================

                                     Number of      Market
                                     Shares         Value
                                    ---------     --------------
PREFERRED STOCKS (continued)
FPL Group, Inc. (Electric
  Utilities) .....................     28,900      $   1,820,700
Union Carbide Corp. (Chemicals) ..     12,300            656,513
                                                   --------------
Total Preferred Stocks (cost $8,774,383)               9,709,412
                                                   --------------
                                    Principal
                                     Amount
                                    ----------

LONG-TERM BONDS AND NOTES (24.6%)
U.S. Government Obligations (12.4%)
U.S. Treasury Bond, 6.75%,
  08/15/26........................  $25,000,000       28,628,812
U.S. Treasury Bond, 7.25%,
  08/15/04........................   10,000,000       10,881,262
U.S. Treasury Bond, 7.25%,
  05/15/16........................    7,000,000        8,203,107
U.S. Treasury Note, 5.75%,
  09/30/99........................   20,000,000       20,056,324
U.S. Treasury Note, 5.75%,
  10/31/00........................   87,300,000       87,723,077
U.S. Treasury Note, 6.38%,
  03/31/01........................   59,000,000       60,262,968
U.S. Treasury Note, 6.50%,
  10/15/06........................    9,500,000       10,089,248
                                                   --------------
Total U.S. Government Obligations
  (cost $217,691,403)                                225,844,798
                                                   --------------
U.S. Government and Agency Obligations
  (0.4%)
Federal Home Loan Mortgage Corp.,
  6.00%, 11/15/08.................    8,200,000        8,101,312
                                                   --------------
Total U.S. Government and Agency Obligations
  (cost $8,147,513)                                    8,101,312
                                                   --------------
Non-Agency Mortgage-Backed Securities
  (1.5%)
American Southwest Financial
  Securities Corp., 8.00%,
  01/18/09........................    7,724,000        8,346,745
Chase Mortgage Finance, 6.75%,
  11/25/09........................    1,358,460        1,359,735
DLJ Mortgage Acceptance Corp.,
  8.10%, 06/18/04.................    4,650,000        4,637,649
Kidder Peabody Acceptance Corp.,
  8.80%, 04/01/07.................    5,000,000        5,518,749
Merrill Lynch Mortgage Investors,
  Inc., 7.71%, 06/15/21...........    7,060,661        7,249,312
                                                   --------------
Total Non-Agency Mortgage-Backed
  Securities (cost $24,690,776)                       27,112,190
                                                   --------------
Foreign and Supranationals (1.3%)
African Development Bank, 8.80%,
  09/01/19........................    7,000,000        9,092,789
Argent-Global Bond (Republic of
  Argentina), 11.38%, 01/30/17....    5,000,000        5,318,749
Transport De Gas Del Sur, 7.75%,
  12/23/98........................    4,600,000        4,607,405
United Mexican States Government,
  11.38%, 09/15/16................    4,600,000        5,129,000
                                                   --------------
Total Foreign and Supranationals
  (cost $21,319,457)                                  24,147,943
                                                   --------------

                                     Principal      Market
                                     Amount         Value
                                    ---------     --------------
Corporate Bonds (9.0%)
American General Finance, 8.45%,
  10/15/09........................  $ 7,000,000  $  8,156,679
BCH Cayman Islands Ltd., 7.70%,
  07/15/06........................   13,100,000    14,071,299
Centennial Cellular Corp.,
  10.13%, 05/15/05................    5,550,000     6,243,749
Comcast Cellular, 9.50%, 05/01/07.   10,000,000    10,374,999
Exide Corp., 10.00%, 04/15/05++...    7,595,000     7,908,293
First Empire Capital Trust II,
  8.28%, 06/01/27.................    7,000,000     7,728,314
Fred Meyer, Inc., 7.38%, 03/01/05.    9,300,000     9,322,784
Globo Communicacoes Prt 10 5/8
  12/8, 10.63%, 12/05/08++........    4,900,000     4,336,500
HSBC America, 7.81%, 12/15/26++...   12,250,000    12,749,309
Kaman Corp., 6.00%, 03/15/12......    5,646,000     5,702,459
Panama (Republic of), 7.88%,
  02/13/02++......................    6,200,000     6,091,499
Pitney Bowes Credit Corp., 8.55%,
  09/15/09........................   13,100,000    15,592,274
Raytheon Co., 6.75%, 08/15/07.....   10,000,000    10,271,699
Riggs Capital Trust, 8.62%,
  12/31/26++......................    3,700,000     4,075,809
Rogers Cantel, Inc., 9.38%,
  06/01/08........................    6,100,000     6,366,874
Russia-Interest Notes, 6.63%,
  12/15/15........................    9,987,936     5,555,788
TCI Communications, Inc., 6.38%,
  09/15/99........................   18,000,000    18,088,019
Tenet Healthcare Corp., 7.88%,
  01/15/03........................    4,900,000     5,030,830
Tenet Healthcare Corp., 8.00%,
  01/15/05........................    2,800,000     2,884,000
Worldcom, Inc., 8.88%, 01/15/06...    3,431,000     3,735,707
                                                  -----------
Total Corporate Bonds (cost $156,495,600)         164,286,884
                                                  -----------
Total Long-Term Bonds and Notes (cost
  $428,344,749)                                   449,493,127
                                                  -----------

SHORT-TERM INVESTMENTS (18.7%)
Dakota Certificate-Standard
  Credit Card Master Trust-1,
  Comm. Paper, 5.85%, 07/07/98++..   90,000,000    89,912,250
Enron Corp., Comm. Paper, 7.00%,
  07/01/98........................   32,197,000    32,197,000
General Electric Capital Corp.,
  Commercial Paper - Domestic,
  6.50%, 07/01/98.................   31,560,000    31,560,000
Houston Industries Fin., Comm.
  Paper, 5.71%, 07/01/98++........   23,000,000    23,000,000
Houston Industries Fin., Comm.
  Paper, 5.75%, 07/10/98++........   11,750,000    11,733,109
Occidental Petroleum, Comm.
  Paper, 5.77%, 07/09/98++........   10,000,000     9,987,178
Occidental Petroleum, Comm.
  Paper, 5.84%, 07/13/98++........   31,500,000    31,438,733
PS Co. of Colorado, Comm. Paper,
  7.00%, 07/01/98.................    9,000,000     9,000,000
Raytheon Co., Comm. Paper, 5.80%,
  07/07/98++......................   20,000,000    19,980,667
Raytheon Co., Comm. Paper, 5.86%,
  08/31/98++......................   40,000,000    40,016,800

60    See Notes to Portfolio of Investments.

================================================================================

                                      Principal      Market
                                      Amount         Value
                                      ---------     --------------
SHORT-TERM INVESTMENTS (continued)
Sprint Capital Corp., Comm.
  Paper, 7.00%, 07/01/98++.........  $43,165,000   $   43,165,000
                                                   --------------
Total Short-Term Investments (cost
  $341,973,938)                                       341,990,737
                                                   --------------
TOTAL INVESTMENTS (cost $1,611,393,607)(a)          1,824,144,345

Other assets less liabilities                           4,513,493
                                                   --------------
Total Net Assets                                   $1,828,657,838
                                                   ==============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $1,611,270,238. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains .................                 $  227,282,881
Unrealized losses ................                    (14,408,774)
                                                   --------------
  Net unrealized gain ............                 $  212,874,107
                                                   ==============

+  Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  61

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Growth and Income
================================================================================


                                      Number of       Market
                                       Shares         Value
                                      ---------     -----------

COMMON STOCKS (94.7%)
United States (89.4%)

Air Transport (2.5%)
Airborne Freight Corp................   445,100     $ 15,550,681
America West Holdings Corp. +........   742,900       21,219,081
AMR Corp. +.......................... 1,450,600      120,762,450
Delta Air Lines, Inc.................   658,300       85,085,275
UAL Corp. +..........................   135,400       10,561,200
                                                    ------------
                                                     253,178,687
                                                    ------------

Auto Parts and Hardware (1.4%)
Black & Decker Corp.................. 1,831,000      111,691,000
Echlin, Inc..........................   699,100       34,299,594
                                                    ------------
                                                     145,990,594
                                                    ------------

Automotive (4.2%)
Chrysler Corp........................ 2,566,300      144,675,163
Daimler Benz.........................     5,280          513,810
Dana Corp. ..........................   530,200       28,365,700
Dura Automotive Systems, Inc. +......    63,900        2,052,788
Ford Motor Co........................ 2,620,200      154,591,800
General Motors Co....................   469,200       31,348,425
Johnson Controls, Inc. .............. 1,104,200       63,146,437
                                                    ------------
                                                     424,694,123
                                                    ------------

Banks and Thrifts (7.3%)
AmSouth Bancorporation...............   261,100       10,264,494
Bank United Corp.....................    46,500        2,226,188
BankAmerica Corp..................... 1,227,800      106,127,963
Chase Manhattan Corp. ...............  2,11,400      159,410,700
Comerica, Inc........................ 1,067,700       70,735,125
Commerce Bancshares, Inc.............   178,500        8,713,031
Dime Bancorp, Inc....................   473,700       14,181,394
Downey Financial Corp. ..............    46,515        1,520,459
Fifth Third Bancorp..................   677,500       42,682,500
First Chicago NBD Corp...............    45,400        4,023,575
FirstFed Financial Corp. +...........   195,100       10,145,200
First Union Corp.....................   137,700        7,980,658
Golden West Financial Corp...........   751,900       79,936,367
Life Financial Corp. +...............    27,900          509,175
Meridian Industrial Trust, Inc.......    16,501          380,030
Nationsbank Corp.....................   989,800       75,719,700
Prime Bancshares, Inc................    25,000          634,375
Republic New York Corp............... 1,272,600       80,094,263
Security Capital Group, Inc.,
  Warrants+..........................    11,789            4,052
State Street Corp....................   264,400       18,375,800
Suntrust Banks, Inc..................   237,200       19,287,325
Webster Financial Corp...............   101,000        3,358,250
Wells Fargo & Co.....................    80,000       29,520,000
                                                    ------------
                                                     745,830,624
                                                    ------------

Biotech and Medical Products (2.9%)
ADAC Laboratories....................   360,700        8,115,750
Alpharma, Inc........................   184,017        4,048,374


                                      Number of       Market
                                       Shares         Value
                                      ---------     -----------

Biotech and Medical Products (continued)
Amgen, Inc. +........................  1,440,600     $ 94,179,225
Arterial Vascular Engineering, Inc. +    632,800       22,622,600
ATL Ultrasound, Inc. +...............    135,700        6,191,313
Bio-Rad Labs, Inc. +.................     54,600        1,672,125
ConMed Corp. +.......................    109,900        2,527,700
Datascope Corp. +....................    429,900       11,419,219
Guidant Corp. .......................    426,200       30,393,388
Hanger Orthopedic Group, Inc. +......    168,600        3,435,225
Hillenbrand Industries, Inc..........    154,100        9,246,000
Maxxim Medical, Inc. +...............    240,600        6,977,400
Ocular Sciences, Inc. +..............    135,200        4,394,000
OEC Medical Systems, Inc.+...........    147,100        3,309,750
Osteotech, Inc. +....................    143,000        2,538,250
Quintiles Transnational Corp. +......    291,100       14,318,481
ResMed, Inc. +.......................     31,000        1,412,435
Safeskin Corp. +.....................    746,500       30,699,813
Thermo Bioanalysis Corp. +...........    162,700        2,948,938
Trex Medical Corp. +.................    326,200        5,382,300
Visx, Inc. +.........................    503,300       29,946,350
Watson Pharmaceuticals, Inc. +.......     21,000          980,438
West Company, Inc. (The).............      8,200          232,163
                                                     ------------
                                                      296,991,237
                                                     ------------

Chemicals (0.2%)
Dow Chemical Co. ....................    228,800       22,122,100
                                                     ------------

Commercial Services (1.6%)
AccuStaff, Inc. +....................    636,500       19,890,625
Anicom, Inc. +.......................     80,000        1,190,000
Banta Corp. .........................     20,500          632,938
Boron Lepore & Associates, Inc. +....    111,200        4,225,600
Bowne & Co., Inc.....................    269,200       12,114,000
Catalina Marketing Corp. +...........     27,300        1,417,894
Consolidation Capital Corp. +........    116,700        2,623,927
Cyrk, Inc. +.........................     54,700          601,700
Day Runner, Inc. +...................    255,600        6,437,925
Deluxe Corp..........................  1,399,500       50,119,592
Dycom Industries, Inc. +.............     49,300        1,663,875
Engineering Animation, Inc...........    135,150        8,244,150
Galileo International, Inc...........    561,400       25,298,088
Laidlaw Environmental Services, Inc.
  +..................................    250,700          908,788
SPS Transaction Services, Inc. ......     96,400        3,024,550
URS Corp. +..........................     21,200          360,400
Valassis Communications, Inc. +......    559,300       21,568,006
World Color Press, Inc. +............    115,900        4,056,500
                                                     ------------
                                                      164,378,558
                                                     ------------

Computers (1.4%)
Ceridian Corp. +.....................    487,100       28,617,125
Micron Electronics, Inc..............    100,000        1,206,250
SPR, Inc. +..........................     48,600        1,512,675
Sun Microsystems, Inc. +.............  2,642,600      114,787,938
                                                     ------------
                                                      146,123,988
                                                     ------------

62     See Notes to Portfolio of Investments.

================================================================================

                                       Number of        Market
                                        Shares          Value
                                       ---------     -----------

United States (continued)
Conglomerate and Aerospace (2.5%)
Aviall, Inc. +.......................    93,400     $ 1,278,413
Cordant Technologies, Inc. ..........   332,200      15,322,725
General Dynamics Corp................ 1,307,200      60,784,800
Goodrich (B.F.) Co...................   827,280      41,053,770
Gulfstream Aerospace Corp. +.........   298,600      13,884,900
Kellstrom Industries, Inc. +.........   537,800      15,579,393
Loews Corp...........................   386,800      33,699,950
Sundstrand Corp. ....................    16,201         927,508
United Technologies Corp.............   835,500      77,283,750
                                                    -----------
                                                    259,815,209
                                                    -----------

Consumer Finance (1.3%)
Associates First Capital Corp........   591,807      45,495,163
Avis Rent A Car, Inc. +..............   506,600      12,538,350
CIT Group, Inc. (The) ...............   110,400       4,140,000
ContiFinancial Corp+.................    87,000       2,011,875
Countrywide Credit Industries, Inc... 1,266,200      64,259,650
Crescent Operating, Inc. +...........    46,200         785,400
Leasing Solutions, Inc. +............    66,800       1,920,500
Resource America, Inc................    50,000       1,481,250
                                                    -----------
                                                    132,632,188
                                                    -----------

Consumer Products (1.0%)
American Greetings Corp..............   815,200      41,524,250
Blyth Industries, Inc. +.............   344,800      11,464,600
Dial Corp............................   124,800       3,237,000
M & F Worldwide Corp. +..............   222,500       2,211,094
National R.V. Holdings, Inc. +.......   250,300      11,294,788
Suiza Foods Corp.....................   441,700      26,363,969
Twinlab Corp. +......................   136,600       5,967,712
                                                    -----------
                                                    102,063,413
                                                    -----------

Consumer Services (2.5%)
Anchor Gaming+.......................   140,900      10,937,363
Applebees International, Inc. +......   835,000      18,683,125
Brinker International, Inc. +........   577,100      11,109,175
Championship Auto Racing Team, Inc. +    41,700         761,025
Darden Restaurants, Inc.............. 2,628,700      41,730,611
Foodmaker, Inc. +....................   246,500       4,159,688
Grand Casinos, Inc. +................ 1,165,700      19,525,475
Harvey's Casino Resorts..............    70,300       1,906,888
Host Marriott Corp. +................    24,800         441,750
Marriott International, Inc. ........   965,100      31,245,113
Promus Hotel Corp. +.................   347,720      13,387,220
RFS Hotel Investors, Inc. ...........   105,500       2,004,500
Service Corp. International.......... 1,510,800      64,775,550
Servico, Inc. +......................    69,700       1,045,500
Showbiz Pizza Time, Inc. +...........    92,400       3,724,875
Sonic Corp. +........................   280,950       6,286,256
Tricon Global Restaurants, Inc.......   618,900      19,611,394
                                                    -----------
                                                    251,335,508
                                                    -----------

                                       Number of        Market
                                        Shares          Value
                                       ---------     -----------


Consumer Specialties (0.4%)
Brunswick Corp....................... 1,409,600     $34,887,600
Hasbro, Inc..........................    92,000       3,616,750
Russ Berrie & Co., Inc...............   214,200       5,355,000
                                                    -----------
                                                     43,859,350
                                                    -----------
Data and Imaging Services (3.6%)
3Dfx Interactive, Inc. +.............    69,900       1,197,038
Applied Graphics Technologies, Inc. .    17,640         807,030
Aspen Technology, Inc. +.............    52,900       2,671,450
AutoDesk, Inc. ......................   375,800      14,515,275
Avant! Corp. +.......................    65,000       1,608,750
AXENT Technologies, Inc. +...........    65,000       1,990,625
BMC Software, Inc. +.................   365,200      18,967,575
Cadence Design Systems, Inc. +.......   460,700      14,396,875
Citrix Systems, Inc. +...............   312,750      21,384,281
Computer Horizons Corp. +............    11,300         418,806
Compuware Corp. +....................   335,200      17,137,100
Digi International, Inc. +...........    69,900       1,415,475
Edify Corp. +........................    27,800         281,475
FactSet Research Systems, Inc........    77,700       2,525,250
FORE Systems, Inc. +.................   100,000       2,650,000
Geotel Communications Corp. +........    41,600       1,695,200
Information Management Resources,
  Inc. +.............................   141,300       4,777,706
JDA Software Group, Inc. +...........   153,000       6,693,750
Keane, Inc. +........................   333,700      18,687,200
Microsoft Corp. +.................... 1,011,600     109,632,150
Mindspring Enterprises, Inc. +.......    24,500       2,520,438
Oracle Corp. +....................... 1,100,700      27,035,944
Pinnacle Systems, Inc. +.............    48,600       1,573,425
Progress Software Corp. +............   219,300       8,991,300
Project Software & Development,
  Inc.+..............................    61,300       1,229,831
QLogic Corp. +.......................   204,400       7,294,525
Quantum Corp. +......................   136,200       2,826,150
Siebel Systems, Inc. +...............   532,300      17,166,675
Software AG Systems, Inc. +..........   290,800       8,505,900
Sterling Software, Inc. + ...........   154,200       4,558,538
Symantec Corp. +.....................   620,600      16,213,175
Viasoft, Inc. +......................   214,100       3,465,743
Visio Corp. +........................   400,600      19,128,650
                                                    -----------
                                                    363,963,305
                                                    -----------
Discretionary Retail (5.9%)
American Eagle Outfitters, Inc. +....   491,400      18,949,613
Ames Department Stores, Inc. +.......   238,500       6,275,531
Barnes & Noble, Inc. +...............    96,600       3,616,463
Best Buy Co., Inc. +.................    55,300       1,997,713
Cato Corp. (The) ....................   494,400       8,605,650
CompUSA, Inc. +......................    91,100       1,645,494
Computer Center......................   202,200       2,540,401
Costco Companies, Inc. +.............   562,300      35,460,044
CSK Auto Corp. +.....................    79,800       2,014,950
Dayton Hudson Corp................... 1,097,000      53,204,500
Dress Barn, Inc. +...................   216,300       5,380,463

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Growth and Income (continued)
================================================================================


                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
United States (continued)
Discretionary Retail (continued)
Eagle Hardware & Garden, Inc. +......    63,600    $  1,470,750
Fabri-Centers of America+............    10,600         290,175
Federated Department Stores, Inc. +.. 1,660,900      89,377,181
Fingerhut Companies, Inc.............   761,300      25,122,900
Footstar, Inc. +.....................   557,800      26,774,400
Goody's Family Clothing, Inc. +......    66,300       3,638,213
Kmart Corp. +........................   196,100       3,774,925
Linens 'n Things, Inc. +.............    74,400       2,273,850
Lowe's Co., Inc...................... 2,516,800     102,087,700
Maxim Group, Inc. (The) +............    22,000         437,250
Micro Warehouse, Inc. +..............   479,000       7,435,350
Musicland Stores Corp. +.............   341,900       4,786,600
Office Depot, Inc. +.................   353,900      11,169,969
Payless ShoeSource, Inc. +...........    98,992       7,294,473
Renters Choice, Inc. +...............   232,900       6,608,538
Ross Stores, Inc.....................   467,100      20,085,300
TJX Companies, Inc................... 6,253,400     150,863,275
Trans World Entertainment+...........    25,000       1,078,125
Zale Corp. +.........................    68,600       2,182,335
                                                   ------------
                                                    606,442,131
                                                   ------------
Diversified Financial Services (2.3%)
Morgan Stanley, Dean Witter,
  Discover & Co...................... 1,434,100     131,040,888
Travelers Group, Inc................. 1,639,324      99,384,017
                                                   ------------
                                                    230,424,905
                                                   ------------

Drugs (4.9%)
Abbott Laboratories.................. 2,905,100     118,745,963
Eli Lilly & Co....................... 1,539,100     101,676,794
Johnson & Johnson.................... 1,830,700     135,014,125
Medicis Pharmaceutical Corp. +.......   113,300       4,135,450
Merck & Co., Inc.....................   770,100     103,000,875
Rexall Sundown, Inc. +...............   307,700      10,846,425
Roberts Pharmaceutical Corp. +.......   941,300      21,649,900
Theragenics Corp. +..................   321,400       8,376,488
                                                   ------------
                                                    503,446,020
                                                   ------------

Electric Utilities (0.0%)
EDP-Electricidade de Portugal, S.A. .    62,000       2,855,875
                                                   ------------

Electrical Machinery and Instruments (1.9%)
Harris Corp..........................    38,600       1,724,938
Technitrol, Inc......................    56,600       2,260,463
Tektronix, Inc....................... 1,384,650      48,981,994
Waters Corp. +.......................   100,000       5,893,750
Xerox Corp........................... 1,298,200     131,929,575
                                                   ------------
                                                    190,790,720
                                                   ------------

Electronic Media (1.7%)
Cablevision Systems Corp. +..........   478,200      39,929,700
Capstar Broadcasting Corp. +.........   195,500       4,911,938
CBS Corp.............................   146,200       4,641,850

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
Electronic Media (continued)
Gaylord Entertainment Co.............   181,700    $  5,859,825
Hollywood Park, Inc. +...............    25,000         315,625
Jones Intercable, Inc. +.............   101,300       2,532,500
Speedway Motorsports, Inc. +.........   238,000       6,083,875
Tele-Comm Liberty Media Group........   366,300      14,217,019
Univision Communications, Inc. +.....    90,900       3,386,025
Viacom, Inc. +....................... 1,539,200      89,658,400
                                                   ------------
                                                    171,536,757
                                                   ------------

Food and Beverage (1.6%)
Canandaigua Brands, Inc. +...........   239,200      11,765,650
NBTY, Inc. +.........................   450,300       8,274,263
PepsiCo, Inc. ....................... 3,433,100     141,400,806
Ralcorp Holdings, Inc. +.............    78,500       1,481,688
                                                   ------------
                                                    162,922,407
                                                   ------------

Food and Drug Retail (2.3%)
Casey's General Stores, Inc..........    90,000       1,490,625
CVS Corp............................. 2,516,100      97,970,644
Duane Reade, Inc. +..................    27,300         819,000
Fleming Companies, Inc...............   987,500      17,342,969
Kroger Co. (The) +................... 2,737,200     117,357,450
                                                   ------------
                                                    234,980,688
                                                   ------------

Forest Products and Building Materials (2.5%)
Ball Corp............................   491,100      19,736,081
Centex Construction Products, Inc....   290,700      11,191,950
Crown Cork & Seal Co., Inc. .........   395,700      18,795,750
Delta & Pine Land Co. ...............    68,400       3,043,800
Florida Rock Industries, Inc.........    76,900       2,244,519
Georgia-Pacific Corp................. 1,176,100      57,750,294
Lafarge Corp.........................   281,700      11,074,331
Lone Star Industries, Inc............   117,600       9,062,550
Masco Corp........................... 1,471,600      89,031,800
Mead Corp. ..........................   507,800      16,122,650
Owens Corning........................   142,601       5,819,870
Southdown, Inc.......................   200,400      14,303,550
                                                   ------------
                                                    258,177,145
                                                   ------------

Gas Utilities (1.3%)
Coastal Corp. (The) .................   410,500      28,658,031
Columbia Gas System, Inc............. 1,191,600      66,282,750
Energen Corp.........................   159,200       3,203,900
Enron Corp........................... 3,783,000       7,974,938
Questar Corp. .......................    82,400       1,617,100
Sempra Energy+.......................   735,208      20,402,017
Southwestern Energy Co...............   255,500       2,347,406
                                                   ------------
                                                    130,486,142
                                                   ------------

Health Services (1.0%)
Beverly Enterprises, Inc. +..........   916,300      12,656,394
Bindley Western Industries, Inc. ....    68,533       2,261,589
Cerner Corp. +.......................   431,800      12,225,338
Integrated Health Services, Inc. +...   909,600      34,110,000

64     See Notes to Portfolio of Investments.

================================================================================

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
United States (continued)

Health Services (continued)
NovaCare, Inc........................   752,100    $  8,837,175
Pacificare Health Systems, Inc. +....   114,300      10,101,263
Pediatrix Medical Group, Inc. .......    98,000       3,644,375
Trigon Healthcare, Inc. +............   629,200      22,769,175
                                                   ------------
                                                    106,605,309
                                                   ------------

Heavy Machinery (1.4%)
Case Corp............................   486,300      23,463,975
Catepillar, Inc. ....................   700,400      37,033,650
Deere & Co. .........................   185,700       9,818,888
Gardner Denver Machinery, Inc. +.....    71,900       1,986,238
NACCO Industries, Inc................    91,200      11,787,600
Navistar International Corp. +....... 1,895,500      54,732,563
PACCAR, Inc..........................   162,300       8,480,175
                                                   ------------
                                                    147,303,089
                                                   ------------

Housing and Furnishings (2.0%)
Centex Corp.......................... 2,149,600      81,147,400
Department 56, Inc...................   273,900       9,723,450
Fleetwood Enterprises, Inc...........   697,200      27,888,000
Kaufman & Broad Home Corp............   710,900      22,571,075
Lennar Corp..........................   156,100       4,604,950
MDC Holdings, Inc. ..................   100,100       1,976,975
Pulte Corp...........................   966,000      28,859,250
Recoton Corp.........................   108,700       3,641,450
Ryland Group, Inc....................   187,400       4,919,250
Standard Pacific Corp................   786,000      16,211,250
                                                   ------------
                                                    201,543,050
                                                   ------------

Industrial Services (0.2%)
American Buildings Co. +.............    53,300       1,585,675
Fluor Corp. .........................   282,900      14,427,900
Walter Industries, Inc. +............   177,800       3,367,088
                                                   ------------
                                                     19,380,663
                                                   ------------

Insurance (4.2%)
Allstate Corp. (The)................. 1,661,700     152,149,406
CIGNA Corp. .........................    68,100       4,698,900
Conseco, Inc......................... 1,758,487      82,209,267
Equitable Co., Inc. (The)............   237,000      17,760,188
ESG Re Ltd...........................    57,700       1,247,763
Everest Re Holdings, Inc.............    32,100       1,233,844
First American Financial Corp........    76,550       7,159,500
Hartford Life, Inc...................   130,600       7,436,038
LandAmerica Financial Group, Inc.....   190,600      10,911,850
Lasalle Re Holdings Ltd..............    45,500       1,723,313
MGIC Investment Corp.................   806,200      46,003,788
Mutual Risk Management Ltd...........   210,932       7,685,835
Nationwide Financial Services, Inc...    67,200       3,427,200
Old Republic International Corp......   494,442      14,493,331
Stewart Information Services Corp....    35,600       1,728,825
SunAmerica, Inc......................   882,650      50,697,209

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
Insurance (continued)
Torchmark Corp.......................   405,900    $ 18,569,925
                                                   ------------
                                                    429,136,182
                                                   ------------

Investment Services (2.7%)
Bear Stearns Co., Inc. (The).........   307,496      17,488,835
Donaldson, Lufkin & Jenrette, Inc....   247,500      12,576,094
Investors Financial Services Corp....    80,000       4,240,000
Lehman Brothers Holdings, Inc........ 1,636,900     126,962,056
Merrill Lynch & Co., Inc. ...........   832,600      76,807,350
Providian Financial Corp.............   460,600      36,185,888
                                                   ------------
                                                    274,260,223
                                                   ------------

Major Telecommunications (3.8%)
AT&T Corp............................    436,000     24,906,500
BellSouth Corp.......................  2,302,600    154,562,025
MCI Communications Corp..............  1,569,400     91,221,375
Sprint Corp. ........................  1,674,400    118,045,200
                                                   ------------
                                                    388,735,100
                                                   ------------

Oil (1.9%)
Ashland Oil, Inc..................... 1,219,200      62,941,200
Belco Oil & Gas Corp. +..............    25,000         215,625
Comstock Resources, Inc. +...........   758,300       5,639,856
Mobil Corp...........................   211,500      16,206,188
Penn Virginia Corp. .................     9,400         243,225
Phillips Petroleum Co................   672,100      32,386,819
Shell Transport & Trading Co. .......   575,800       4,054,248
Sun Company, Inc..................... 1,823,000      70,770,713
Tesoro Petroleum Corp. +.............     3,000          47,625
                                                   ------------
                                                    192,505,499
                                                   ------------

Oil Services (1.0%)
BJ Services Co. +....................    91,400       2,656,313
Cal Dive International, Inc. +.......    50,000       1,378,125
Helmerich & Payne, Inc............... 1,806,600      40,196,850
McDermott International, Inc.........    80,000       2,755,000
Pool Energy Services Co. ............   126,700       1,868,825
Santa Fe International Corp..........   137,800       4,168,450
SEACOR SMIT Holdings+................   346,200      21,226,388
Seitel, Inc. +.......................   514,300       8,325,231
Trico Marine Services, Inc. +........   574,100       7,857,994
Veritas DGC, Inc. +..................   241,000      12,034,938
                                                   ------------
                                                    102,468,114
                                                   ------------

Other Telecommunications (1.7%)
360 Communications Co. +.............    76,501       2,448,052
ADC Telecommunications, Inc. +.......   202,300       7,390,272
Aerial Communications, Inc. +........   213,900       1,336,875
Alltel Corp..........................   476,200      22,143,300
Century Telephone Enterprises, Inc...   437,750      20,081,781
Excel Switching Corp.................    37,500         932,813
L-3 Communications Holdings, Inc. +..    34,300       1,121,181
Southern New England
  Telecommunications Corp............   182,100      11,927,550

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Growth and Income (continued)
================================================================================

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
United States (continued)
Other Telecommunications (continued)
Teligent, Inc. +.....................    91,400    $  2,690,588
U S WEST, Inc. ...................... 2,270,900     106,732,300
                                                   ------------
                                                    176,804,712
                                                   ------------

Print Media (2.1%)
Central Newspaper, Inc. .............    25,000       1,743,750
Knight-Ridder, Inc................... 1,284,300      70,716,769
McClatchy Newspapers, Inc............   217,900       7,544,788
Media General, Inc...................   116,600       5,684,250
New York Times Co. .................. 1,304,900     103,413,325
Tribune Co...........................   434,600      29,905,913
                                                   ------------
                                                    219,008,795
                                                   ------------

Producer Goods (3.2%)
Aeroquip-Vickers, Inc................   661,300      38,603,388
C & D Technologies, Inc..............    77,900       4,518,200
Chart Industries, Inc. ..............    68,200       1,628,275
Cincinnati Milacron, Inc.............   527,500      12,824,844
Commercial Intertech Corp............    64,800       1,174,500
Gleason Corp.........................    87,200       2,452,500
Graco, Inc...........................   486,900      16,980,638
Honeywell, Inc.......................   123,400      10,311,613
Ingersoll-Rand Co.................... 1,505,700      66,344,906
ITT Industries, Inc..................   628,300      23,482,713
Kaydon Corp..........................   239,100       8,443,219
Parker-Hannifin Corp.................   754,200      28,753,875
RMI Titanium Co. +...................   335,200       7,625,800
SLI, Inc. +..........................   100,800       2,633,400
Special Metals Corp. +...............    76,700       1,073,800
Thermo Electron Corp. +..............   221,000       7,555,438
Thomas & Betts Corp..................   663,100      32,657,675
Timken Co............................ 1,355,200      41,757,100
Trinity Industries, Inc. ............    12,200         506,300
Tyco International Ltd...............   126,878       7,993,314
U.S. Filter Corp. +..................    76,500       2,146,781
Varlen Corp..........................   139,950       4,828,275
                                                   ------------
                                                    324,296,554
                                                   ------------

Real Estate Investment Trusts (4.4%)
Alexandria Real Estate Equities, Inc.    19,300         577,794
AMB Property Corp....................    30,400         744,800
American General Hospitality Corp....   124,200       2,639,250
American Health Properties, Inc......    91,600       2,290,000
American Residential Investment
  Trust, Inc.........................    31,900         309,031
Apartment Investment & Management Co.   237,900       9,397,050
Arden Realty Corp....................   165,900       4,292,663
Avalon Bay Communities...............   200,692       7,626,296
Beacon Capital+++.....................  267,600       5,485,800
Bedford Property Investors, Inc......    56,700       1,034,775
Berkshire Realty Co., Inc............   108,900       1,272,769
Boston Properties, Inc...............   115,800       3,995,100
Boykin Lodging Co....................    77,700       1,685,119

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
Real Estate Investment Trusts (continued)
Bradley Real Estate, Inc. ...........    43,700      $  923,163
Brandywine Realty Trust..............   151,300       3,385,338
BRE Properties, Inc. ................    84,400       2,199,675
Burnham Pacific Properties, Inc......    41,400         587,363
Cabot Industrial Trust...............    73,200       1,564,650
Camden Property Trust................   220,099       6,547,945
Capstone Capital Trust, Inc..........   157,400       3,620,200
Captec Net Lease Realty, Inc.........   154,000       2,348,500
Carramerica Realty Corp..............   208,400       5,913,350
CBL & Associates Properties, Inc.....   224,600       5,446,550
CCA Prison Realty Trust..............   183,700       5,625,813
Chateau Communities, Inc. ...........    92,600       2,662,250
Chelsea GCA Realty, Inc. ............    61,400       2,456,000
Colonial Properties Trust............   516,100      15,999,100
Commercial Net Lease Realty..........   203,100       3,287,681
Cornerstone Properties, Inc..........   251,800       4,437,975
Cousins Properties, Inc..............    92,000       2,748,500
Crescent Real Estate Equities, Inc...   512,700      17,239,538
Criimi Mae, Inc......................   222,600       3,088,575
Crown America Realty Trust...........   228,300       2,211,656
Developers Diversified Realty Corp. .    56,400       2,210,175
Duke Realty Investments, Inc.........   608,800      14,420,950
Eastgroup Properties, Inc............    74,450       1,493,653
Equity Inns, Inc.....................    66,700         879,606
Equity Office Properties Trust.......   820,566      23,283,525
Equity One, Inc. ....................    69,300         710,325
Equity Residential Properties Trust..   321,450      15,248,784
Essex Property Trust, Inc............   119,100       3,692,100
Felcor Suite Hotels, Inc. ...........   196,800       6,174,600
First Industrial Realty Trust, Inc. .   120,000       3,810,000
Franchise Finance Corp. of America...   122,100       3,166,969
Gables Residential Trust.............    68,600       1,860,775
General Growth Properties............   181,200       6,772,350
Glenborough Realty Trust, Inc........   146,100       3,853,388
Glimcher Realty Trust................    81,400       1,582,213
Health and Retirement Property Trust.   262,600       4,940,163
Health Care REIT, Inc................   135,500       3,455,250
Healthcare Realty Trust, Inc.........    95,300       2,596,925
Highwood Properties, Inc. ...........   186,800       6,035,975
Home Properties of New York, Inc.....    58,900       1,571,894
Horizon Group Properties, Inc. +.....     2,345          15,462
Hospitality Properties Trust.........   108,200       3,475,925
Imperial Credit Commercial Mortgage
  Investment Corp....................    40,600         530,338
Innkeepers USA Trust.................   135,900       1,715,738
JDN Realty Corp......................    62,400       1,989,000
Kilroy Realty Corp...................   113,000       2,825,000
Kimco Realty Corp....................   577,400      23,673,400
Koger Equity, Inc. ..................   150,000       3,028,125
Lexington Corporate Properties Trust.    67,200         982,800
Liberty Property Trust...............   177,500       4,537,344

66     See Notes to Portfolio of Investments.

================================================================================

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
United States (continued)

Real Estate Investment Trusts (continued)
LTC Properties, Inc..................    56,900      $1,059,763
Mack-Cali Realty Corp................   145,300       4,994,688
Manufactured Home Communities, Inc. .   109,400       2,639,275
Meditrust Companies..................   253,400       7,079,363
Merry Land & Investment Co., Inc.....   143,900       3,030,894
MGI Properties, Inc..................    75,500       1,977,156
Mid-America Apartment Communities,
  Inc. ..............................    50,300       1,323,519
National Golf Properties, Inc. ......   230,100       6,917,381
National Health Investors, Inc.......    44,500       1,479,625
OMEGA Healthcare Investors, Inc......   164,600       5,781,575
Parkway Properties, Inc..............   121,001       3,569,514
Post Properties, Inc.................    63,300       2,437,050
Prentiss Properties Trust............   237,600       5,776,650
Prime Retail, Inc....................    46,900         559,869
PS Business Parks, Inc. .............    51,800       1,217,300
Public Storage, Inc..................   295,600       8,276,800
Ramco-Gerhenson Properties Trust.....    18,075         343,425
Reckson Associates Realty Corp. +....   163,300       3,857,963
Reckson Service Industries, Inc. ....    13,064          43,275
Regency Realty Corp..................   118,600       2,979,825
Security Capital Industrial Trust....   223,725       5,593,125
Shurgard Storage Centers, Inc. ......    98,400       2,730,600
Simon Debartolo Group, Inc...........   267,244       8,685,430
SL Green Realty Corp.................    84,200       1,894,500
Spieker Properties, Inc..............   256,300       9,931,625
Starwood Financial Trust+............     2,450         137,200
Starwood Lodging Trust...............   515,900      24,924,419
Sun Communities, Inc.................    73,300       2,428,063
Sunstone Hotel Investors, Inc........   145,400       1,935,638
Tanger Factory Outlet Centers, Inc...   105,500       3,343,031
Tower Realty Trust, Inc..............    33,600         751,800
TriNet Corporate Realty Trust, Inc. .   125,100       4,253,400
United Dominion Realty Trust, Inc....   392,608       5,447,436
Universal Health Realty Income Trust.    80,700       1,614,000
Urban Shopping Centers, Inc..........   150,000       4,725,000
Vornado Realty Trust.................   301,400      11,961,813
Walden Residential Properties, Inc...   249,600       6,115,200
Weeks Corp...........................    52,300       1,653,988
Weingarten Realty Investors..........    51,000       2,132,438
                                                    -----------
                                                    449,780,637
                                                    -----------
Semiconductors and Electronics (0.5%)
Analog Devices, Inc. +...............   100,000       2,456,250
Avid Technologies, Inc. +............   476,900      15,976,150
Berg Electronics Corp. +.............   200,000       3,912,500
Cymer, Inc. +........................    70,000       1,128,750
Maxim Integrated Products, Inc. +....   426,500      13,514,719
PMC-Sierra, Inc. +...................   100,000       4,687,500
Solectron Corp. +....................    45,300       1,905,431
Special Devices, Incorporated........    25,400         898,525

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
Semiconductors and Electronics (continued)
Vitesse Semiconductor Corp. +........   347,400  $   10,725,975
                                                 --------------
                                                     55,205,800
                                                 --------------
Specialty Chemicals (0.3%)
International Specialty Products,
  Inc. +.............................    59,100       1,100,738
Millennium Chemicals, Inc. ..........   542,900      18,390,738
Solutia, Inc.........................   100,700       2,888,831
Wellman, Inc.........................   272,300       6,177,806
                                                 --------------
                                                     28,558,113
                                                 --------------

Steel (0.5%)
AK Steel Holding Corp................    94,500       1,689,188
Bethlehem Steel Corp. +.............. 2,734,000      34,004,125
USX-US Steel Group, Inc..............   420,300      13,869,900
                                                 --------------
                                                     49,563,213
                                                 --------------

Surface Transport (0.6%)
Amerus Life Holdings, Inc............   100,000       3,237,500
Burlington Northern Sante Fe Corp....   256,300      25,165,456
Sea Containers, Ltd. ................    62,280       2,389,995
Tidewater, Inc.......................   261,000       8,613,000
U.S. Freightways Corp................   561,200      18,431,913
                                                 --------------
                                                     57,837,864
                                                 --------------

Textiles and Apparel (0.7%)
Abercrombie & Fitch Co. +............   672,300      29,581,200
Burlington Industries, Inc. +........   632,800       8,898,750
Gerber Childrenswear, Inc. +.........    36,300         560,381
Liz Claiborne, Inc. .................   166,900       8,720,525
Players International, Inc...........   131,100         651,403
Tefron Ltd. +........................    92,600       2,037,200
Timberland Co. (The) +...............   308,900      22,221,494
                                                 --------------
                                                     72,670,953
                                                 --------------
Total United States                               9,140,705,544
                                                 --------------
Foreign Common Stocks (5.3%)
Australia (0.2%)
Goodman Fielder Ltd. (Food and
  Beverage) ......................... 3,678,438      5,353,433
Mayne Nickless Ltd. (Commercial
  Services) .........................   836,500      4,429,280
Telstra Corp. Ltd.
  (Other Telecommunications) +....... 1,898,700      4,868,081
Westpac Banking Corp. Ltd.
  (Banks and Thrifts) ...............   883,900      5,391,883
                                                  ------------
Total Australia                                     20,042,677
                                                  ------------
Belgium (0.0%)
Delhaize-Le Lion, SA (Food and
  Beverage) .........................    70,700      4,940,069
                                                  ------------
Canada (0.1%)
Canadian Imperial Bank of Commerce
  (Banks and Thrifts) ...............   103,575      3,331,361
Canadian National Railway Co.
  (Surface Transport) ...............    71,600      3,804,003
                                                  ------------
Total Canada                                         7,135,364
                                                  ------------

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Growth and Income (continued)
================================================================================

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
Denmark (0.2%)
Carli Gry International A/S
  (Textiles and Apparel) ............    76,885     $ 6,204,898
Novo-Nordisk A/S (Drugs) ............    53,300       7,347,432
Olicom A/S (Computers) +.............    73,200       1,979,812
Tele Danmark A/S
  (Major Telecommunications) +.......    12,200       1,170,857
                                                    -----------
Total Denmark
                                                     16,702,999
                                                    -----------
Finland (0.2%)
Helsingin Puhelin Oyj (Other
  Telecommunications) ...............    27,683       1,286,646
Huhtamaki Group (Diversified) .......   102,200       5,849,065
Oy Nokia Corp., ADR
  (Other Telecommunications) ........   102,800       7,459,425
Sampo Insurance Co. (Insurance) .....    64,200       3,042,386
UPM-Kymmene Corp. (Forest Products
  and Building Materials) ...........   159,300       4,384,283
Valmet Oyj (Consumer Services) +.....   104,900       1,808,725
                                                    -----------
Total Finland
                                                     23,830,530
                                                    -----------
France (0.7%)
Accor SA (Consumer Services) ........    22,110       6,187,552
Alcatel Alsthom (Other
  Telecommunications) ...............    36,205       7,371,509
Alstrom (Heavy Machinery) +..........   101,400       3,337,496
Credit Commercial de France
  (Banks and Thrifts) ...............    76,500       6,440,343
Danone (Food and Beverage)...........    22,100       6,093,371
Elf Aquitaine SA (Oil) ..............    42,600       5,989,055
Eridania Beghin-Say SA (Food and
  Beverage) .........................     7,164       1,581,855
Gemini Sogeti SA (Insurance) ........    41,600       6,536,522
Lafarge SA
  (Forest Products and Building
  Materials) ........................    58,700       6,068,032
Pernod Ricard (Food and Beverage) ...    46,722       3,237,913
Renault SA (Automotive) +............    25,000       1,422,008
Rhone-Poulenc
  (Biotech and Medical Products) ....    96,800       5,459,583
Scor SA (Insurance) .................    10,000         634,301
Societe Generale (Banks and Thrifts)     10,200       2,120,632
Union des Assurances Federales
  (Insurance) .......................    32,400       5,107,021
                                                    -----------
Total France                                         67,587,193
                                                    -----------
Germany (0.5%)
BASF AG (Chemicals) .................    51,150       2,422,849
Bayerische Hypotheken-und
  Wechsel-Bank AG (Banks and
  Thrifts) ..........................    65,050       4,122,759
BHF-Bank AG (Banks and Thrifts) .....    67,800       2,567,337
Daimler-Benz AG (Automotive) ........     8,844         869,684
Deutsche Pfandbrief & Hypothekenbank
  AG (Banks and Thrifts) ............    78,300       6,263,882
Gehe AG (Health Services) ...........    84,100       4,507,768
Henkel AG (Chemicals)................    73,300       7,248,645
Karstadt AG (Discretionary Retail) +.     4,500       2,187,632

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------

Germany (continued)
MAN AG (Industrial Services) +.......     4,800     $ 1,872,098
Mannesmann AG (Heavy Machinery) .....    93,150       9,572,853
VEBA AG (Investment Services)........    27,850       1,897,776
Viag AG (Consumer Services) +........     5,200       3,577,994
Volkswagen AG (Automotive)...........     5,330       5,123,200
WPP Group Plc (Commercial Services) .   504,900       3,308,627
                                                    -----------
Total Germany                                        55,543,104
                                                    -----------
Hong Kong (0.0%)
Hutchison Whampoa Ltd.
  (Consumer Services) ...............   853,000       4,502,466
Peregrine Investments Holdings Ltd.
  (Investment Services)+++++..........3,006,000          33,363
                                                    -----------
Total Hong Kong                                       4,535,829
                                                    -----------
Ireland (0.1%)
Allied Irish Banks (Banks and
  Thrifts) ..........................   222,833       3,217,088
CRH Plc
  (Forest Products and Building
  Materials) ........................   155,700       2,208,781
Water Wedgewood Unit (Housing and
  Furnishings).......................   222,833       3,629,724
                                                    -----------
Total Ireland                                         9,055,593
                                                    -----------
Italy (0.3%)
Banca Commerciale Italiana
  (Banks and Thrifts) +.............. 1,013,000       6,057,883
Credito Italiano (Banks and Thrifts)  1,881,000       9,846,532
ENI SpA (Oil) +......................   350,000       2,293,887
Istituto Nazionale delle
  Assicurazioni (Insurance) +........   622,000       1,767,095
Mondatori (Arnoldo) Editore SpA
  (Print Media)......................   169,000       1,996,568
Telecom Italia SpA
  (Major Telecommunications) ........   655,000       4,821,622
                                                    -----------
Total Italy                                          26,783,587
                                                    -----------
Japan (0.7%)
Canon, Inc. (Computers) .............   211,000       4,789,062
Exedy Corp. (Automotive) ............   271,300       1,661,599
Fuji Photo Film (Chemicals) .........   172,000       5,985,949
Hitachi Ltd. (Semiconductors and
  Electronics).......................   883,000       5,757,934
Kao Corp. (Consumer Products) +......   381,300       5,879,468
Kokusai Electric (Other
  Telecommunications) ...............   143,400       1,198,573
Minebea Co. Ltd.
  (Semiconductors and Electronics) ..   354,000       3,432,971
Mizuno Corp. (Consumer Products) ....   825,000       2,770,112
Nintendo Co. Ltd.
  (Semiconductors and Electronics) ..    60,500       5,601,649
Nippon Telegraph & Telephone
  (Major Telecommunications) +.......     5,530       4,582,267
Orix Corp. (Investment Services) ....    93,000       6,278,848
Santen Pharmaceutical Co., Ltd.
  (Drugs) ...........................   370,000       4,049,645
Seino Transportation Co., Ltd.
  (Surface Transport) ...............   935,000       5,187,520

68     See Notes to Portfolio of Investments.

================================================================================

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
Japan (continued)
Shohkoh Fund (Banks and Thrifts).....     4,100     $ 1,007,385
Sony Corp. (Consumer Products) +.....    53,300       4,589,364
Takefuji Corp. (Banks and Thrifts) ..    93,330       4,303,865
Terumo Corp. (Biotech and Medical
  Products) .........................   277,000       4,390,964
                                                    -----------
Total Japan                                          71,467,175
                                                    -----------
Mexico (0.1%)
Cifra SA de CV (Discretionary
  Retail) +.......................... 1,373,500       1,895,319
Grupo Financiero Banamex Accival
  (Investment Services) +...........  1,186,000       2,246,343
Panamerican Beverages, Inc.
  (Food and Beverage) ...............   168,000       5,281,500
                                                    -----------
Total Mexico                                          9,423,162
                                                    -----------

Netherlands (0.3%)
Akzo Nobel NV (Chemicals) ...........    22,200       4,934,978
Heineken NV (Food and Beverage) +....    69,300       2,721,960
Hunter Douglas NV (Consumer
  Services) .........................    79,773       4,333,311
ING Groep NV (Banks and Thrifts) ....    92,153       6,034,140
Philips Electronics NV (Electrical
  Machinery and Instruments).........    39,800       3,345,653
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Print Media) .....................   161,400       5,863,401
                                                    -----------
Total Netherlands                                    27,233,443
                                                    -----------
New Zealand (0.0%)
Fernz Corp., Ltd. (Chemicals) .......   824,500       1,840,342
                                                    -----------
Norway (0.3%)
ASK ASA (Computers) +................    70,000         542,774
Christiania Bank Og Kredkasse
  (Banks and Thrifts) ...............   922,600       3,859,427
Contextvision AB (Electronic Media) +   131,000       2,168,100
Det Sondenfjelds-Norske
  Dampskibsselskab (Oil) +...........   135,000       2,375,045
Merkantildata ASA
  (Data and Imaging Services) .......   450,400       5,693,436
Ocean Rig ASA (Oil) +................ 8,710,400       6,470,193
Saga Petroleum ASA (Oil) ............    39,500         607,412
SeaTeam Technologies (Oil) +.........   207,950       3,821,047
Tandberg Data ASA (Computers) +......   537,800       1,948,363
Tandberg Television ASA (Electronic
  Media).............................   400,500       3,366,406
Tomra Systems ASA
  (Forest Products and Building
  Materials) ........................   187,000       5,604,976
                                                    -----------
Total Norway                                         36,457,179
                                                    -----------
Singapore (0.0%)
Clipsal Industries Ltd.
  (Semiconductors and Electronics) +.   433,700         388,162
                                                    -----------
Spain (0.2%)
Banco Santander (Banks and Thrifts) .   135,000       3,461,199

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
Spain (continued)
Iberdrola SA (Electric Utilities) ...   364,800     $ 5,933,450
Telefonica de Espana
  (Major Telecommunications) ........   144,000       6,669,017
                                                    -----------
Total Spain                                          16,063,666
                                                    -----------
Sweden (0.3%)
BTL AB (Surface Transport) ..........   350,000       1,882,771
Celsius AB (Conglomerate and
  Aerospace) ........................   157,200       3,666,382
Industrial & Financial Systems
  (Data and Imaging Services)++++++..   233,800       3,276,153
Kinnevik AB (Industrial Services) ...   109,400       3,559,810
Kinnevik Rights (Industrial
  Services) .........................   109,400         493,847
Mo Och Domsjo AB
  (Forest Products and Building
  Materials) ........................    86,800       2,481,571
Skandinaviska Enskilda Banken (Banks
  And Thrifts) ......................   216,500       3,705,636
Svenska Handelsbanken
  (Investment Services) .............    87,600       4,064,228
Tryckinvest I Norden AB (Banks and
  Thrifts)...........................   100,000       1,855,812
WM-Data AB (Computers) ..............   127,200       4,418,136
                                                    -----------
Total Sweden                                         29,404,346
                                                    -----------
Switzerland (0.4%)
Barry Callebaut AG (Consumer
  Products) +........................     2,000         431,168
Credit Suisse Group (Banks and
  Thrifts) ..........................    27,600       6,141,174
Fischer (Georg) AG (Auto Parts and
  Hardware) .........................     9,850       3,831,394
Gretag Imaging Group (Biotech and
  Medical Products) +................    30,000       2,877,748
HolderBank Financial Glarus (Banks
  and Thrifts).......................     1,337       1,701,207
Kuoni Reisen AG (Commercial
  Services) .........................     1,305       6,478,493
Nestle SA Registered Shares
  (Food and Beverage) ...............     2,835       6,066,946
Novartis AG Registered Shares
   (Health Services) ................     2,180       3,627,558
Schweizersche
  Rueckversicherungs-Geillschaft
  (Insurance) +......................     1,462       3,697,384
UBS AG (Insurance)...................    18,400       6,841,723
                                                    -----------
Total Switzerland                                    41,694,795
                                                    -----------
United Kingdom (0.7%)
Bank of Scotland (Banks and Thrifts)    497,517       5,570,019
Barclays Plc (Banks and Thrifts).....   114,400       3,298,344
Berisford Plc (Industrial Services) +   257,700         984,637
British Telecommunications Plc
  (Major Telecommunications) +.......   197,500       2,430,275
Cadbury Schweppes Plc
  (Food and Beverage) +..............   383,300       5,931,697
Emap Plc (Print Media) ..............    76,200       1,540,933
Glaxo Wellcome Plc (Drugs) ..........   174,094       5,225,660
Granada Group Plc (Consumer
  Services) .........................   453,614       8,340,542
Kingfisher Plc (Discretionary
  Retail) ...........................   285,302       4,593,627
McKechnie Plc (Industrial Services)..   210,300       1,526,352

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Growth and Income (continued)
================================================================================

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
United Kingdom (continued)
National Westminster Bank Plc
  (Banks and Thrifts) ...............   245,100   $   4,379,848
Pearson Plc (Print Media) ...........   319,800       5,858,778
Peninsular & Oriental Steam
  Navigation  Co. (Surface
  Transport) ........................   254,222       3,666,945
Railtrack Group (Surface Transport) +   124,400       3,052,464
Tesco Plc (Discretionary Retail) +...   200,300       1,953,402
Tomkins Plc (Consumer Services) .....   418,652       2,271,939
Unilever Plc (Consumer Products) ....   455,600       4,849,876
Vodafone Group Plc (Consumer
  Products)..........................   583,504       7,404,049
                                                  -------------
Total United Kingdom                                 72,879,387
                                                  -------------
Total Foreign Common Stocks                         543,008,602
                                                  -------------
Total Common Stocks (cost
  $8,284,607,349)                                 9,683,714,146
                                                  -------------

PREFERRED STOCKS (0.3%)
United States (0.2%)
Case Corp. (Heavy Machinery)++++++...    14,200       1,601,050
Chancellor Media Corp. (Electronic
  Media) +...........................    18,600       2,536,575
Corning Delaware L.P. (Food and
  Beverage) +........................    13,900         785,350
Equity Residential Properties
  (Real Estate Investment Trusts) ...    27,900         721,913
Ingersoll-Rand (Producer Goods)......    55,800       1,339,200
International Paper Co.
  (Forest Products and Building
  Materials)++++++...................     9,300         456,863
Merrill CBR (Data and Imaging
  Services)..........................    27,900       1,953,000
Merrill "DG" (Discretionary Retail) +    69,700       2,703,036
Owens-Ill, Inc. (Industrial Services)    18,600         969,525
Salomon, Inc. (Investment Services) .    69,800       3,904,438
Security Capital Pacific Trust (Real
  Estate Investment Trust)...........    19,400         584,425
Tanger Factory Outlet Centers, Inc.
  (Real Estate Investment Trusts) ...    55,800       1,576,350
Union Planters Co. (Food and
  Beverage) .........................    18,600       1,350,825
                                                  -------------
Total United States                                  20,482,550
                                                  -------------
Foreign Preferred Stocks (0.1%)
Germany (0.1%)
Hugo Boss AG (Textiles and Apparel) .     1,900       4,189,395
SAP AG (Data and Imaging Services) ..     6,950       4,716,670
Total Foreign Preferred Stocks                        8,906,065
                                                  =============
Total Preferred Stocks (cost
  $23,864,712)                                       29,388,615
                                                  -------------

                                          Principal        Market
                                           Amount          Value
                                          ---------      -----------
LONG-TERM BONDS AND NOTES (0.9%)
Corporate and Convertible Bonds (0.9%)
Agnico-Eagle Mines Ltd., 3.50%,
  01/27/04.............................  $ 2,900,000     $  1,933,224
Alza Corp., 5.00%, 05/01/06............      930,000        1,181,100
American Express Credit, 1.13%,
  02/19/03.............................    2,820,000        2,989,200
Automatic Data Processing, Inc.,
  Zero Coupon, 02/20/12................      970,000          894,839
Baker Hughes, Inc., Zero Coupon,
  05/05/08.............................    3,325,000        2,447,406
Brightpoint Convertible, Zero
  Coupon, 03/11/18.....................    3,255,000        1,318,275
Career Horizons, Inc., 7.00%,
  11/01/02.............................      930,000        2,555,175
Checkpoint Systems, Inc., 5.25%,
  11/01/05.............................    1,162,000        1,105,353
Comverse Technology, Inc., 5.75%,
  10/01/06++++++.......................    4,600,000        5,819,000
Continental Airlines, Inc., 6.25%,
  04/15/06++++++.......................    1,860,000        3,875,942
Credence Systems Corp., 5.25%,
  09/15/02++++++.......................    3,700,000        2,960,000
Dr. Horton, 6.88%, 11/01/02............      700,000        1,386,000
Dovatron International, 6.00%,
  10/15/02.............................      930,000          991,613
Einstein/Noah Bagel Corp., 7.25%,
  06/01/04++++++.......................    4,630,000        2,963,200
EMC/Mass Corp., 3.25%, 03/15/02++++++..    3,660,000        7,411,500
Fremont General Corp., Zero Coupon,
  10/12/13.............................      930,000          968,363
Hewlett Packard Co., Zero Coupon,
  10/14/17++++++.......................    8,370,000        4,472,677
Home Depot, Inc., 3.25%, 10/01/01......    1,860,000        3,459,600
Homebase, Inc., 5.25%, 11/01/04........    2,790,000        2,762,100
Integrated Health Services, 5.75%,
  01/01/01.............................    1,395,000        1,607,738
Marriott International, Inc., Zero
  Coupon, 03/25/11++++++...............    2,730,000        1,747,200
NAC Re Corp., 5.25%, 12/15/02++++++....      930,000        1,029,975
National Semiconductor Corp., 6.5%,
  10/01/02++++++.......................    4,650,000        4,254,750
  Office Depot, Inc., Zero Coupon,
  12/11/07.............................    3,425,000        3,202,375
Ogden Corp., 6.00%, 6/01/02++++++......      475,000          477,375
Ogden Corp., 5.75%, 10/20/02++++++.....      930,000          925,350
Pennzoil Co., 6.50%, 01/15/03..........      465,000          948,600
Pennzoil Co., 4.75%, 10/01/03..........    1,000,000        1,430,000
Phycor, Inc., 4.50%, 02/15/03..........    1,395,000        1,170,056
Phymatrix Corp., 6.75%, 06/15/03.......    2,300,000        1,805,500
Pioneer Financial Services, 6.50%,
  04/01/03.............................    1,395,000        2,376,731
Potomac Electric Power, 7.00%,
  01/15/18.............................      750,000          804,375
Richey Electronics, Inc., 7.00%,
  03/01/06++++++.......................    1,859,000        1,714,928
Roche Holdings, Zero Coupon,
  05/06/12++++++.......................   11,625,000        5,624,931
Sanmina Corp., 5.50%, 08/15/02++++++...      930,000        2,867,888
SCI Systems, Inc., 5.00%, 05/01/06++++++     695,000        1,122,856
Tel-Save Holding, Inc., 5.00%,
  12/15/04++++++.......................    1,400,000        1,169,000
Thermo Instrument System, 4.50%,
  10/15/03++++++.......................      930,000          926,513
U.S. Cellular Corp., Zero Coupon,
  06/15/15.............................    2,235,000          874,781
Vantive Corp., 4.75%, 09/01/02++++++...      930,000          804,450
Veterinary Centers of America, 5.25%,
  05/01/06++++++.......................      465,000          404,550
                                                        -------------
Total Long-Term Bonds and Notes (cost
  $75,694,080)                                             88,784,489
                                                        -------------

70     See Notes to Portfolio of Investments.

================================================================================

                                       Number of       Market
                                        Shares         Value
                                       ---------     -----------
CALL OPTIONS PURCHASED (0.0%)
Russell 2000 Index, Strike $440,
  Sept. 98...........................     80,000 $   2,170,000
                                                 --------------
Total Call Options Purchased (cost $1,442,400)       2,170,000
                                                 --------------

PUT OPTIONS PURCHASED (0.1%)
Russell 2000 Index, Strike $440,
  Sept. 98...........................    159,100     1,093,813
Russell 2000 Index, Strike $460,
  Sept. 98...........................    153,500     1,995,500
S & P 400 Mid Cap Index, Strike
  $350, Sept. 98.....................    376,000     2,350,000
                                                 --------------
Total Put Options Purchased (cost $10,171,183)       5,439,313
                                                 --------------

                                       Principal
                                        Amount
                                      ------------
SHORT-TERM INVESTMENTS (3.8%)
CVS Corp., Comm. Paper,5.73%,
  07/09/98...........................  $ 26,375,000    26,341,416
CVS Corp., Comm. Paper,5.75%,
  07/16/98...........................    25,000,000    24,940,104
Occidental Petroleum., Comm.
  Paper,5.72%, 07/06/98++++++........    23,400,000    23,381,410
Occidental Petroleum., Comm.
  Paper,7.00%, 07/01/98++++++........    40,000,000    40,000,000
Raytheon Co., Comm. Paper, 5.86%,
  08/31/98++++++.....................    50,000,000    50,021,000
Raytheon Co., Comm. Paper, 7.00%,
  07/01/98++++++.....................    60,000,000    60,000,000
Sprint Capital Corp., Comm. Paper,
  7.00%, 07/01/98++++++..............    41,284,000    41,284,000
Textron Financial Corp., Comm.
  Paper, 7.00%, 07/01/98.............    15,500,000    15,500,000
U.S. Treasury, 5.03%, 08/20/98@......   103,100,000   102,406,137
                                                   --------------
Total Short-Term Investments (cost $383,827,378)      383,874,067
                                                   --------------
TOTAL INVESTMENTS (cost $8,779,607,102)(a)         10,193,370,630

Other assets less liabilities                          33,286,552
                                                   --------------
Total Net Assets                                  $10,226,657,182
                                                   ==============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $8,792,329,851. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains ....................           $1,518,335,991
Unrealized losses ...................             (117,295,212)
                                                --------------
  Net unrealized gain ...............           $1,401,040,779
                                                ==============

Information concerning open futures contracts at June 30, 1998 is shown below:

                      No. of     Initial      Expiration   Unrealized
                     Contracts    Value         Date       Gain/(Loss)
                     ---------  ---------     ----------   -----------
  Long Contracts
--------------------
S & P 500 Index
  Futures              889      $248,809,912   Sept. 98    $ 5,221,838
                                ============               ============


Information concerning written option contracts at June 30, 1998 is shown below:

                      No. of    Exercise         Expiration   Market
                     Contracts    Price             Date      Value
                     ---------  ----------       ----------   ---------
   Call Options
-------------------
General Dynamics
  Corp. ..........       464    $     45          Aug. 98     $ (136,300)
Russell 2000 Index      1591         440         Sept. 98     (4,315,588)
Russell 2000 Index      1535         460         Sept. 98     (2,091,437)
S & P Mid Cap
  Index...........      3760         350         Sept. 98     (7,614,000)

   Put Options
-------------------
Russell 2000 Index       800         440         Sept. 98       (550,000)
                                                            ------------
                                                            $(14,707,325)
                                                            ============

+     Non-income producing security.
++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.
++++ This security has been determined to be illiquid under guidelines established by the Board of Trustees.
++++++Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1998.

Category percentages are based on net assets.


                                          See Notes to Financial Statements.  71

Growth and Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Real Estate
================================================================================


                                    Number of       Market
                                     Shares         Value
                                    ---------     -----------

COMMON STOCKS (95.1%)

Real Estate Investment Trusts (95.1%)
Apartment Investment &
  Management Co...................     6,200      $ 244,900
Arden Realty Group, Inc...........     3,200         82,800
Beacon Capital+++.................     6,800        139,400
Bedford Property Investors, Inc...     6,200        113,150
Brandywine Realty Trust...........       900         20,138
Burnham Pacific Properties, Inc...    15,800        224,163
Camden Property Trust.............     3,500        104,125
Carramerica Realty Corp...........       900         25,538
CBL & Associates Properties, Inc..    10,800        261,899
Colonial Properties Trust.........     3,000         93,000
Cousins Properties, Inc...........     4,500        134,438
Crescent Real Estate Equities,
  Inc.............................     6,600        221,925
Criimi Mae, Inc...................     1,500         20,813
Equity Inns, Inc..................     9,100        120,006
Equity Office Properties Trust....     9,900        280,912
Equity One, Inc...................       900          9,225
Equity Residential Properties
  Trust...........................     4,900        232,444
Essex Property Trust, Inc.........     7,000        217,000
General Growth Properties.........     3,800        142,025
Glenborough Realty Trust, Inc.....     7,800        205,725
Golf Trust of America, Inc........     5,000        171,875
Health Care REIT, Inc.............     9,400        239,700
Home Properties of New York, Inc..       100          2,669
Kimco Realty Corp.................     7,100        291,099
Koger Equity, Inc.................     7,500        151,406
Liberty Property Trust............     2,400         61,350
OMEGA Healthcare Investors, Inc...     7,100        249,388
Parkway Properties, Inc...........     5,000        147,500
Post Properties, Inc..............     6,300        242,550
Prentiss Properties Trust.........     4,700        114,269
PS Business Parks, Inc............     7,900        185,650
Public Storage, Inc...............     1,400         39,200
Security Capital Industrial Trust.     3,100         77,500
Simon DeBartolo Group, Inc........     1,500         48,750
Starwood Lodging Trust............     4,900        236,730
Storage Trust Realty..............     9,700        226,738
Sun Communities, Inc..............     1,400         46,375
Weeks Corp........................     4,000        126,500
                                                 ----------
                                                  5,552,875
                                                 ----------
Total Common Stocks (cost $5,717,984)             5,552,875
                                                 ----------

SHORT-TERM INVESTMENTS (6.5%)
Federal Home Loan Bank, 5.55%,
  07/01/98........................  $377,000     $  377,000
                                                 ----------

 Total Short-Term Investments (cost
  $377,000)                                         377,000
                                                 ----------
TOTAL INVESTMENTS (cost $6,094,984)(a)            5,929,875

Other assets less liabilities                       (92,673)
                                                 ==========
Total Net Assets                                 $5,837,202
                                                 ==========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $6,099,039. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains .................                   $  95,055
Unrealized losses ................                    (264,219)
                                                     ----------
  Net unrealized loss ............                   $(169,164)
                                                     ==========

+  Non-income producing security.
++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

72     See Notes to Financial Statements.

Growth and Income Portfolios
Statements of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================


                                                                                                  Growth and                Real
                                                                           Balanced                 Income                 Estate
                                                                        ---------------         ----------------         -----------


Assets:
Investments, at market value .....................................      $1,824,144,345          $10,193,370,630          $5,929,875
Cash .............................................................             278,300                  156,581                 586
Cash denominated in foreign currencies ...........................                  --               14,183,693                  --
Receivable for:
    Dividends and interest .......................................           8,122,674                9,561,912              41,394
    Investments sold .............................................          17,085,076               73,962,604               6,240
    Fund shares sold .............................................                  --                  119,377              31,788
    Recoverable foreign taxes ....................................                  --                  940,072                  --
Prepaid expenses .................................................              21,754                  126,379                  53
Gross unrealized gain on forward foreign currency exchange
  contracts ......................................................                  --                3,119,092                  --
                                                                       ---------------         ----------------         -----------
         Total assets ............................................       1,849,652,149           10,295,540,340           6,009,936
                                                                       ---------------         ----------------         -----------
Liabilities:
Payable for:
    Investments purchased ........................................          19,720,798               41,294,322             165,701
    Fund shares redeemed .........................................             407,251                4,555,194                  --
    Variation margin .............................................                  --                1,889,125                  --
Accrued investment advisory fees .................................             682,881                3,849,112               3,101
Accrued administrative service fees ..............................             102,202                  481,590                 292
Accrued custodian fees ...........................................              16,432                   86,442                 953
Other liabilities ................................................              64,747                  359,063               2,687
Gross unrealized loss on forward foreign currency exchange
  contracts ......................................................                  --                1,660,985                  --
Deferred premiums received on options written, at market value ...                  --               14,707,325                  --
                                                                       ---------------         ----------------         -----------
         Total liabilities .......................................          20,994,311               68,883,158             172,734
                                                                       ---------------         ----------------         -----------
  NET ASSETS .....................................................      $1,828,657,838          $10,226,657,182          $5,837,202
                                                                       ===============         ================         ===========
Net assets represented by:
Paid-in capital ..................................................      $1,518,329,166          $ 7,123,188,959          $5,878,405
Net unrealized gain (loss) on investments, open futures contracts
  and foreign currency related transactions ......................         212,750,738            1,418,560,072            (165,109)
Undistributed (distributions in excess of)
   net investment income .........................................          26,030,330               (1,413,189)            118,435
Accumulated net realized gain on investments .....................          71,547,604            1,686,321,340               5,471
                                                                       ---------------         ----------------         -----------
  NET ASSETS .....................................................      $1,828,657,838          $10,226,657,182          $5,837,202
                                                                       ===============         ================         ===========
Capital Shares:
Authorized .......................................................         Two Billion                Unlimited          Two Billion
Par value ........................................................      $        0.001          $         1.000          $    0.001
Outstanding ......................................................         119,786,496              274,907,477             588,782
Net Asset Value, offering and redemption price per share (net
  assets divided by shares outstanding) ..........................      $       15.266          $        37.200          $    9.914

Cost of investments ..............................................      $1,611,393,607          $ 8,779,607,102          $6,094,984
Cost of cash denominated in foreign currencies ...................                  --          $    14,198,340                  --

See Notes to Financial Statements.

Growth and Income Portfolios
Statements of Operations
Six Month Period Ended June 30, 1998 (Unaudited)
================================================================================

                                                                                                     Growth and             Real
                                                                              Balanced                 Income              Estate
                                                                            -------------          ---------------        ----------
Investment Income:
Dividends ........................................................          $  6,774,276           $   62,203,040         $ 140,667
Interest .........................................................            24,278,455               18,579,778             4,315
                                                                           -------------          ---------------        ----------
                                                                              31,052,731               80,782,818           144,982
Foreign taxes withheld on dividends ..............................               (21,342)                (800,474)               --
                                                                           -------------          ---------------        ----------
      Total investment income ....................................            31,031,389               79,982,344           144,982
                                                                           -------------          ---------------        ----------

Investment Expenses:
Investment advisory fees .........................................             4,277,433               24,129,161            18,934
Administrative services fees .....................................               669,692                2,934,596             3,960
Custody fees .....................................................                16,447                   86,442               953
Transfer agent fees ..............................................                   769                    3,786               434
Directors'/Trustees' fees ........................................                 7,906                   45,259                21
Audit fees .......................................................                 4,992                    8,295             2,086
Printing and postage fees ........................................                10,984                   54,279               763
Registration fees ................................................                 4,654                   43,149                --
Miscellaneous expenses ...........................................                 8,182                   37,348                12
                                                                           -------------          ---------------        ----------
Expenses before reimbursement and waiver from Adviser ............             5,001,059               27,342,315            27,163
Expense reimbursement and waiver from Adviser.....................                    --                       --            (2,918)
                                                                           -------------          ---------------        ----------
      Total expenses .............................................             5,001,059               27,342,315            24,245
                                                                           -------------          ---------------        ----------
Net investment income ............................................            26,030,330               52,640,029           120,737
                                                                           -------------          ---------------        ----------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Sale of investments ............................................            74,061,748            1,662,692,975             4,512
  Closed and expired options .....................................                    --               17,505,933                --
  Futures and forward foreign currency exchange contracts ........              (694,626)              11,320,742                --
  Foreign currency related transactions ..........................                    --               (4,659,375)               --
                                                                           -------------          ---------------        ----------
         Net realized gain on investments ........................            73,367,122            1,686,860,275             4,512
                                                                           -------------          ---------------        ----------
Net change in unrealized gain or loss on:
  Investments ....................................................            77,405,774             (576,944,714)         (319,363)
  Written options ................................................                    --               (1,812,459)               --
  Open futures and forward foreign currency exchange contracts ...               (87,669)               2,384,509                --
  Foreign currency related transactions ..........................                    --                  142,519                --
                                                                           -------------          ---------------        ----------
         Net change in unrealized gain or loss on investments ....            77,318,105             (576,230,145)         (319,363)
                                                                           -------------          ---------------        ----------
Net realized and change in unrealized gain (loss) on investments .           150,685,227            1,110,630,130          (314,851)
                                                                           -------------          ---------------        ----------
Net increase (decrease) in net assets resulting from operations ..          $176,715,557           $1,163,270,159         $(194,114)
                                                                           =============          ===============        ==========

See Notes to Financial Statements.

Growth and Income Portfolios
Statements of Changes in Net Assets
================================================================================


                                                                                                           Balanced
                                                                                          ------------------------------------------

                                                                                             Six Month
                                                                                           Period Ended               Year Ended
                                                                                           June 30, 1998             December 31,
                                                                                            (Unaudited)                  1997
                                                                                          ----------------          --------------
Operations:
Net investment income ........................................................            $   26,030,330            $   45,458,448
Net realized gain on investments .............................................                73,367,122               301,769,042
Net change in unrealized gain or loss on investments .........................                77,318,105               (42,021,326)
                                                                                          --------------            --------------
  Net increase in net assets resulting from operations .......................               176,715,557               305,206,164
                                                                                          --------------            --------------
Distributions to Shareholders:
From net investment income ...................................................                        --              (105,283,441)
From net realized gains ......................................................              (255,329,195)             (109,284,309)
                                                                                          --------------            --------------
  Decrease in net assets from distributions to shareholders ..................              (255,329,195)             (214,567,750)
                                                                                          --------------            --------------
Fund Share Transactions:
Proceeds from shares sold ....................................................                45,465,208                43,252,366
Net asset value of shares issued upon reinvestment of distributions ..........               255,329,195               214,567,750
Payments for shares redeemed .................................................               (35,576,484)              (70,446,645)
                                                                                          --------------            --------------
  Net increase in net assets from fund share transactions ....................               265,217,919               187,373,471
                                                                                          --------------            --------------
Net change in net assets .....................................................               186,604,281               278,011,885
Net Assets:
Beginning of period ..........................................................             1,642,053,557             1,364,041,672
                                                                                          --------------            --------------
End of period ................................................................            $1,828,657,838            $1,642,053,557
                                                                                          ==============            ==============
End of period net assets includes undistributed net investment income ........            $   26,030,330            $           --
                                                                                          ==============            ==============
Share Transactions:
Number of shares sold ........................................................                 2,656,900                 2,713,055
Number of shares issued upon reinvestment of distributions ...................                16,795,159                13,885,971
Number of shares redeemed ....................................................                (2,085,042)               (4,406,176)
                                                                                          --------------            --------------
  Net increase ...............................................................                17,367,017                12,192,850
                                                                                          ==============            ==============

See Notes to Financial Statements.

Growth and Income Portfolios
Statements of Changes in Net Assets (continued)
================================================================================


                                                                                                     Growth and Income
                                                                                         -------------------------------------------

                                                                                            Six Month
                                                                                           Period Ended                Year Ended
                                                                                          June 30, 1998               December 31,
                                                                                           (Unaudited)                    1997
                                                                                          --------------            ---------------
Operations:
Net investment income ........................................................            $    52,640,029           $   120,665,565
Net realized gain on investments .............................................              1,686,860,275             1,597,118,852
Net change in unrealized gain or loss on investments .........................               (576,230,145)              383,260,565
                                                                                          ---------------           ---------------
  Net increase in net assets resulting from operations .......................              1,163,270,159             2,101,044,982
                                                                                          ---------------           ---------------
Distributions to Shareholders:
From net investment income ...................................................                (50,005,513)             (130,095,758)
From net realized gains ......................................................               (143,293,336)           (1,737,875,271)
                                                                                          ---------------           ---------------
  Decrease in net assets from distributions to shareholders ..................               (193,298,849)           (1,867,971,029)
                                                                                          ---------------           ---------------
Fund Share Transactions:
Proceeds from shares sold ....................................................                 91,965,295               322,401,783
Net asset value of shares issued upon reinvestment of distributions ..........                193,227,011             1,867,325,252
Payments for shares redeemed .................................................               (216,765,928)             (188,771,990)
                                                                                          ---------------           ---------------
  Net increase in net assets from fund share transactions ....................                 68,426,378             2,000,955,045
                                                                                          ---------------           ---------------
Net change in net assets .....................................................              1,038,397,688             2,234,028,998
Net assets:
Beginning of period ..........................................................              9,188,259,494             6,954,230,496
                                                                                          ---------------           ---------------
End of period ................................................................            $10,226,657,182           $ 9,188,259,494
                                                                                          ===============           ===============
End of period net assets includes distributions in excess of net investment
  income .....................................................................            $    (1,413,189)          $    (4,047,705)
                                                                                          ===============           ===============
Share Transactions:
Number of shares sold ........................................................                  2,495,477                 8,739,687
Number of shares issued upon reinvestment of distributions ...................                  5,239,139                54,916,035
Number of shares redeemed ....................................................                 (6,002,044)               (5,175,087)
                                                                                          ---------------           ---------------
  Net increase ...............................................................                  1,732,572                58,480,635
                                                                                          ===============           ===============

See Notes to Financial Statements.

================================================================================


                                                                                                           Real Estate
                                                                                            ----------------------------------------

                                                                                              Six Month              Period From
                                                                                             Period Ended           December 15,
                                                                                            June 30, 1998              1997 to
                                                                                             (Unaudited)            December 31,
                                                                                                                        1997
                                                                                            -------------           -------------
Operations:
Net investment income ...........................................................            $  120,737             $   24,907
Net realized gain on investments ................................................                 4,512                     --
Net change in unrealized gain or loss on investments ............................              (319,363)               154,254
                                                                                             ----------             ----------
  Net increase (decrease) in net assets resulting from operations ...............              (194,114)               179,161
                                                                                             ----------             ----------
Distributions to Shareholders:
From net investment income ......................................................                    --                (26,250)
                                                                                             ----------             ----------
  Decrease in net assets from distributions to shareholders .....................                    --                (26,250)
                                                                                             ----------             ----------
Fund Share Transactions:
Proceeds from shares sold .......................................................               899,206              5,000,000
Payments for shares redeemed ....................................................               (20,801)                    --
                                                                                             ----------             ----------
  Net increase in net assets from fund share transactions .......................               878,405              5,000,000
                                                                                             ----------             ----------
Net change in net assets ........................................................               684,291              5,152,911
Net Assets:
Beginning of period .............................................................             5,152,911                     --
                                                                                             ----------             ----------
End of period ...................................................................            $5,837,202             $5,152,911
                                                                                             ==========             ==========
End of period net assets includes undistributed (distributions in excess of) net
  investment income .............................................................            $  118,435             $   (2,302)
                                                                                             ==========             ==========
Share Transactions:
Number of shares sold ...........................................................                90,853                500,000
Number of shares redeemed .......................................................                (2,071)                    --
                                                                                             ----------             ----------
  Net increase ..................................................................                88,782                500,000
                                                                                             ==========             ==========

See Notes to Financial Statements.

Growth & Income Funds
Notes to Financial Statements (continued)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1.  Organization

The Statements contained herein refer to Aetna Balanced Fund VP, Inc. (Balanced, formerly Aetna Investment Advisers Fund, Inc.), Aetna Variable Fund d/b/a Aetna Growth and Income VP (Growth and Income), and Aetna Real Estate Securities VP (Real Estate), a portfolio of Aetna Variable Portfolios, Inc. (Variable Portfolios).

Growth and Income was organized under the laws of Massachusetts on January 25, 1984. Balanced was incorporated under the laws of Maryland on December 14, 1988. Variable Portfolios was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation of Variable Portfolios permit it to offer separate portfolios, each of which has its own investment objective, policies and restrictions. Variable Portfolios currently offers eleven separate portfolios, including Real Estate. Growth and Income, Balanced and Variable Portfolios (each a Fund) are each registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Fund's investment objective:

      Balanced seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.

      Growth and Income seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

      Real Estate seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).

Shares in the Funds are currently sold to Aetna Life Insurance and Annuity Company (ALIAC), an Aetna Life Insurance Separate Account, and in the case of Growth and Income, to existing shareholders through reinvestment of distributions. ALIAC's shares are allocated to certain of its variable life/annuity accounts. At June 30, 1998, ALIAC's separate accounts and affiliates held all of Balanced's and Variable Portfolios' shares outstanding and 99.6% of Growth and Income's shares outstanding.

Effective May 1, 1998, Aeltus Investment Management, Inc. (Aeltus) became the Investment Adviser to the Funds. Prior to May 1, 1998, ALIAC acted as Investment Adviser and Aeltus served as Sub-Adviser to the Funds. ALIAC serves as the principal underwriter to each Fund. Aeltus and ALIAC are both wholly-owned subsidiaries of Aetna Retirement Holdings, Inc., and are indirect wholly owned subsidiaries of Aetna Inc.

2.  Summary of Significant Accounting Policies

The accompanying financial statements of each Fund have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of each Fund.

A.  Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees.

--------------------------------------------------------------------------------

The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B.  Options Contracts

The Funds may purchase and write (sell) call and put options, including options on securities, indices and futures. Call options on securities may be written only if covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying Financial Statements.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C.  Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds "sell" futures contracts as a hedge against declines in the value of portfolio securities. The Funds may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange

--------------------------------------------------------------------------------

C.  Futures and Forward Foreign Currency Exchange Contracts (continued)

contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D.  Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold pursuant to Rule 144A and
Section 4(2) of the Securities Act of 1933 (1933 Act), and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E.  Federal Income Taxes

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

F.  Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

G. Other

Investment transactions are accounted for on the day following the trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3.  Investment Advisory and Administrative Services Fees

Effective May 1, 1998, Aeltus became the Investment Adviser and Administrator to the Fund. Prior to that time, ALIAC acted as Investment Adviser and Administrator to the Fund and Aeltus acted as Sub-Adviser to the Fund.

As Investment Adviser, Aeltus (ALIAC prior to May 1, 1998) is paid a monthly fee expressed as a percentage of the average daily net assets of each Fund. Below are each Fund's Investment Advisory fees as of June 30, 1998:

                                       Advisory
                                          Fee
                                       --------
Balanced                                 0.50%
Growth and Income                        0.50%
Real Estate                              0.75%

--------------------------------------------------------------------------------

Prior to May 1, 1998, ALIAC served as Investment Adviser and Aeltus served as the Sub-Adviser to the Funds. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period January 1, 1998 through April 30, 1998, ALIAC collected $18,785,089 from the Funds, of which it paid $10,478,415 to Aeltus.

Effective May 1, 1998, each Fund pays expenses incurred in exchange for services provided by auditors, legal firms, transfer agents, custodian banks and financial printers. Each Fund pays its proportionate share of compensation paid to the Fund's Board of Directors/Trustees and its proportionate share of insurance premiums of the Fund. Each Fund pays its direct costs incurred to mail shareholder reports, register its shares with the Securities Exchange Commission and any other costs incurred by the Funds. In addition, each Fund pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Funds' other service providers. Each Fund pays Aeltus an administrative services fee at an annual rate based on average daily net assets of the Funds. The rate is 0.075% on the first $5 billion in Fund assets and 0.050% on all Fund assets over $5 billion.

Prior to May 1, 1998, ALIAC acted as Administrator to the Fund. As Administrator, ALIAC paid all the expenses of the Funds on behalf of the Funds, supervised the Funds' other service providers and provided the Funds with certain administrative and shareholder services. In exchange for these services, ALIAC received an administrative services fee at an annual rate of up to 0.20% of each portfolio's average daily net assets. For the period January 1, 1998 through April 30, 1998, ALIAC collected $2,369,275 in administrative services fees from the Funds.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund in exchange for fees, payable by Aeltus, of up to 0.375% of the Funds average daily net assets. For the period May 1, 1998 through June 30, 1998, Aeltus paid ALIAC $4,986,517.

4.  Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 1998 were:

                             Cost of Purchases     Proceeds from Sales
                             -----------------     -------------------
Balanced                     $  468,228,822          $  509,169,326
Growth and Income             7,893,490,656           7,862,468,157
Real Estate                       2,338,774               1,499,029

5.  Reimbursement from Investment Adviser

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return. For the period ended June 30, 1998, the Investment Adviser reimbursed Real Estate in the amount of $2,918.

6.  Options

All Funds may use options. For the period ended June 30, 1998, the following reflects the call and put activity:

                                                            Call Options Written
                                             -------------------------------------------------
                                               Number of      Deferred Premium     Realized
      Growth and Income                        Contracts          Received        Gain/(Loss)
                                             -------------------------------------------------
      Outstanding December 31, 1997........     1,000          $   234,492        $     --
        Written............................    13,886           21,674,117              --
        Closed.............................    (6,536)          (9,816,817)        9,585,981
        Expired............................      --                   --                --
        Exercised..........................     (1000)            (234,492)             --
                                             -------------------------------------------------
      Outstanding June 30, 1998............     7,350          $11,857,300       $ 9,585,981
                                             =================================================


                                                             Put Options Written
                                             -------------------------------------------------
                                               Number of      Deferred Premium     Realized
      Growth and Income                        Contracts          Received        Gain/(Loss)
                                             -------------------------------------------------
      Outstanding December 31, 1997........     1,220          $ 2,060,767       $      --
        Written............................     2,020            2,741,848              --
        Closed.............................    (2,440)          (3,765,050)           (6,580)
        Expired............................      --                   --                --
        Exercised..........................      --                   --                --
                                             -------------------------------------------------
      Outstanding June 30, 1998............       800          $ 1,037,565        $   (6,580)
                                             =================================================

                                                            Call Options Purchased
                                             -------------------------------------------------
                                               Number of         Premium            Realized
      Growth and Income                        Contracts           Paid            Gain/(Loss)
                                             -------------------------------------------------
      Outstanding December 31, 1997........     1,220          $ 2,865,914       $      --
        Written............................     2,020            4,130,060              --
        Closed.............................    (1,220)          (2,865,914)        2,879,484
        Expired............................    (1,220)          (2,687,660)       (2,687,660)
        Exercised..........................      --                   --                --
                                             -------------------------------------------------
      Outstanding June 30, 1998............       800          $ 1,442,400       $   191,824
                                             =================================================

                                                            Put Options Purchased
                                             -------------------------------------------------
                                               Number of         Premium            Realized
      Growth and Income                        Contracts           Paid            Gain/(Loss)
                                             -------------------------------------------------
      Outstanding December 31, 1997........      --            $      --         $      --
        Written............................    12,672           17,290,997              --
        Closed.............................    (5,786)          (7,119,814)        7,734,708
        Expired............................      --                   --                --
        Exercised..........................      --                   --                --
                                             -------------------------------------------------
      Outstanding June 30, 1998............     6,886          $10,171,183       $ 7,734,708
                                             =================================================

7.  Forward Foreign Currency Exchange Contracts

At June 30, 1998, Growth and Income had open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized gain of $1,458,107 on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:


      Growth and Income
      -----------------

      Exchange           Currency to       U.S. $ Value        Currency to        U.S. $ Value    Unrealized
        Date             be Delivered     June 30, 1998        be Received       June 30, 1998    Gain (Loss)
      --------           ------------     -------------        -----------       -------------    -----------
      Contracts to Buy
      ----------------
      7/3/98               742,136           $742,136           1,224,000            $746,096        $3,960
                         U.S. Dollar                        Australian Dollar
      ------------------------------------------------------------------------------------------------------
      7/20/98           12,344,109         12,344,109           7,408,051          12,348,974         4,865
                         U.S. Dollar                          British Pound
      ------------------------------------------------------------------------------------------------------
      8/24/98            2,514,098          2,514,098           5,087,000           2,509,950        (4,148)
                       U.S. Dollar                          Dutch Guilder
      ------------------------------------------------------------------------------------------------------
      8/24/98               86,351             86,351            176,000               86,839           488
                         U.S. Dollar                          Dutch Guilder
      ------------------------------------------------------------------------------------------------------
      7/9/98             1,476,169          1,476,169           2,676,000           1,478,698         2,529
                         U.S. Dollar                       German Deutschemark
      ------------------------------------------------------------------------------------------------------
      2/19/99              238,738            238,738           1,900,000             244,890         6,152
                         U.S. Dollar                        Hong Kong Dollar
      ------------------------------------------------------------------------------------------------------
      7/27/98            1,642,912          1,642,912          230,070,000          1,660,568        17,656
                         U.S. Dollar                          Japanese Yen
      ------------------------------------------------------------------------------------------------------
      9/17/98              441,145            441,145           61,950,000            451,143         9,998
                         U.S. Dollar                          Japanese Yen
      ------------------------------------------------------------------------------------------------------
      7/1/98               175,809            175,809           1,398,000             175,529          (280)
                         U.S. Dollar                          Swedish Krona
      ------------------------------------------------------------------------------------------------------

      Contracts to Sell
      -----------------
      7/2/98             1,368,000          2,278,358           2,281,728           2,281,728         3,370
                        British Pound                          U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/7/98               238,000            396,480             396,270             396,270          (210)
                        British Pound                          U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/20/98            7,048,051         12,348,974          12,011,799          12,011,799      (337,175)
                        British Pound                          U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/1/98             3,487,000          1,706,494           1,722,869           1,722,869        16,375
                        Dutch Guilder                          U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/6/98               439,000            215,086             214,743             214,743          (343)
                        Dutch Guilder                          U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      5/14/98           13,420,000          6,596,069           6,730,528           6,730,528       134,459
                        Dutch Guilder                          U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      8/24/98            6,396,600          3,156,114           3,189,052           3,189,052        32,938
                        Dutch Guilder                          U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/6/98             1,372,000            249,313             248,672             248,672          (641)
                       Finnish Markka                          U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/6/98               857,000            141,261             141,838             141,838           577
                       French Francs                           U.S. Dollar
      ------------------------------------------------------------------------------------------------------

      Growth and Income (continued)
      -----------------------------

      Exchange           Currency to       U.S. $ Value        Currency to        U.S. $ Value    Unrealized
        Date             be Delivered     June 30, 1998        be Received       June 30, 1998    Gain (Loss)
      --------           ------------     -------------        -----------       -------------    -----------
      Contracts to Sell (continued)
      -----------------------------
      7/15/98             60,473,300       $9,988,239          $10,149,027          $10,149,027     $160,788
                         French Francs                         U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      8/21/98            132,169,600       21,935,431          21,813,765            21,813,765     (121,666)
                         French Francs                         U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/1/98              5,352,000         2,952,176          2,950,874              2,950,874       (1,302)
                      German Deutschemark                      U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/9/98              27,208,000       15,034,536          14,870,620            14,870,620     (163,916)
                      German Deutschemark                      U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/9/98               386,000            213,295          217,094                  217,094        3,799
                      German Deutschemark                      U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      8/3/98              24,200,600       13,438,457          13,703,624            13,703,624      265,167
                      German Deutschemark                      U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      2/19/99             25,090,000        3,233,839          3,145,293              3,145,293      (88,546)
                       Hong Kong Dollar                        U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/7/98               2,828,000        3,932,268          3,920,456              3,920,456      (11,812)
                         Irish Punt                            U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/6/98              77,440,000          549,524          545,794                  545,794       (3,730)
                        Japanese Yen                           U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/27/98           2,510,465,000      18,119,691          19,454,710            19,454,710    1,335,019
                        Japanese Yen                           U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/27/98            571,540,000        4,125,183          4,089,770              4,089,770      (35,413)
                        Japanese Yen                           U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      8/26/98           3,138,540,000      22,788,025          23,373,282            23,373,282      585,257
                        Japanese Yen                           U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      9/17/98           2,499,011,000      18,198,747          17,310,966            17,310,966     (887,781)
                        Japanese Yen                           U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/1/98              137,880,000         896,204          902,031                  902,031        5,827
                        Spanish Peseta                         U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/6/98              350,690,000       2,281,378          2,277,356              2,277,356       (4,022)
                        Spanish Peseta                         U.S. Dollar
      ------------------------------------------------------------------------------------------------------
      7/2/98              23,746,000       15,571,315          16,101,183            16,101,183      529,868
                         Swiss Franc                           U.S. Dollar
      ------------------------------------------------------------------------------------------------------
                                                                                                  $1,458,107
                                                                                                 ===========

Growth and Income Portfolios
Financial Highlights
Balanced
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                 Six Month
                                               Period Ended    Year Ended   Year Ended     Year Ended    Year Ended    Year Ended
                                               June 30, 1998  December 31,  December 31,  December 31,   December 31,  December 31,
                                                (Unaudited)      1997          1996          1995+          1994+         1993+
                                               -------------  ------------  -----------   ------------   -----------  -----------
Net asset value, beginning of period ..........   $16.033       $15.118      $14.502       $12.226        $12.798       $12.066
                                                  -------       -------      -------       -------        -------       -------
Income from investment operations:
  Net investment income .......................     0.217         0.499        0.469         0.539          0.480         0.441
  Net realized and change in unrealized gain
    or loss on investments .....................    1.493         2.731        1.585         2.737         (0.532)        0.741
                                                  -------       -------      -------       -------        -------       -------
        Total from investment operations ......     1.710         3.230        2.054         3.276         (0.052)        1.182
                                                  -------       -------      -------       -------        -------       -------
Less distributions:
  From net investment income ..................        --        (1.100)      (0.350)       (0.670)        (0.451)       (0.440)
  From net realized gains on investments ......    (2.477)       (1.215)      (1.088)       (0.330)        (0.069)       (0.010)
                                                  -------       -------      -------       -------        -------       -------
        Total distributions ...................    (2.477)       (2.315)      (1.438)       (1.000)        (0.520)       (0.450)
                                                  -------       -------      -------       -------        -------       -------
Net asset value, end of period ................   $15.266       $16.033      $15.118       $14.502        $12.226      $ 12.798
                                                  =======       =======      =======       =======        =======      ========

Total return* .................................     10.73%        22.49%       15.17%        27.23%         (0.35)%        9.90%
Net assets, end of period (millions) ..........   $ 1,829       $ 1,642      $ 1,364       $ 1,196        $   958      $    920
Ratio of total expenses to average net assets .      0.58%(1)      0.58%        0.45%         0.31%          0.32%         0.31%
Ratio of net investment income to average net
  assets ......................................      3.02%(1)      3.01%        3.21%         3.96%          3.83%         3.53%
Portfolio turnover rate .......................     32.65%       112.03%      107.80%       141.21%        112.05%        24.71%
Average commission rate paid per share on
  equity securities traded ....................   $0.0558       $0.0535      $0.0576            --            --            --

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.



See Notes to Financial Statements.

Growth and Income Portfolios
Financial Highlights (continued)
Growth and Income
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                   Six Month
                                                  Period Ended
                                                    June 30,    Year Ended   Year Ended     Year Ended    Year Ended    Year Ended
                                                      1998     December 31,  December 31,   December 31,  December 31,  December 31,
                                                  (Unaudited)      1997         1996           1995+         1994+         1993+
                                                  ----------- ------------- -------------- ------------- ------------- ------------
Net asset value, beginning of period ...........    $33.635      $ 32.391      $29.055       $ 26.229       $31.245       $31.602
                                                    --------     ---------     --------      ---------      --------      --------
Income from investment operations:
  Net investment income ........................      0.195         0.544        0.651          0.724         0.765         0.822
  Net realized and change in unrealized gain or
    loss on investments ........................      4.086         8.939        6.446          7.620        (1.071)        1.287
                                                    --------     ---------     --------      ---------      --------      --------
        Total from investment operations .......      4.281         9.483        7.097          8.344        (0.306)        2.109
                                                    --------     ---------     --------      ---------      --------      --------
Less distributions:
  From net investment income ...................     (0.185)       (0.578)      (0.733)        (0.723)       (0.811)       (0.814)
  From net realized gains on investments .......     (0.531)       (7.661)      (3.028)        (4.795)       (3.899)       (1.652)
                                                    --------     ---------     --------      ---------      --------      --------
        Total distributions ....................     (0.716)       (8.239)      (3.761)        (5.518)       (4.710)       (2.466)
                                                    --------     ---------     --------      ---------      --------      --------
Net asset value, end of period .................    $37.200      $ 33.635      $32.391       $ 29.055       $26.229       $31.245
                                                    ========     =========     ========      =========      ========      ========

Total return* ..................................      12.75%        29.89%       24.46%         32.25%        (0.96)%        6.74%
Net assets, end of period (millions) ...........    $10,227      $  9,188      $ 6,954       $  5,662       $ 4,424       $ 4,988
Ratio of total expenses to average net assets ..       0.56%(1)      0.56%        0.43%          0.29%         0.30%         0.29%
Ratio of net investment income to average net
  assets .......................................       1.08%(1)      1.46%        2.02%          2.42%         2.52%         2.57%
Portfolio turnover rate ........................      85.07%       107.01%       85.03%         96.63%        84.27%        25.22%
Average commission rate paid per share on
  equity securities traded .....................    $0.0503      $ 0.0397      $0.0418             --            --            --

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financial Statements.

Real Estate
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                       Six Month
                                                                                     Period Ended            Period From
                                                                                     June 30, 1998      December 15, 1997 to
                                                                                      (Unaudited)         December 31, 1997
                                                                                    ----------------    ----------------------
Net asset value, beginning of period .............................................     $ 10.306               $ 10.000
                                                                                       ---------              ---------
Income from investment operations:
  Net investment income ..........................................................        0.206                  0.050
  Net realized and change in unrealized gain or loss on investments ..............       (0.598)                 0.309
                                                                                       ---------              ---------
        Total from investment operations .........................................       (0.392)                 0.359
                                                                                       ---------              ---------
Less distributions:
  From net investment income .....................................................           --                 (0.053)
                                                                                       ---------              ---------
        Total distributions ......................................................           --                 (0.053)
                                                                                       ---------              ---------
Net asset value, end of period ...................................................     $  9.914               $ 10.306
                                                                                       =========              =========

Total return* ....................................................................        (3.88)%                 3.59%
Net assets, end of period (000's) ................................................     $  5,837               $  5,153
Ratio of total expenses to average net assets ....................................         0.95%(1)               0.95%(1)
Ratio of net investment income to average net assets .............................         4.75%(1)               9.99%(1)
Ratio of net expense before reimbursement and waiver to average net assets .......         1.07%(1)                 --
Ratio of net investment income before reimbursement and waiver to average net
  assets .........................................................................         4.63%(1)                 --
Portfolio turnover rate ..........................................................        29.38%                    --
Average commission rate paid per share on equity securities traded ...............     $ 0.0525               $ 0.0448

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.


See Notes to Financial Statements.

----------------------------------[LINE CHART]----------------------------------
                                                                   Aetna Bond VP
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                  June 30, 1998*

              1 Year    5 Year    10 Year
              ------    ------    -------
               9.28%     6.51%      9.02%

                                   Jan-88
Aetna Bond VP                      10,000    10,763    12,331    13,458    16,075    18,944    18,205    21,526
Lehman Brother Aggregate
  Bond Index                       10,000    10,789    12,357    13,464    16,774    18,409    17,872    21,173


                                                                                               Jun-98

Aetna Bond VP                      22,299    22,241    22,959    23,733    24,152    24,546    25,089
Lehman Brother Aggregate
  Bond Index                       21,941    21,818    22,619    23,370    24,059    24,430    25,001


--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

                                  Aetna Bond VP

How did the Fund perform during the period?

Aetna Income Shares d/b/a Aetna Bond VP (Bond) generated a total return of 3.89%, net of fund expenses, for the six month period ended June 30, 1998. The Lehman Brothers Aggregate Bond Index(a) returned 3.93% during the same period. When compared against the Morningstar, Inc. universe of variable annuity intermediate-term bond funds, the Fund ranked in the top 75% (out of 249 funds), 59% (out of 167 funds) and 47% (out of 105 funds) for the past one, five and ten year periods ended June 30, 1998, respectively.

What economic or financial market conditions impacted the Fund?

The first half of 1998 marked a period of change and adjustment for many of the world's economies. The equity markets of Europe responded strongly to signs of economic growth as these countries emerged from a period of restrictive fiscal policies designed to meet European Monetary Unit targets. On the other hand, Asian equity and currency markets remained volatile. Pledged support from the International Monetary Fund (IMF) provided some relief and stability to the region, but was short lived. The yen fell sharply in response to Japan's inability to successfully address problems with its banking system and revive its downtrodden economy. The yen reached a low of 146.14 versus the U.S. dollar before coordinated intervention efforts in mid-June reversed part of the decline. Even so, the yen has lost 6.3% of its value against the dollar since the beginning of the year.

The U.S. Treasury market continued to benefit from the turmoil in Asia and the liquidity crisis in Russia. Although domestic growth remained strong, the ensuing flight to safety pushed interest rates lower. The yield on 30-year Treasury bonds fell to a new low of 5.57% in mid-June. Lower commodity prices along with the lack of corporate pricing power have kept inflation in check. The yield curve flattened further as monetary policy remained on hold and inflation risk premiums declined. The yield differential between 2-year Treasury notes and 30-year Treasury bonds stood at a mere 0.15% at the end of June.

Lower interest rates spurred on housing activity and near record volume of new corporate issuance. Concerns over accelerated prepayment activity widened mortgages spreads while supply weighed heavily on corporate bond spreads. Supply factors also dominated the domestic high yield market in the second quarter as the increase in credit risk premiums eroded part of first quarter's outperformance.

What investments influenced the Fund's performance over the past six months?

Long Treasury and agency securities that were added to extend the duration posture of the Fund contributed to overall returns. Benefits were also derived from the maturity barbell structure of the portfolio holdings as the yield curve flattened over the period. Sector allocations provided mixed results. The underweight mortgage exposure contributed to relative




88  See Definition of Indices.

performance while an overweight allocation to the corporate sector detracted from performance as yield spread differentials widened for both sectors.

Merger and consolidation activity provided some benefits to the Fund's holdings in the cable and media industries. Considerably wider spreads in the REIT sector provided an attractive entry level. The Fund's purchases of these securities added incremental returns as spreads narrowed from new issue levels. The Fund opportunistically reduced its holdings of Yankee* and foreign bonds when spreads narrowed in response to IMF support to Korea, Indonesia and Thailand. The results from the high yield holdings were disappointing as spreads widened with supply concerns.

What is your outlook going forward?

We are of the opinion that interest rates will remain consistent over the next several months. The strong 5.4% Gross Domestic Product (GDP) growth in the first quarter is not likely to be sustained. Factors that lead to an economic slowdown are in place. Trade impact from Asia will have a dampening effect on U.S. growth as the economic slump across Asia grows both wider and deeper. Export growth has already shown signs of collapsing. The drop in final sales should lead to an inventory correction as firms reduce stockpiles from the first quarter. While this should bode well for the U.S. bond market in the near term, we are less optimistic longer term. A faster than expected rebound in Asia will refocus attention on economic fundamentals. Strong domestic demand, high consumer confidence levels and tight labor markets could still provide the underpinnings for higher yield levels later this year.

* Yankee bonds are bonds issued by foreign corporations denominated in U.S. dollars and sold in the United States.

Quality Ratings                                   % of Portfolio
  AAA                                                 60.3%
  AA                                                   4.8%
  A                                                   10.7%
  BBB                                                  8.2%
  BB                                                   5.2%
  B                                                    4.4%
  CCC                                                  0.8%
  N/R                                                  5.6%



Maturity Distribution                             % of Portfolio
  0- 1 years                                          26.9%
  1- 5 years                                          20.1%
  5-10 years                                          10.8%
 10-20 years                                          12.8%
 20 +  years                                          29.4%

----------------------------------[LINE CHART]----------------------------------
                                                             Aetna High Yield VP
                                                               Growth of $10,000
Average Total Returns for the Period Ended
              June 30, 1998*

            Since Inception+
            ----------------
                 8.73%

                                                Dec-97                        Jun-98
Aetna High Yield VP                             10,000    10,150    10,813    10,872
Merrill Lynch High Yield Master Trust Index     10,000    10,058    10,337    10,511

--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.
+ The Portfolio commenced investment operations on December 10, 1997.

                               Aetna High Yield VP

How did the Portfolio perform during the period?

Aetna High Yield VP (High Yield) generated a total return of 7.12%, net of fund expenses, for the six month period ended June 30, 1998. The Merrill Lynch High Yield Master Trust Index(b) returned 4.51% during the same period.

What economic or financial market conditions impacted the Portfolio?

Outperformance represents overweighting in the single B and telecommunications sectors, which have outperformed over this period. This was offset somewhat by underperformance in the transportation sector and recent underperformance in the deferred coupon sector.

What investments influenced the Portfolio's performance over the past six months?

The high yield market widened approximately 0.50% during the second quarter, due to extremely heavy issuance of new securities, concerns over Asia, and declines in mutual fund inflows. The market could widen further near-term as new supply continues to be strong, but we believe high yield bonds offer strong relative value versus other fixed income assets and equities in this environment. Excluding cyclicals and Southeast Asian sectors, we would view further widening as a compelling buying opportunity.

What is your outlook going forward?

Given the relatively strong economic fundamentals and low interest rate environment, high yield credits should continue to do well, and we would look for opportunities to add to strong credits at wider spreads. We continue to like single B's when priced appropriately, as well as the high growth telecommunications sector.

High yielding fixed income securities are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed income securities.


90  See Definition of Indices.

Quality Ratings                                  % of Portfolio
  B                                                   70.2%
  CCC                                                  9.9%
  N/R                                                 19.9%



Maturity Distribution                            % of Portfolio
   0- 1 years                                         6.3%
   1- 5 years                                         5.6%
   5-10 years                                         81.6%
  10-20 years                                          6.5%

----------------------------------[LINE CHART]----------------------------------
                                                           Aetna Money Market VP
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                  June 30, 1998*

              1 Year    5 Year    10 Year
              ------    ------    -------
              5.52%     5.04%     5.87%

                                   Jan-88
Aetna Money Market VP              10,000    10,753    11,762    12,755    13,588    14,086    14,535    15,127
IBC/Donoghue Public Money
  Market Funds                     10,000    10,685    11,596    12,473    13,167    13,606    13,970    14,485


                                                                                                         Jun-98
Aetna Money Market VP,            16,042    16,903    17,115    17,349    17,587    17,828    18,067     18,307
IBC/Donoghue Public Money
  Market Funds                    15,260    15,997    16,188    16,385    16,587    16,792    17,002     17,211


--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna. An investment in this Fund is neither insured nor guaranteed by the United States Government.

                              Aetna Money Market VP

How did the Fund perform during the period?

Aetna Variable Encore Fund d/b/a Aetna Money Market VP (Money Market) generated a total return of 2.68%, net of fund expenses, for the six month period ended June 30, 1998. The Fund outperformed the IBC's Money Funds Report Average/All Taxable Index(c) which returned 2.49%. As of June 30, 1998, the Fund reported a 7-day yield of 5.38% with an average weighted maturity of 52 days. When compared against the Morningstar, Inc. universe of variable annuity money market funds, the Fund ranked in the top 20% (out of 300 funds), 13% (out of 238 funds) and 13% (out of 173 funds) for the past one, five and ten year periods ended June 30, 1998, respectively.

What economic or financial market conditions impacted the Fund?

The Federal Reserve has held monetary policy steady in the first half of the year despite a tight labor market, strong housing activity and money supply growth. Attention instead has been focused on the deflationary events in Asia and the potential impact on global economic activity. Interest rates fell over the period as investors sought the safe haven of the U.S. Treasury market. The Treasury bill curve steepened as yields on 3 month bills fell by 0.25% while 12 month bill yields were only 0.11% lower.

Credit spreads widened in response to the large volume of new issuance in the second quarter. Merger and acquisition activity also contributed to the supply of commercial paper that dominated the market. Active securitization of loan portfolios by finance companies also added asset-backed issuance to the supply.

What investments influenced the Fund's performance over the past six months?

The Fund increased its allocation to asset-backed securities to take advantage of the attractive yields offered as a result of supply technicals. Sizable holdings in floating rate securities also contributed to returns. London Interbank Offered Rate (LIBOR) based floaters were particularly attractive as LIBOR rates held relatively steady while other short term indices fell in yield. Yankee CDs were added to the portfolio mix as the pressure on Japanese banks caused a generally widening in all foreign bank paper.

What is your outlook going forward?

We believe that monetary policy will remain unchanged for the balance of the year. Federal Reserve Chairman Greenspan has indicated that he believes slower domestic growth, continued Asian weakness, and soft commodity prices will keep U.S. inflation in check. Domestic demand overpowered the external drag on the economy in the first part of the year and moved the Federal Reserve to a tightening bias. However, the collapse of export growth to Asia and an inventory overhang



92  See Definition of Indices.

will take a toll on U.S. growth going forward. Domestic demand remains strong and the degree to which it is likely to offset some of this weakness will determine how the economy performs for the rest of the year.

Quality Ratings*                                 % of Portfolio
 Tier 1                                              100.0%
 Tier 2                                                --



Maturity Distribution                            % of Portfolio
  1- 30 days                                          48.5%
 31- 60 days                                          12.4%
 61- 90 days                                           8.2%
 91-120 days                                           3.6%
121-180 days                                           1.8%
181-397 days                                          25.5%

* Tier 1 securities are securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security or comparable unrated securities. Tier 2 securities are securities that are not rated as Tier 1.

Definition of Indices

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(b) The Merrill Lynch High Yield Master Trust Index is an unmanaged, broad gauge of the high yield bond market and does not take into account any fees and expenses of the individual securities that it tracks.

(c) IBC's Money Funds Report Average/All Taxable Index (IBC) is an average of the returns of over 250 money market mutual funds surveyed each month by IBC.

Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Bond
--------------------------------------------------------------------------------

                                                      Principal         Market
                                                       Amount           Value
                                                      ---------      -----------
LONG-TERM BONDS AND NOTES (83.8%)
U.S. Government and Agency Obligations (45.9%)

Agency Mortgage-Backed Securities (17.8%)
Federal National Mortgage
  Association, Zero Coupon, 06/25/19 .............  $   259,344     $    255,005
Federal National Mortgage
  Association, 6.50%, 11/01/19* ..................   15,000,000       14,943,750
Federal National Mortgage
  Association, 7.00%, 08/01/25 - 05/01/28 ........   27,270,905       27,674,337
Federal National Mortgage
  Association, 7.50%, 07/14/27* ..................   15,000,000       15,389,063
Federal National Mortgage
  Association, 8.00%, 07/14/27* ..................   10,000,000       10,353,125
Government National Mortgage
  Association, 6.50%, 01/01/20* ..................   15,000,000       14,971,875
Government National Mortgage
  Association, 7.00%, 04/15/26 - 05/01/28* .......   19,040,506       19,355,609
Government National Mortgage
  Association, 7.50%, 02/01/26* ..................   10,000,000       10,281,250
Government National Mortgage
  Association, 10.00%, 10/15/09 - 01/15/21  ......    6,397,615        6,993,390
Government National Mortgage
  Association, 10.50%, 02/15/13 - 01/15/21 .......    7,131,333        7,817,721
Government National Mortgage
  Association, 11.00%, 02/15/10 ..................       28,415           31,123
                                                                    ------------
                                                                     128,066,248
                                                                    ------------
U.S. Government Agency Obligations (3.7%)
Federal National Mortgage
  Association, 5.75%, 04/15/03** .................   13,000,000       13,036,563
Federal National Mortgage
  Association, 6.00%, 05/15/08 ...................    5,000,000        5,093,705
Small Business Administration
  92-20K, 7.55%, 11/01/12 ........................    7,926,350        8,367,055
                                                                     -----------
                                                                      26,497,323
                                                                     -----------

U.S. Treasuries (24.4%)
U.S. Treasury Bond, 6.13%, 11/15/27*** ...........   26,500,000       28,400,482
U.S. Treasury Bond, 6.38%, 08/15/27 ..............    6,000,000        6,590,595
U.S. Treasury Bond, 6.63%, 02/15/27 ..............   21,000,000       23,720,183
U.S. Treasury Bond, 10.38%, 11/15/12** ...........   10,000,000       13,392,163
U.S. Treasury Note, 5.75%, 11/30/02 ..............   10,000,000       10,084,363
U.S. Treasury Note, 6.25%, 05/31/00 ..............   20,000,000       20,265,525
U.S. Treasury Note, 6.25%, 04/30/01 ..............   15,000,000       15,281,194
U.S. Treasury Note, 6.50%, 05/31/01 ..............   15,000,000       15,386,644
U.S. Treasury Note, 6.63%, 03/31/02 ..............    6,000,000        6,215,618
U.S. Treasury Note, 6.88%, 07/31/99 ..............   10,000,000       10,140,663
U.S. Treasury Note, 6.88%, 03/31/00*** ...........   25,000,000       25,558,657
                                                                     -----------
                                                                     175,036,087
                                                                     -----------
Total U.S. Government and Agency
  Obligations (cost $322,998,619)                                    329,599,658
                                                                     -----------

                                                     Principal          Market
                                                      Amount            Value
                                                    ----------        ---------
Corporate Bonds (36.3%)

Electric and Telephone Bonds (2.7%)
Comcast Cellular, 9.50%, 05/01/07 ............     $  5,000,000     $  5,187,500
Level 3 Communications, 9.13%, 05/01/08++ ....        5,600,000        5,446,000
McLeod USA, Inc., 8.38%, 03/15/08 ............        4,800,000        4,812,000
Worldcom, Inc., 8.88%, 01/15/06 ..............        3,689,000        4,016,620
                                                                    ------------
                                                                      19,462,120
                                                                    ------------

Financial Bonds (14.6%)
American General, 8.13%, 08/15/09 ............       10,000,000       11,380,100
Associates Corp. N.A., 7.95%, 02/15/10**......       15,000,000       17,050,349
Bayerische Landesbank, 6.25%, 03/15/00 .......       12,000,000       12,072,480
EOP Operating L.P., 6.38%, 02/15/03++ ........        4,200,000        4,182,150
First Empire Capital Trust II, 8.28%, 06/01/27        7,150,000        7,893,922
Ford Motor Credit Corp., FRN,
  5.95%, 02/22/99** ..........................       15,000,000       15,034,216
General Electric Capital Corp.,
  8.63%, 06/15/08*** .........................       10,000,000       11,942,650
HSBC America, 7.81%, 12/15/26++ ..............        6,500,000        6,764,940
Simon DeBartolo Group LP, 6.63%, 06/15/03++ ..        7,000,000        6,975,500
Zurich Capital Trust, 8.38%, 06/01/37++.......       10,500,000       11,655,525
                                                                    ------------
                                                                     104,951,832
                                                                    ------------

Foreign and Supranationals (10.3%)
Globo Communicacoes, 10.63%, 12/05/08++ ......        3,750,000        3,318,750
Hutchison Whampoa Financial, 6.95%,
  08/01/07++ .................................        7,500,000        6,476,550
Inter-American Development Bank,
  12.25%, 12/15/08 ...........................        7,775,000       11,565,857
International Bank For Reconstruction
  & Development, 9.25%, 07/15/17** ...........       11,000,000       15,068,460
Panama (Republic of), 7.88%, 02/13/02++ ......        7,632,000        7,498,440
Rogers Cablesystem, 10.00%, 03/15/05 .........        8,500,000        9,456,250
Skanidinavinska Enskilda Bank,
  6.69%, 06/29/49 ............................        5,000,000        5,062,500
Svenska Handlesbanken, 6.19%, 03/29/49 .......       10,000,000       10,087,500
Telewest Plc, 11.00%, 10/01/07 ...............        6,850,000        5,659,813
                                                                    ------------
                                                                      74,194,120
                                                                    ------------

Other Public Corporate Bonds (8.7%)
Echostar Satellite Broadcast, Zero
  Coupon, 03/15/04 ...........................        4,950,000        4,560,188
Enron Oil  & Gas, 6.50%, 12/01/07 ............        8,000,000        8,087,600
Hvide Marine Inc., 8.38%, 02/15/08 ...........        6,000,000        5,730,000
PSINET, Inc., 10.00%, 02/15/05 ...............        5,050,000        5,151,000
Sun International Hotels, 9.00%, 03/15/07 ....        5,000,000        5,250,000
Time Warner, Inc., 7.95%, 02/01/00 ...........        7,000,000        7,183,757
Time Warner, Inc., 9.13%, 01/15/13 ...........       10,000,000       12,187,200
TRW, Inc., 9.35%, 06/04/20 ...................       10,500,000       13,966,628
                                                                    ------------
                                                                      62,116,373
                                                                    ------------
Total Corporate Bonds (cost $247,766,141)                            260,724,445
                                                                    ------------

See Notes to Portfolio of Investments.                                        95

Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Bond (continued)
--------------------------------------------------------------------------------

                                                      Principal         Market
                                                       Amount           Value
                                                      ---------      -----------
Non-Agency Mortgage-Backed Securities (1.6%)

Asset-Backed Securities (1.0%)
First Security Auto Grantor Trust,
  6.10%, 04/15/03 ............................      $ 7,185,053     $  7,218,732
                                                                      ----------

Mortgage-Backed Securities (0.6%)
Chase Mortgage Finance, 6.75%, 11/25/09 ......        2,965,521        2,968,301
Security Pacific National Bank,
  8.50%, 04/25/17++++ ........................        1,557,526        1,554,119
                                                                      ----------
                                                                       4,522,420
                                                                      ----------
Total Non-Agency Mortgage-Backed
  Securities (cost $11,665,133)                                       11,741,152
                                                                      ----------
Total Long-Term Bonds and Notes (cost $582,429,893)                  602,065,255
                                                                      ----------

SHORT-TERM INVESTMENTS (27.9%)
AT&T Capital Corp., Comm. Paper,
  5.80%, 07/07/98 ............................       15,000,000       14,985,500
Crown Cork & Seal Co., Comm. Paper,
  5.73%, 07/06/98 ............................       11,100,000       11,091,166
Houston Industries Fin., Comm. Paper,
  5.72%, 07/13/98++ ..........................       10,000,000        9,980,933
Occidental Petroleum, Comm. Paper,
  5.72%, 07/06/98++ ..........................       15,000,000       14,988,083
Occidental Petroleum, Comm. Paper,
  5.83%, 07/09/98++ ..........................       10,000,000        9,987,044
Occidental Petroleum, Comm. Paper,
  5.95%, 07/09/98++ ..........................        3,691,000        3,686,120
Pennsylvania Power & Light, Comm Paper,
  5.95%, 07/14/98 ............................        4,500,000        4,490,331
PHH Corp., Medium-Term Notes,
  5.596%, 11/03/98 ...........................        9,000,000        8,995,909
PHH Corp., Comm. Paper, 5.69%, 08/04/98.......        5,000,000        4,999,317
PS Co. of Colorado, Comm. Paper,
  7.00%, 07/01/98 ............................       31,000,000       31,000,000
Raytheon Co., Comm. Paper, 5.80%,
  07/08/98++ .................................       10,000,000        9,988,722
Raytheon Co., Comm. Paper, 5.86%,
  08/31/98++ .................................       15,000,000       15,006,300
Sprint Capital Corp., Comm. Paper,
  7.00%, 07/01/98++ ..........................       30,606,000       30,606,000
Textron Financial Corp., Comm. Paper,
  7.00%, 07/01/98 ............................       31,000,000       31,000,000
                                                                      ----------
Total Short-Term Investments (cost $200,799,112)                     200,805,425
                                                                      ----------
TOTAL INVESTMENTS (cost $783,229,005)(a)                             802,870,680

Other assets less liabilities                                        (84,294,196)
                                                                      ----------
Total Net Assets                                                    $718,576,484
                                                                      ==========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains ..................................                $21,730,704
Unrealized losses .................................                 (2,089,029)
                                                                   ===========
  Net unrealized gain .............................                $19,641,675
                                                                   ===========

  * When-issued or delayed delivery security.
 ** Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 1998.
*** Partially segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 1998.
 ++ Securities that may be resold to "qualified institutional buyers" under Rule
    144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
+++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.

Category percentages are based on net assets.


96   See Notes to Portfolio of Investments.

Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
High Yield
--------------------------------------------------------------------------------

                                                     Number of     Market
                                                      Shares       Value
                                                     ---------     ------
COMMON STOCKS (0.0%)
American Banknote Corp., Warrants+ ...............         250 $     2,500
Knology Holdings, Inc., Warrants+ ................         200       1,000
                                                                  --------
Total Common Stocks (cost $2,013)                                    3,500
                                                                  --------

PREFERRED STOCKS (4.8%)
Cluett American Corp.++ ..........................     150,000     151,125
Cumulus Media Preferred+ .........................          75      76,313
Nebco Evans Holding Co. ..........................     153,984     157,064
Rural Cellular Corp.++ ...........................     150,000     150,750
                                                                  --------
Total Preferred Stocks (cost $528,984)                             535,252
                                                                  --------
                                                      Principal
                                                       Amount
                                                      --------

LONG-TERM BONDS AND NOTES (89.3%)
Corporate Bonds (89.3%)
Adelphia Communications, 8.13%, 07/15/03++ .......    $100,000      99,500
America Lawyer Holding, Zero Coupon, 12/15/08++ ..     250,000     159,063
American Banknote Corp., 11.25%, 12/01/07 ........     250,000     243,750
Ameristar Casinos, Inc., 10.50%, 08/01/04++ ......     250,000     260,000
ATC Group Services, Inc., 12.00%, 01/15/08++ .....     200,000     188,500
Bestel SA, 12.75%, 05/15/05 ......................     250,000     167,500
Casino Magic-Louisiana, 13.00%, 08/15/03++ .......     250,000     290,625
Chancellor Media Corp., 8.13%, 12/15/07 ..........     200,000     202,750
Cumulus Media, Inc., 10.38%, 07/01/08 ............     100,000     101,375
Empress Entertainment, 8.13%, 07/01/06++ .........     100,000      100,250
Equimar Shipholdings Ltd., 9.88%, 07/01/07++ .....     250,000     227,500
Esprit Telecom Group Plc, 11.50%, 12/15/07 .......     250,000     257,500
Firstworld Communication, Zero Coupon,
  04/15/08++ .....................................     250,000     111,250
Flag Ltd., 8.25%, 01/30/08++ .....................     175,000     176,312
Galaxy Telecom L.P., 12.38%, 10/01/05 ............     250,000     278,125
Hollywood Casino Corp., 12.75%, 11/01/03 .........     500,000     547,500
Intelcom Group, Inc., Zero Coupon, 05/01/06++ ....     250,000     198,750
Iridium Llc/Capital Corp., 11.25%, 07/15/05 ......     500,000     501,250
IXC Communications, Inc., 9.00%, 04/15/08++ ......     200,000     201,000
Jordan Telecom Products, 9.88%, 08/01/07 .........     250,000     255,000
KMC Telcom Holdings, Inc., Zero
  Coupon, 02/15/08++ .............................     600,000     348,000
Knology Holdings, Inc., 11.88%, 10/15/07 .........     200,000     115,000
Majestic Star Casino LLC, 12.75%, 05/15/03++ .....     500,000     548,125
McLeod USA, Inc., Zero Coupon, 03/01/07++ ........     250,000     185,625
Metronet Communications, 9.95%, 06/15/08++ .......     300,000     185,625
Metronet Communications, 10.75%, 11/01/07 ........     500,000     327,500
Microcell Telecommunications, Zero
  Coupon, 06/01/06++ .............................     500,000     373,750
National Fiberstock Corp., 11.63%, 06/15/02++ ....      60,000      63,600
Nextel Communications, Inc., Zero
  Coupon, 01/15/04 ...............................     500,000     491,250
Norton Mcnaught, Inc., 12.50%, 06/01/05++ ........     150,000     152,250
NTLI, Inc., Zero Coupon, 04/01/08++ ..............     200,000     129,000
Optel, Inc., 11.50%, 07/01/08++ ..................     150,000     150,000


                                                      Principal     Market
                                                       Amount       Value
                                                      --------      ------
Corporate Bonds (continued)
Orion Network Systems, 12.50%, 01/15/07 ..........    $250,000 $   196,250
Park N View, Inc., 13.00%, 05/15/08++ ............      50,000      49,750
PSINET, Inc., 10.00%, 02/15/05 ...................     200,000     204,000
RAB Enterprises, Inc., 10.50%, 05/01/05++ ........     150,000     150,750
Richmont Marketing Special, 10.13%, 12/15/07++ ...     300,000     304,500
Simcala, Inc., 9.63%, 04/15/06++ .................     200,000     197,250
TBS Shipping International Ltd.,
  10.00%, 05/01/05++ .............................     200,000     182,000
Telecomm Techniques Co., 9.75%, 05/15/08++ .......     100,000     102,250
Trench Electric & Trench, Inc.,
  10.25%, 12/15/07 ...............................     250,000     253,125
Verio, Inc., 10.38%, 04/01/05++ ..................     250,000     257,500
Winstar Communications, Inc., Zero
  Coupon, 03/15/08++ .............................     200,000     198,500
Winstar Communications, Inc., 10.00%,
  03/15/08++ .....................................     150,000     149,250
                                                                  --------
Total Long-Term Bonds and Notes (cost $9,797,770)                9,882,350
                                                                  --------

SHORT-TERM INVESTMENTS (6.3%)
Federal Home Loan Mortgage Corp.,
  5.50%, 07/01/98 ................................     697,000     697,000
                                                                ----------
Total Short-Term Investments (cost $697,000)                       697,000
                                                                ----------
TOTAL INVESTMENTS (cost $11,025,767)(a)                         11,118,102
Other assets less liabilities                                      (48,855)
                                                                ==========
Total Net Assets                                               $11,069,247
                                                                ==========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical.
Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains .................................               $ 189,395
Unrealized losses ................................                 (97,060)
                                                                 ---------
  Net unrealized gain ............................               $  92,335
                                                                 =========

++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
 + Non-income producing security.

Category percentages are based on net assets.


                                         See Notes to Financial Statements.   97

Income Portfolios
Portfolio of Investments - June 30, 1998 (Unaudited)
Money Market
--------------------------------------------------------------------------------

                                              Principal             Market
                                               Amount               Value
                                              ---------             ------
Asset-Backed Securities (29.4%)
Americredit Auto Receivables Trust,
  5.63%, 06/12/99 ........................   $11,366,869        $ 11,365,051
Americredit Auto Receivables Trust
  1998-A, 5.56%, 03/05/99 ................    20,223,945          20,214,439
Asset Backed Securities Investment
  Trust 1997-E, 5.66%, 08/15/98++ ........    19,000,000          19,000,000
Capital Equipment Receivables Trust
  1997-1, 5.79%, 12/15/98 ................     9,243,788           9,244,713
CARCO Auto Loan Master Trust
  1993-2, 5.60%, 11/15/98 ................    15,500,000          15,551,150
Case Equipment Loan Trust 1998-A,
  5.55%, 03/15/99 ........................     4,639,252           4,636,005
Chase Manhattan Auto Owner Trust
  1998-A, 5.55%, 03/12/99 ................    15,017,900          15,008,439
Chase Manhattan Auto Owner Trust
  1998-B, 5.58%, 05/10/99 ................     7,613,302           7,613,302
Chase Manhattan Auto Owner Trust
  1998-C, 5.59%, 07/09/99 ................     9,000,000           9,000,000
Compass Auto Receivable Trust
  1998-A, 5.66%, 07/15/99* ...............    14,000,000          13,997,760
ContiMortgage Home Equity Loan
  Trust 1998-1, 5.65%, 03/15/99 ..........     5,990,566           5,990,087
Ford Credit Auto Owner Trust,
  5.62%, 05/17/99 ........................    23,745,909          23,745,672
Ford Credit Auto Owner Trust
  1997-B, 5.75%, 10/15/98 ................     1,460,938           1,460,924
Green Tree Financial Corp., 5.68%,
  06/01/99 ...............................     4,500,000           4,499,280
Green Tree Financial Corp., 5.69%,
  05/01/99 ...............................     5,319,183           5,318,332
Green Tree Receivable Equipment &
  Construction Trust, 5.67%, 07/15/99 ....    15,000,000          15,000,000
Long Lane Master Trust III 1997-C,
  5.75%, 11/02/98++++ ....................    11,300,000          11,300,000
Long Lane Master Trust Ill 1998-B,
  5.71%, 04/30/99++++ ....................    14,300,000          14,300,000
MMCA Auto Owner Trust 1997-1,
  5.63%, 11/15/98 ........................     3,334,396           3,335,163
                                                                ------------
Total Asset-Backed Securities                                    210,580,317
                                                                ------------
Certificates of Deposit (4.3%)
Deutsche Bank AG (NY), 5.70%,
  03/30/99** .............................    15,500,000          15,492,560
Svenska Handelsbanken, Inc., 5.72%,
  03/31/99 ...............................    15,300,000          15,294,798
                                                                ------------
Total Certificates of Deposit                                     30,787,358
                                                                ------------
Commercial Paper - Domestic (29.9%)
AVCO Financial Services, Inc.,
  5.52%, 07/06/98 ........................    13,000,000          12,990,033
Bankers Trust New York Corp.,
  5.58%, 09/23/98 ........................     7,000,000           6,909,980
Baxter International, Inc., 6.15%,
  07/07/98++ .............................    11,000,000          10,988,725
BT Alex Brown, Inc., 5.64%, 07/13/98 .....     7,000,000           6,986,840
Ciesco L.P., 5.62%, 07/28/98++ ...........     4,700,000           4,680,190
Commercial Credit Corp., 5.55%,
  09/14/98 ...............................     8,500,000           8,401,719


                                              Principal             Market
                                               Amount               Value
                                              ---------             ------
Commercial Paper - Domestic (continued)
Cooperative Assoc. of Tractor Dealers,
  Inc., Series A, 5.47%, 09/02/98 ........  $  2,100,000        $  2,079,672
Cooperative Assoc. of Tractor Dealers,
  Inc., Series B, 5.40%, 07/27/98 ........     5,100,000           5,080,110
Cooperative Assoc. of Tractor Dealers,
  Inc., Series B, 5.40%, 07/31/98 ........     3,000,000           2,986,500
Cooperative Assoc. of Tractor Dealers,
  Inc., Series B, 5.52%, 07/22/98 ........     3,800,000           3,787,764
Cooperative Assoc. of Tractor Dealers,
  Inc., Series B, 5.54%, 09/14/98 ........     4,500,000           4,448,115
Corporate Asset Funding Co., Inc.,
  5.52%, 10/09/98 ........................    15,000,000          14,771,550
Corporate Asset Funding Co., Inc.,
  5.58%, 08/18/98 ........................     9,000,000           8,933,040
CSW Credit, Inc., 5.54%, 07/17/98++ ......     7,000,000           6,982,764
CSW Credit, Inc., 5.56%, 08/12/98++ ......     9,000,000           8,941,620
Dakota Certificates - Standard Credit
  Card Master Trust 1, 5.53%, 07/27/98++ .     8,500,000           8,466,052
Dealers Capital Access Trust, Inc.,
  5.50%, 08/31/98 ........................    11,500,000          11,391,785
Eureka Securitization, Inc., 5.53%,
  07/22/98++ .............................     6,000,000           5,980,645
Eureka Securitization, Inc., 5.53%,
  09/02/98++ .............................     5,000,000           4,951,850
Finova Capital Corp., 5.48%, 09/14/98 ....     6,000,000           5,930,220
Frontier Corp., 5.65%, 07/13/98++ ........     1,700,000           1,696,798
Frontier Corp., 5.65%, 07/14/98++ ........     3,330,000           3,323,206
Frontier Corp., 5.68%, 07/24/98++ ........     5,047,000           5,028,685
Frontier Corp., 5.70%, 07/27/98++ ........     7,500,000           7,469,125
Frontier Corp., 5.75%, 07/29/98++ ........    18,000,000          17,919,500
General Electric Capital Corp.,
  5.50%, 07/29/98 ........................    10,000,000           9,957,222
General Electric Capital Corp.,
  6.50%, 07/01/98 ........................     8,929,000           8,929,000
Jefferson Smurfit Financial Corp.,
  Series B, 5.55%, 07/28/98 ..............     5,000,000           4,979,188
Republic Industries Funding Corp.,
  5.55%, 08/04/98 ........................     9,000,000           8,952,825
                                                                ------------
Total Commercial Paper - Domestic                                213,944,723
                                                                ------------
Commercial Paper - Foreign (4.1%)
Province of British Columbia,
  5.48%, 10/09/98 ........................     7,700,000           7,582,729
Skandinaviska Enskilda Banken
  Funding, 5.54%, 09/28/98 ...............    10,000,000           9,863,700
Skandinaviska Enskilda Banken
  Funding, 5.54%, 09/30/98 ...............     2,000,000           1,971,992
Svenska Handelsbanken, Inc., 5.44%,
  08/24/98 ...............................    10,000,000           9,918,400
                                                                ------------
Total Commercial Paper - Foreign                                  29,336,821
                                                                ------------
Corporate Notes (10.0%)
FCC National Bank, 5.55%, 06/01/99 .......    32,000,000          31,977,920
First National Bank Commerce,
  5.68%, 07/31/98 ........................    30,000,000          29,999,451
First USA Bank, 5.75%, 01/15/99 ..........     3,000,000           2,996,250
GMAC International Finance, 5.69%,
  09/11/98 ...............................     4,700,000           4,700,578

98  See Notes to Portfolios of Investments.

--------------------------------------------------------------------------------

                                              Principal             Market
                                               Amount               Value
                                              ---------             ------
Corporate Notes (continued)
International Lease Finance Corp.,
  7.50%, 03/01/99 ........................  $  2,100,000        $  2,123,226
                                                                ------------
Total Corporate Notes                                             71,797,425
                                                                ------------
Medium-Term Notes (21.2%)
American Honda Finance Corp.,
  5.63%, 04/08/99 ........................    25,500,000          25,499,490
American Honda Finance Corp.,
  5.67%, 05/07/99 ........................    10,000,000           9,992,000
AmSouth Bank of Alabama, 5.53%, 10/15/98 .    30,000,000          29,976,600
Chrysler Financial Corp., 7.26%, 07/01/98      2,500,000           2,500,000
Countrywide Funding Corp., 5.89%,
  08/28/98 ...............................     6,000,000           6,002,537
Finova Capital Corp., 6.38%, 04/15/99 ....     5,500,000           5,522,715
Heller Financial, Inc., 5.74%, 07/06/99 ..    37,000,000          36,981,500
PHH Corp., 5.59%, 02/10/99 ...............    10,000,000           9,998,700
PHH Corp., 5.60%, 11/03/98 ...............     4,500,000           4,498,245
PHH Corp., 5.66%, 08/04/98 ...............    21,000,000          20,999,430
                                                                ------------
Total Medium-Term Notes                                          151,971,217
                                                                ------------
U.S. Government Agency Obligations (0.6%)
U.S. Treasury Note, 5.88%, 02/28/99  .....     4,000,000           4,010,440
                                                                ------------
Total U.S. Government Agency Obligations                           4,010,440
                                                                ------------
TOTAL INVESTMENTS (cost $712,416,713)(a)                         712,428,301

Other assets less liabilities                                      3,476,211
                                                                ------------
Total Net Assets                                                $715,904,512
                                                                ============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical.
Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains .........................                        $   75,071
Unrealized losses ........................                           (63,483)
                                                                 ===========
  Net unrealized gain ....................                        $   11,588
                                                                 ===========

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
++++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.
*    When-issued or delayed delivery securities.
** Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 1998.

Category percentages are based on net assets.

                                    See Notes to Portfolios of Investments.   99

Income Portfolios
Statements of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                       High           Money
                                                                       Bond           Yield           Market
                                                                   -------------    -----------    -------------
Assets:
Investments, at market value .................................     $ 802,870,680    $11,118,102    $ 712,428,301
Cash .........................................................               233            509              308
Receivable for:
    Dividends and interest ...................................         7,892,606        164,181        2,678,372
    Investments sold .........................................                --        224,422               --
    Fund shares sold .........................................            18,184            188        1,301,973
    Variation margin .........................................             1,346             --               --
Prepaid expenses .............................................             9,861            105            9,466
                                                                   -------------    -----------    -------------
         Total assets ........................................       810,792,910     11,507,507      716,418,420
                                                                   -------------    -----------    -------------
Liabilities:
Payable for:
    Investments purchased ....................................        91,483,590        424,488               --
    Fund shares redeemed .....................................           438,247             --          292,774
Accrued investment advisory fees .............................           219,094          5,511          145,002
Accrued administrative service fees ..........................            40,986            615           42,757
Accrued custodian fees .......................................             4,770            956            2,324
Other liabilities ............................................            29,739          6,690           31,051
                                                                   -------------    -----------    -------------
         Total liabilities ...................................        92,216,426        438,260          513,908
                                                                   -------------    -----------    -------------
  NET ASSETS .................................................     $ 718,576,484    $11,069,247    $ 715,904,512
                                                                   =============    ===========    =============
Net assets represented by:
Paid-in capital ..............................................     $ 695,634,893    $10,324,625    $ 697,040,652
Net unrealized gain on investments ...........................        19,641,675         92,335           11,588
Undistributed net investment income ..........................         8,115,943        474,417       18,911,770
Accumulated net realized gain (loss) on investments ..........        (4,816,027)       177,870          (59,498)
                                                                   -------------    -----------    -------------
  NET ASSETS .................................................     $ 718,576,484    $11,069,247    $ 715,904,512
                                                                   =============    ===========    =============
Capital Shares:
Authorized ...................................................         Unlimited    Two Billion        Unlimited
Par value ....................................................     $       1.000    $     0.001    $       1.000
Outstanding ..................................................        54,976,555      1,030,010       54,922,583
Net Asset Value, offering and redemption price per share (net
  assets divided by shares outstanding) ......................     $      13.071    $    10.747    $      13.035

Cost of investments ..........................................     $ 783,229,005    $11,025,767    $ 712,416,713

See Notes to Financial Statements.

Income Portfolios
Statements of Operations
Six Month Period Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                         High         Money
                                                                         Bond            Yield        Market
                                                                      ------------    ----------    ------------
Investment Income:
Interest ..........................................................   $22,286,885     $ 516,845     $20,135,855
                                                                      ------------    ----------    ------------
      Total investment income .....................................    22,286,885       516,845      20,135,855
                                                                      ------------    ----------    ------------

Expenses:
Investment advisory fees ..........................................     1,374,850        34,105         875,245
Administrative services fees ......................................       269,158         6,523         319,854
Printing and postage fees .........................................         6,969           818           5,710
Custody fees ......................................................         4,851           974           2,742
Transfer agent fees ...............................................         2,150           435             562
Audit fees ........................................................         4,113         2,252           3,903
Directors'/Trustees' fees .........................................         3,104            52           3,206
Registration fees .................................................         2,855             3           9,243
Miscellaneous expenses ............................................         2,950            25           3,273
                                                                      ------------    ----------    ------------
Expenses before reimbursement and waiver from Adviser .............     1,671,000        45,187       1,223,738
Expense reimbursement and waiver from Adviser .....................            --        (2,759)             --
                                                                      ------------    ----------    ------------
      Total expenses ..............................................     1,671,000        42,428       1,223,738
                                                                      ------------    ----------    ------------
Net investment income .............................................    20,615,885       474,417      18,912,117
                                                                      ------------    ----------    ------------

Net Realized and Unrealized Gain (Loss):
Net realized gain on:
  Sale of investments .............................................     1,017,829       227,931              --
                                                                      ------------    ----------    ------------
         Net realized gain on investments .........................     1,017,829       227,931              --
                                                                      ------------    ----------    ------------
Net change in unrealized gain or loss on:
  Investments .....................................................     5,079,175        14,804         (14,671)
                                                                      ------------    ----------    ------------
         Net change in unrealized gain or loss on investments .....     5,079,175        14,804         (14,671)
                                                                      ------------    ----------    ------------
Net realized and change in unrealized gain or loss on investments .     6,097,004       242,735         (14,671)
                                                                      ------------    ----------    ------------
Net increase in net assets resulting from operations ..............   $26,712,889     $ 717,152     $18,897,446
                                                                      ============    ==========    ============

See Notes to Financial Statements.

Income Portfolios
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          Bond
                                                                            -------------------------------
                                                                               Six Month
                                                                               Period
                                                                                Ended
                                                                               June 30,         Year Ended
                                                                                1998           December 31,
                                                                             (Unaudited)           1997
                                                                            ------------       ------------
Operations:
Net investment income ..................................................    $ 20,615,885       $ 40,558,298
Net realized gain on investments .......................................       1,017,829          3,644,569
Net change in unrealized gain or loss on investments ...................       5,079,175          7,019,888
                                                                            -------------      -------------
  Net increase in net assets resulting from operations .................      26,712,889         51,222,755
                                                                            -------------      -------------
Distributions to Shareholders:
From net investment income .............................................     (14,998,584)       (40,513,113)
                                                                            -------------      -------------
  Decrease in net assets from distributions to shareholders ............     (14,998,584)       (40,513,113)
                                                                            -------------      -------------
Fund Share Transactions:
Proceeds from shares sold ..............................................      46,474,178         54,764,238
Net asset value of shares issued upon reinvestment of distributions ....      14,975,977         40,445,062
Payments for shares redeemed ...........................................     (39,548,469)       (64,687,878)
                                                                            -------------      -------------
  Net increase in net assets from fund share transactions ..............      21,901,686         30,521,422
                                                                            -------------      -------------
Net change in net assets ...............................................      33,615,991         41,231,064
Net Assets:
Beginning of period ....................................................     684,960,493        643,729,429
                                                                            -------------      -------------
End of period ..........................................................    $718,576,484       $684,960,493
                                                                            =============      =============
End of period net assets includes undistributed net investment income ..    $  8,115,943       $  2,498,642
                                                                            =============      =============
Share Transactions:
Number of shares sold ..................................................       3,549,520          4,174,206
Number of shares issued upon reinvestment of distributions .............       1,147,557          3,169,762
Number of shares redeemed ..............................................      (3,023,320)        (5,037,165)
                                                                            -------------      -------------
  Net increase .........................................................       1,673,757          2,306,803
                                                                            =============      =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                       High Yield
                                                                            -----------------------------------

                                                                             Six Month
                                                                              Period               Period From
                                                                               Ended               December 10,
                                                                             June 30,                1997 to
                                                                               1998                December 31,
                                                                            (Unaudited)                1997
                                                                            -----------            ------------
Operations:
Net investment income ....................................................  $   474,417            $    49,665
Net realized gain on investments .........................................      227,931                 21,216
Net change in unrealized gain or loss on investments .....................       14,804                 77,531
                                                                            ------------           ------------
  Net increase in net assets resulting from operations ...................      717,152                148,412
                                                                            ------------           ------------
Distributions to Shareholders:
From net investment income ...............................................      (49,968)               (50,000)
From net realized gains ..................................................      (20,974)                    --
                                                                            ------------           ------------
  Decrease in net assets from distributions to shareholders ..............      (70,942)               (50,000)
                                                                            ------------           ------------
Fund Share Transactions:
Proceeds from shares sold ................................................      367,043             10,000,000
Net asset value of shares issued upon reinvestment of distributions ......        1,942                     --
Payments for shares redeemed .............................................      (44,360)                    --
                                                                            ------------           ------------
  Net increase in net assets from fund share transactions ................      324,625             10,000,000
                                                                            ------------           ------------
Net change in net assets .................................................      970,835             10,098,412
Net Assets:
Beginning of period ......................................................   10,098,412                     --
                                                                            ------------           ------------
End of period ............................................................  $11,069,247            $10,098,412
                                                                            ============           ============
End of period net assets includes undistributed net investment income ....  $   474,417            $        --
                                                                            ============           ============
Share Transactions:
Number of shares sold ....................................................       33,938              1,000,000
Number of shares issued upon reinvestment of distributions ...............          181                     --
Number of shares redeemed ................................................       (4,109)                    --
                                                                            ------------           ------------
  Net increase ...........................................................       30,010              1,000,000
                                                                            ============           ============

See Notes to Financial Statements.

Income Portfolios
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                                     Money Market
                                                                           --------------------------------
                                                                             Six Month
                                                                              Period
                                                                               Ended
                                                                             June 30,           Year Ended
                                                                               1998            December 31,
                                                                            (Unaudited)            1997
                                                                            -----------       -------------
Operations:
Net investment income .................................................    $ 18,912,117        $ 34,576,768
Net change in unrealized gain or loss on investments ..................         (14,671)            (58,463)
                                                                           -------------       -------------
  Net increase in net assets resulting from operations ................      18,897,446          34,518,305
                                                                           -------------       -------------
Distributions to Shareholders:
From net investment income ............................................     (34,446,801)        (24,537,119)
                                                                           -------------       -------------
  Decrease in net assets from distributions to shareholders ...........     (34,446,801)        (24,537,119)
                                                                           -------------       -------------
Fund Share Transactions:
Proceeds from shares sold .............................................     331,877,409         469,580,959
Net asset value of shares issued upon reinvestment of distributions ...      34,446,801          24,537,119
Payments for shares redeemed ..........................................    (323,626,091)       (428,848,854)
                                                                           -------------       -------------
  Net increase in net assets from fund share transactions .............      42,698,119          65,269,224
                                                                           -------------       -------------
Net change in net assets ..............................................      27,148,764          75,250,410
Net assets:
Beginning of period ...................................................     688,755,748         613,505,338
                                                                           -------------       -------------
End of period .........................................................    $715,904,512        $688,755,748
                                                                           =============       =============
End of period net assets includes undistributed net investment income .    $ 18,911,770        $ 34,446,455
                                                                           =============       =============
Share Transactions:
Number of shares sold .................................................      25,626,519          35,877,859
Number of shares issued upon reinvestment of distributions ............       2,701,802           1,929,274
Number of shares redeemed .............................................     (24,942,942)        (32,769,382)
                                                                           -------------       -------------
  Net increase ........................................................       3,385,379           5,037,751
                                                                           =============       =============

See Notes to Financial Statements.

Income Portfolios
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1.  Organization

The Statements contained herein refer to Aetna Income Shares d/b/a Aetna Bond VP
(Bond), Aetna Variable Encore Fund d/b/a Aetna Money Market VP (Money Market) and Aetna High Yield VP (High Yield), a portfolio of Aetna Variable Portfolios, Inc. (Variable Portfolios).

Bond and Money Market were organized under the laws of Massachusetts on January 25, 1984. Variable Portfolios was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation of Variable Portfolios permit it to offer separate portfolios, each of which has its own investment objective, policies and restrictions. Variable Portfolios currently offers eleven separate portfolios, including High Yield. Bond, Money Market and Variable Portfolios (each a Fund) are each registered under the Investment Company Act of 1940 (the
Act) as open-end management investment companies.

The following is each Fund's investment objective:

     Bond seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

     High Yield seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB- by Standard and Poor's Corporation or lower than Baa3 by Moody's Investors Service, Inc.

     Money Market seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Shares in the Funds are currently sold to Aetna Life Insurance and Annuity Company (ALIAC), an Aetna Life Insurance Separate Account, and in the case of Bond, to existing shareholders through reinvestment of distributions. ALIAC's shares are allocated to certain of its variable life/annuity accounts. At June 30, 1998, ALIAC's separate accounts and affiliates held all of Money Market's and Variable Portfolios' shares outstanding and 99.3% of Bond's shares outstanding.

Effective May 1, 1998, Aeltus Investment Management, Inc. (Aeltus) became the Investment Adviser to the Funds. Prior to May 1, 1998, ALIAC acted as Investment Adviser and Aeltus served as Sub-Adviser to the Funds. ALIAC serves as the principal underwriter to each Fund. Aeltus and ALIAC are both wholly-owned subsidiaries of Aetna Retirement Holdings, Inc. and are indirect wholly owned subsidiaries of Aetna Inc.

2.  Summary of Significant Accounting Policies

The accompanying financial statements of each Fund have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of each Fund.

A.  Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees.

Income Portfolios
Notes to Financial Statements (continued)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2.  Summary of Significant Accounting Policies (continued)

B.  Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. Restricted securities are those sold pursuant to Rule 144A and
Section 4(2) of the Securities Act of 1933 (1933 Act), and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities (except Money Market which may invest up to 10%). Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors/Trustees. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

C.  Delayed Delivery Transactions

Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

D.  Federal Income Taxes

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E.  Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferred losses on wash sales.

F.  Other

Investment transactions are accounted for on the day following the trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3.  Investment Advisory and Administrative Service Fees

Effective May 1, 1998, Aeltus became the Investment Adviser and Administrator to the Funds. Prior to that time, ALIAC acted as Investment Adviser and Administrator to the Funds and Aeltus acted as Sub-Adviser to the Funds.

As Investment Adviser, Aeltus (ALIAC prior to May 1, 1998) is paid a monthly fee expressed as a percentage of the average daily net assets of each Fund. Below are each Fund's Investment Advisory fee as of June 30, 1998:


                                                   Advisory Fee
                                               ----------------------
         Bond                                          0.40%
         High Yield                                    0.65%
         Money Market                                  0.25%

--------------------------------------------------------------------------------

Prior to May 1, 1998, ALIAC served as Investment Adviser and Aeltus served as the Sub-Adviser to the Funds. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period January 1, 1998 through April 30, 1998, ALIAC collected $1,511,493 from the Funds, of which it paid $902,338 to Aeltus.

Effective May 1, 1998, each Fund pays expenses incurred in exchange for services provided by auditors, legal firms, transfer agents, custodian banks and financial printers. Each Fund pays its proportionate share of compensation paid to the Fund's Board of Directors/Trustees and its proportionate share of insurance premiums of the Funds. Each Fund pays its direct costs incurred to mail shareholder reports, register its shares with the Securities Exchange Commission and any other costs incurred by the Fund. In addition, each Fund pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Fund's other service providers. Each Fund pays Aeltus an administrative services fee at an annual rate based on average daily net assets of the Fund. The rate is 0.075% on the first $5 billion in Fund assets and 0.050% on all Fund assets over $5 billion.

Prior to May 1, 1998, ALIAC acted as Administrator to the Funds. As Administrator, ALIAC paid all the expenses of each Fund on behalf of the Funds, supervised each Fund's other service providers and provided each Fund with certain administrative and shareholder services. In exchange for these services, ALIAC received an administrative services fee at an annual rate of up to 0.15% of each portfolio's average daily net assets. For the period January 1, 1998 through April 30, 1998, ALIAC collected $417,637 in administrative services fees from the Funds.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund in exchange for fees, payable by Aeltus, of up to 0.325% of the Funds' average daily net assets. For the period May 1, 1998 through June 30, 1998, Aeltus paid ALIAC $396,136.

4.  Reimbursement from Investment Adviser

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return. For the period ended June 30, 1998, the Investment Adviser reimbursed High Yield in the amount of $2,759.

5.  Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 1998 were:

                                           Cost of Purchases      Proceeds from Sales
                                           -----------------      -------------------
         Bond                                $621,668,090            $610,496,014
         High Yield                            10,192,385               9,913,537

6.  Capital Loss Carryforward

At June 30, 1998, for federal income tax purposes, Bond and Money Market had the following capital loss carryforwards:

                                            Capital Loss               Year of
                                            Carryforward             Expiration
                                            ------------             ----------
         Bond                                $5,833,856                 2002
         Money Market                            59,498                 2003

The Board of Directors/Trustees will not distribute any realized gains until the above capital loss carryforwards have been offset or expired.

Income Portfolios
Financial Highlights
Bond
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                  Six Month
                                                 Period Ended
                                                   June 30,    Year Ended   Year Ended     Year Ended   Year Ended    Year Ended
                                                     1998     December 31,  December 31,  December 31,  December 31,  December 31,
                                                 (Unaudited)      1997         1996           1995+        1994+         1993+
                                                 ------------ ------------  -----------   ------------  -----------   -----------
Net asset value, beginning of period ...........   $ 12.850      $ 12.623     $ 13.001      $ 11.719     $ 13.052      $ 12.759
                                                   ---------     ---------    ---------     ---------    ---------     ---------
Income from investment operations:
  Net investment income ........................      0.379         0.801        0.844         0.885        0.791         0.854
  Net realized and change in unrealized gain or
    loss on investments ........................      0.121         0.228       (0.387)        1.237       (1.294)        0.365
                                                   ---------     ---------    ---------     ---------    ---------     ---------
        Total from investment operations .......      0.500         1.029        0.457         2.122       (0.503)        1.219
                                                   ---------     ---------    ---------     ---------    ---------     ---------
Less distributions:
  From net investment income ...................     (0.279)       (0.802)      (0.835)       (0.840)      (0.830)       (0.852)
  From net realized gains on investments........         --            --           --            --           --        (0.074)
                                                   ---------     ---------    ---------     ---------    ---------     ---------
        Total distributions ....................     (0.279)       (0.802)      (0.835)       (0.840)      (0.830)       (0.926)
                                                   ---------     ---------    ---------     ---------    ---------     ---------
Net asset value, end of period .................   $ 13.071      $ 12.850     $ 12.623      $ 13.001     $ 11.719      $ 13.052
                                                   =========     =========    =========     =========    =========     =========

Total return* ..................................       3.89%         8.30%        3.60%        18.24%       (3.80)%        9.68%
Net assets, end of period (000's) ..............   $718,576      $684,960     $643,729      $666,960     $561,704      $641,429
Ratio of total expenses to average net assets ..       0.48%(1)      0.48%        0.39%         0.32%        0.33%         0.31%
Ratio of net investment income to average net
  assets .......................................       5.96%(1)      6.31%        6.39%         6.97%        6.38%         6.47%
Portfolio turnover rate ........................     102.04%       134.92%       96.41%       113.72%       74.24%        56.37%

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financial Statements.

High Yield
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                         Six Month
                                                                                        Period Ended
                                                                                          June 30,        Period From
                                                                                            1998       December 10, 1997 to
                                                                                        (Unaudited)     December 31, 1997
                                                                                        ------------   --------------------
Net asset value, beginning of period ................................................     $10.098          $10.000
                                                                                          --------         --------
Income from investment operations:
  Net investment income .............................................................       0.509            0.050
  Net realized and change in unrealized gain or loss on investments .................       0.209            0.098
                                                                                          --------         --------
        Total from investment operations ............................................       0.718            0.148
                                                                                          --------         --------
Less distributions:
  From net investment income ........................................................      (0.049)          (0.050)
  From net realized gains on investments ............................................      (0.020)              --
                                                                                          --------         --------
        Total distributions .........................................................      (0.069)          (0.050)
                                                                                          --------         --------
Net asset value, end of period ......................................................     $10.747          $10.098
                                                                                          ========         ========

Total return* .......................................................................        7.12%            1.48%
Net assets, end of period (000's) ...................................................     $11,069          $10,098
Ratio of total expenses to average net assets .......................................        0.80%(1)         0.80%(1)
Ratio of net investment income to average net assets ................................        8.99%(1)         7.81%(1)
Ratio of net expense before reimbursement and waiver to average net assets ..........        0.86%(1)           --
Ratio of net investment income before reimbursement and waiver to average net assets         8.93%(1)           --
Portfolio turnover rate .............................................................       96.58%           69.39%

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

See Notes to Financial Statements.

Income Portfolios
Financial Highlights (continued)
Money Market
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                 Six Month
                                               Period Ended   Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                               June 30, 1998 December 31,   December 31,  December 31,  December 31,  December 31,
                                                (Unaudited)      1997          1996+         1995+         1994+         1993+
                                               ------------- ------------   ------------  ------------  ------------  -------------
Net asset value, beginning of period ........    $ 13.364      $ 13.194     $ 13.298      $ 12.544       $ 12.535      $ 12.557
                                                 ---------     ---------    ---------     ---------      ---------     ---------
Income from investment operations:
  Net investment income .....................       0.349         0.668        0.697         0.755          0.526         0.397
  Net realized and change in unrealized gain
    or loss on investments ..................      (0.005)        0.027       (0.001)        0.009         (0.022)        0.001
                                                 ---------     ---------    ---------     ---------      ---------     ---------
        Total from investment operations ....       0.344         0.695        0.696         0.764          0.504         0.398
                                                 ---------     ---------    ---------     ---------      ---------     ---------
Less distributions:
  From net investment income ................      (0.673)       (0.525)      (0.800)       (0.010)        (0.495)       (0.420)
                                                 ---------     ---------    ---------     ---------      ---------     ---------
        Total distributions .................      (0.673)       (0.525)      (0.800)       (0.010)        (0.495)       (0.420)
                                                 ---------     ---------    ---------     ---------      ---------     ---------
Net asset value, end of period ..............    $ 13.035      $ 13.364     $ 13.194      $ 13.298       $ 12.544      $ 12.535
                                                 =========     =========    =========     =========      =========     =========

Total return* ...............................        2.68%         5.47%        5.37%         6.05%          4.09%         3.19%
Net assets, end of period (000's) ...........    $715,905      $688,756     $613,505      $514,037       $483,039      $380,249
Ratio of total expenses to average net assets        0.35%(1)      0.35%        0.34%         0.30%          0.32%         0.31%
Ratio of net investment income to average net
  assets ....................................        5.37%(1)      5.34%        5.24%         5.82%          4.16%         3.14%

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financial Statements.

----------------------------------[LINE CHART]----------------------------------
                                                         Aetna GET Fund Series B
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                  June 30, 1998*

              1 Year    Since Inception+
              ------    ----------------
              29.06%         25.62%

                                             Jul-94
Aetna GET Fund, Series B                     10,000    10,229    10,186    10,748    11,664    12,506    13,078    13,868
S&P 500 Index                                10,000    10,489    10,487    11,508    12,607    13,610    14,429    15,204
Lehman Brothers Aggregate Bond Index         10,000    10,061    10,099    10,608    11,254    11,475    11,964    11,752
60% S&P 500/40% Lehman Brothers Aggregate    10,000    10,318    10,335    11,146    12,055    12,723    13,401    13,732


                                                                                                                             Jun-98
Aetna GET Fund, Series B                     14,443    14,824    16,153    16,439    19,286    22,130    21,722    24,533    24,891
S&P 500 Index                                15,885    16,376    17,742    18,217    21,398    23,000    23,660    26,961    27,851
Lehman Brothers Aggregate Bond Index         11,819    12,038    12,399    12,329    12,782    13,206    13,596    13,805    14,128
60% S&P 500/40% Lehman Brothers Aggregate    14,132    14,505    15,406    15,624    17,467    18,506    19,072    20,771    21,382

--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Series commenced investment operations on July 1, 1994.

                            Aetna GET Fund, Series B

How did the Series perform during the period?

Aetna GET Fund, Series B (GET B) generated a return of 14.56%, net of fund expenses, for the six month period ended June 30, 1998. The Standard & Poor's (S&P) 500 Index(a) generated a return of 17.71% for the same period.

Closed to new deposits, GET B invests primarily in common stocks and bonds in varying proportions in response to market fluctuations. GET B guarantees that the market value of an investor's assets will not be less than their market value on the first day of the Guaranteed Period (less any applicable maintenance fees) if the assets are held to maturity on June 30, 1999.

What economic or financial market conditions impacted the Series?

The large company stocks that make up the S&P 500 continued to lead all other asset classes and achieved returns that were well above long-term historical averages during the past six months. This continued progress in stock market levels has continued to raise GET B's cumulative return cushion and stimulate an increase in GET B's allocation to equities to its current level of 96.3%, with the remaining 3.7% invested in fixed income and cash equivalent securities.

What investments influenced the Series' performance over the past six months?

The equity component of GET B is managed in a style similar to that used for the portion of the Aetna Growth and Income VP that invests in large company stocks. Based on the factors that we favor in our stock selection disciplines--attractive value, positive earnings momentum and pro-shareholder management--many of our large cap holdings tend to have smaller market capitalizations than the stocks in the S&P 500. This helps explain GET B's shortfall relative to the S&P 500. While large cap stocks have enjoyed considerable gains so far this year, mid and small cap stocks have not performed quite as well. Compared to the 17.71% return of the S&P 500, the S&P 400 Midcap Index(b) and the Russell 2000 Index(c) had six-month returns of 8.64% and 4.93%, respectively.

What is your outlook going forward?

U.S. stocks have appeared somewhat overvalued to us for most of the past year, and still do. We use the forward earnings yield (earnings per share divided by price) of the S&P 500 as our barometer of equity valuation and compare it to the yield on the 10-year government bond. The spread between these two expected return measures is what drives our asset allocation decision and is currently at an unusually low level.


See Definition of Indices.                                                 111

Top Ten Equity Holdings                                % of Portfolio
TJX Companies, Inc.                                          2.7%
BellSouth Corp.                                              2.2%
Chase Manhattan Corp.                                        2.2%
Eli Lilly & Co.                                              2.1%
Chrysler Corp.                                               2.0%
Johnson & Johnson                                            1.9%
Morgan Stanley, Dean Witter, Discover & Co.                  1.8%
Xerox Corp.                                                  1.8%
Allstate Corp. (The)                                         1.8%
Lehman Brothers Holdings, Inc.                               1.8%


Large Cap Equity Sector Breakdown*:

                                           Portfolio         S&P 500            Over/(Under)
Sector                                      Weight            Weight             Weighting
Basic Materials                              2.1%              5.2%                (3.1)%
Commercial Services                          4.6%              2.3%                 2.3 %
Consumer Discretionary                      25.6%             14.5%                11.1 %
Consumer Non-Discretionary                   0.9%             10.2%                (9.3)%
Energy                                       5.7%              8.1%                (2.4)%
Finance                                     23.7%             14.3%                 9.4 %
Healthcare                                   8.5%             10.9%                (2.4)%
Manufacturing                               16.8%             10.2%                 6.6 %
Technology                                   4.5%             13.0%                (8.5)%
Utilities                                    7.6%             11.3%                (3.7)%

* This does not constitute the entire Series. The securities in these sectors only represent those that are in the S&P 500 Index.

Asset Allocation:

                                         % of            Notional Value *        Economic Exposure*
Asset Class                             Portfolio          of Futures        6/30/98            12/31/97
Large Cap Stocks                         91.7%               4.6 %            96.3%              95.5%
Small Cap Stocks                           --                 --                --                0.3%
U.S. Government Obligations                --                 --                --                2.2%
Cash Equivalents                          8.3%              (4.6)%             3.7%               2.0%
                                       ==========          ===========      ==========        ===========
  Total Investments                     100.0%                --             100.0%             100.0%
                                       ==========          ===========      ==========        ===========

* Notional value refers to the economic value at risk, or the exposure to the financial instruments underlying the options and futures positions.
Economic exposure reflects GET B's exposure to both changes in value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

----------------------------------[LINE CHART]----------------------------------
                                                        Aetna Get Fund, Series C
                                                               Growth of $10,000
Average Annual Total Returns for the Period Ended
                  June 30, 1998*

              1 Year    Since Inception+
              ------    ----------------
              29.10%         30.24%

                    Dec-96                                                                Jun-98
Aetna GET Fund
 Series C           10,000    10,153    10,251    11,620    12,442    12,715    14,432    15,002
S&P 500 Index       10,000    10,174    10,446    12,270    13,189    13,568    15,461    15,971

--------------------------------[END LINE CHART]--------------------------------

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not take into account any separate account charges imposed by Aetna.

+ The Series commenced investment operations on December 17, 1996.

                            Aetna GET Fund, Series C

How did the Series perform during the period?

Aetna GET Fund, Series C (GET C) provided a total return of 17.96%, net of fund expenses, for the six month period ended June 30, 1998 compared to returns of 17.71% and 12.11% for the Standard & Poor's (S&P) 500 Index(a) and 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(d), respectively, for the same period.

Closed to new deposits, GET C invests primarily in common stocks and bonds in varying proportions in response to market fluctuations. This strategy is complemented by a guarantee that the market value of an investor's assets will not be less than their market value on the first day of GET C's 5-year Guaranteed Period if the assets are held to GET C's maturity on December 16, 2001. The common stock portion is managed in the enhanced index style, similar to that of Aetna Index Plus Large Cap VP.

What economic or financial market conditions impacted the Series?

The principal reason GET C was able to do so well was because of the high percentage of assets invested in stocks. That, together with good stock selection, enabled GET C to outperform not only balanced fund benchmarks, but equity only indexes as well.

One of the principal features of the equity market over the last six months (and over the preceding three years as well) has been the superior performance of the very largest stocks. This is most clearly illustrated by the relative performance of the S&P 500 (+17.71%) compared to the small cap Russell 2000 Index(c) (+4.93%), but it was also apparent within the S&P 500 as well, as only the biggest stocks in the index outperformed the index itself. GET C benefited from this effect because the model used to evaluate the stocks in the S&P 500 rated the larger issues more favorably and consequently overweighted them. It should be noted that these issues were not favored because they were large per se, but because they generally scored well on attributes such as low price to earnings, relative performance and earnings momentum, all of which are important determinants in predicting which stocks are likely to do well.

What investments influenced the Series' performance over the past six months?

GET C was overweight in retail stocks (relative to the S&P 500) for the entire period. This worked to the advantage of GET C as these stocks outperformed that index by a substantial margin during the first six months. Also working to the benefit of GET C was an underweighting in the raw materials sector which was a big underperforming sector during the period. Detracting from GET C's performance was an underweighting in technology, a sector that has done quite well.


See Definition of Indices.                                                   113

What is your outlook going forward?

At the end of the last year, we expressed the view that what is going on in East Asia is significant especially when it is taken together with the collapse in commodity prices, demographic trends that argue for more saving and less consumption, likely margin squeezes on the profits of U.S. corporations as a result of low inflation or perhaps even deflation, and the year 2000 computer program problem which is likely to adversely affect spending on new computer hardware over the course of the next two years. All of this suggests that the stock market will be much less ebullient over the course of the next year relative to the last three and that cyclically exposed issues may fare poorly.

So far the expectations that cyclical issues would fare poorly, that U.S. corporations would experience margin squeezes and even that the year 2000 problem might adversely effect spending on new computer hardware spending have held up rather well. Equities, however, in the absence of a hostile Federal Reserve, have chosen to roar ahead proving wrong the conclusion above, that called for a "less ebullient" stock market. It's a tough business where you get the premises right and the forecast wrong.

Perhaps in light of the first half forecast, the best action to take is an agnostic view, something more along these lines: it doesn't matter what the outlook is because the equity component of GET C is always fully invested in S&P 500 stocks, overweighting those with favorable prospects, underweighting those with a poor outlook and market weighting those where the outlook is indifferent. This approach has worked well for us in the past and we expect it to continue to serve us well in the future.

Top Ten Equity Holdings                               % of Portfolio
General Electric Co.                                       3.2%
Microsoft Corp.                                            2.9%
Coca-Cola Co.                                              2.2%
Pfizer, Inc.                                               2.1%
Wal-Mart Stores, Inc.                                      2.0%
Exxon Corp.                                                1.9%
AT&T Corp.                                                 1.7%
Merck & Co., Inc.                                          1.7%
Bristol Meyers Squibb Co.                                  1.7%
Procter & Gamble Co.                                       1.4%

Large Cap Portfolio Sector Breakdown*:

                                                          Portfolio          S&P 500            Over/(Under)
Sector                                                     Weight            Weight              Weighting
Basic Materials                                               2.9%              5.2%                (2.3)%
Commercial Services                                           1.8%              2.3%                (0.5)%
Consumer Discretionary                                       12.3%             14.5%                (2.2)%
Consumer Non-Discretionary                                    8.7%             10.2%                (1.5)%
Energy                                                        6.4%              8.1%                (1.7)%
Finance                                                      21.3%             14.3%                 7.0 %
Healthcare                                                   13.4%             10.9%                 2.5 %
Manufacturing                                                11.3%             10.2%                 1.1 %
Technology                                                    9.9%             13.0%                (3.1)%
Utilities                                                    12.0%             11.3%                 0.7 %

* This does not constitute the entire Series. The securities in these sectors only represent those that are in the S&P 500 Index.

Asset Allocation:

                                            % of              Notional Value*       Economic Exposure*
Asset Class                               Portfolio             of Futures               6/30/98
Large Cap Stocks                            92.8%                   0.1 %                 92.9%
Mid Cap Stocks                               0.8%                    --                    0.8%
International Stocks                         2.1%                    --                    2.1%
U.S. Government Obligations                  4.0%                    --                    4.0%
Cash Equivalents                             0.3%                  (0.1)%                  0.2%
                                          ==========          =============           =============
  Total Investments                        100.0%                    --                  100.0%
                                          ==========          =============           =============

* Notional value refers to the economic value at risk, or the exposure to the financial instruments underlying the options and futures positions.
Economic exposure reflects GET C's exposure to both changes in value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

Definition of Indices

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Standard & Poor's (S&P) Midcap 400 Index is a value-weighted, unmanaged index of 400 common stocks that assumes the reinvestment of all dividends.

(c) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 11% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(d) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

Aetna GET Fund
Portfolio of Investments - June 30, 1998 (Unaudited)
Series B
--------------------------------------------------------------------------------

                                                         Number
                                                           of           Market
                                                         Shares         Value
                                                      -----------    -----------
COMMON STOCKS (93.2%)

Air Transport (2.9%)
AMR Corp.+ .......................................         22,600    $ 1,881,450
Delta Air Lines, Inc. ............................         10,300      1,331,275
                                                                     -----------
                                                                       3,212,725
                                                                     -----------

Auto Parts and Hardware (2.0%)
Black & Decker Corp. .............................         28,200      1,720,200
Echlin, Inc. .....................................         11,100        544,594
                                                                     -----------
                                                                       2,264,794
                                                                     -----------

Automotive (3.2%)
Chrysler Corp. ...................................         40,200      2,266,274
Ford Motor Co. ...................................         14,600        861,400
General Motors Corp. .............................          6,300        420,919
                                                                     -----------
                                                                       3,548,593
                                                                     -----------

Banks and Thrifts (9.3%)
BankAmerica Corp. ................................         16,500      1,426,219
Chase Manhattan Corp. ............................         32,600      2,461,299
Comerica, Inc. ...................................         17,400      1,152,750
Fifth Third Bancorp ..............................         10,500        661,500
Golden West Financial Corp. ......................         11,500      1,222,594
NationsBank Corp. ................................         14,300      1,093,950
Republic New York Corp. ..........................         18,600      1,170,638
State Street Corp. ...............................         17,200      1,195,400
                                                                     -----------
                                                                      10,384,350
                                                                     -----------

Biotech and Medical Products (1.4%)
Amgen, Inc.+ .....................................         16,900      1,104,838
Guidant Corp. ....................................          6,700        477,794
                                                                     -----------
                                                                       1,582,632
                                                                     -----------

Chemicals (0.3%)
Dow Chemical Co. .................................          3,600        348,075
                                                                     -----------

Commercial Services (0.9%)
Deluxe Corp. .....................................         26,400        945,450
                                                                     -----------

Computers (2.0%)
Ceridian Corp.+ ..................................          8,400        493,500
Sun Microsystems, Inc.+ ..........................         40,700      1,767,906
                                                                     -----------
                                                                       2,261,406
                                                                     -----------

Conglomerate and Aerospace (2.6%)
General Dynamics Corp. ...........................         24,600      1,143,900
Goodrich (B.F.) Co. ..............................         12,900        640,163
Loews Corp. ......................................          6,000        522,750
United Technologies Corp. ........................          6,400        592,000
                                                                     -----------
                                                                       2,898,813
                                                                     -----------

Consumer Finance (1.6%)
Associates First Capital Corp. ...................         10,928        840,090
Countrywide Credit Industries, Inc. ..............         19,500        989,625
                                                                     -----------
                                                                       1,829,715
                                                                     -----------

Consumer Products (0.6%)
American Greetings Corp. .........................         13,100        667,281
                                                                     -----------


Consumer Services (4.0%)
Darden Restaurants, Inc. .........................         82,700     $1,312,863
Marriott International, Inc. .....................         23,500        760,813
Service Corp. International ......................         23,300        998,988
Tricon Global Restaurants, Inc.+ .................         42,800      1,356,225
                                                                      ----------
                                                                       4,428,889
                                                                      ----------

Consumer Specialties (0.5%)
Brunswick Corp. ..................................         21,600        534,600
                                                                      ----------

Data and Imaging Services (2.2%)
Autodesk, Inc. ...................................          5,800        224,025
Microsoft Corp.+ .................................         16,200      1,755,675
Oracle Corp.+ ....................................         17,500        429,844
                                                                      ----------
                                                                       2,409,544
                                                                      ----------

Discretionary Retail (6.7%)
Costco Companies, Inc.+ ..........................            900         56,756
Dayton Hudson Corp. ..............................         25,400      1,231,900
Federated Department Stores, Inc.+ ...............         26,200      1,409,888
Lowe's Co., Inc. .................................         41,400      1,679,288
TJX Companies, Inc. ..............................        126,600      3,054,224
                                                                      ----------
                                                                       7,432,056
                                                                      ----------

Diversified Financial Services (3.6%)
Morgan Stanley, Dean Witter, Discover & Co. ......         22,405      2,047,256
Travelers Group, Inc. ............................         31,450      1,906,656
                                                                      ----------
                                                                       3,953,912
                                                                      ----------

Drugs (6.5%)
Abbott Laboratories ..............................         45,100      1,843,463
Eli Lilly & Co. ..................................         35,300      2,332,005
Johnson & Johnson ................................         29,000      2,138,749
Merck & Co., Inc. ................................          6,600        882,750
                                                                      ----------
                                                                       7,196,967
                                                                      ----------

Electrical Machinery and Instruments (2.7%)
Harris Corp. .....................................          3,200        143,000
Tektronix, Inc. ..................................         23,850        843,694
Xerox Corp. ......................................         20,000      2,032,499
                                                                      ----------
                                                                       3,019,193
                                                                      ----------

Electronic Media (1.2%)
Viacom, Inc.+ ....................................         22,700      1,322,275
                                                                      ----------

Food and Beverage (0.3%)
PepsiCo, Inc. ....................................          8,200        337,738
                                                                      ----------

Food and Drug Retail (3.0%)
CVS Corp. ........................................         47,400      1,845,638
Kroger Co. (The)+ ................................         35,800      1,534,925
                                                                      ----------
                                                                       3,380,563
                                                                      ----------

Forest Products and Building Materials (1.1%)
Ball Corp. .......................................          7,800        313,463
Georgia-Pacific Corp. ............................         13,300        783,869
Owens Corning ....................................          1,700         69,381
                                                                      ----------
                                                                       1,166,713
                                                                      ----------



See Notes to Portfolio of Investments.                                       117

Aetna GET Fund
Portfolio of Investments - June 30, 1998 (Unaudited)
Series B (continued)
--------------------------------------------------------------------------------

                                                        Number
                                                          of            Market
                                                        Shares          Value
                                                       ---------     -----------
Gas Utilities (2.4%)
Coastal Corp. (The) ..........................            5,700     $    397,931
Columbia Gas System, Inc. ....................           19,350        1,076,344
Sempra Energy+ ...............................           42,858        1,189,318
                                                                      ----------
                                                                       2,663,593
                                                                      ----------

Heavy Machinery (1.4%)
NACCO Industries, Inc. .......................            1,400          180,950
Navistar International Corp.+ ................           30,100          869,138
PACCAR, Inc. .................................            9,600          501,600
                                                                      ----------
                                                                       1,551,688
                                                                      ----------

Housing and Furnishings (3.3%)
Centex Corp. .................................           40,800        1,540,200
Fleetwood Enterprises, Inc. ..................           11,000          440,000
Kaufman & Broad Home Corp. ...................           10,900          346,075
Pulte Corp. ..................................           46,400        1,386,200
                                                                      ----------
                                                                       3,712,475
                                                                      ----------

Industrial Services (0.2%)
Fluor Corp. ..................................            4,400          224,400
                                                                      ----------

Insurance (4.1%)
Allstate Corp. (The) .........................           21,900        2,005,218
CIGNA Corp. ..................................            1,100           75,900
Conseco, Inc. ................................           26,200        1,224,850
MGIC Investment Corp. ........................            4,800          273,900
SunAmerica, Inc. .............................           12,200          700,738
Torchmark Corp. ..............................            6,300          288,225
                                                                      ----------
                                                                       4,568,831
                                                                      ----------

Investment Services (3.4%)
Lehman Brothers Holdings, Inc. ...............           25,500        1,977,844
Merrill Lynch & Co., Inc. ....................           13,200        1,217,700
Providian Financial Corp. ....................            7,300          573,506
                                                                      ----------
                                                                       3,769,050
                                                                      ----------

Major Telecommunications (5.5%)
AT&T Corp. ...................................            6,600          377,025
BellSouth Corp. ..............................           36,700        2,463,487
MCI Communications Corp. .....................           28,100        1,633,313
Sprint Corp. .................................           23,600        1,663,800
                                                                      ----------
                                                                       6,137,625
                                                                      ----------

Oil (2.4%)
Ashland Oil, Inc. ............................           20,600        1,063,475
Phillips Petroleum Co. .......................           10,800          520,425
Sun Company, Inc. ............................           27,600        1,071,225
                                                                      ----------
                                                                       2,655,125
                                                                      ----------

Oil Services (0.5%)
Helmerich & Payne, Inc. ......................           26,400          587,400
                                                                      ----------

Other Telecommunications (1.5%)
US WEST, Inc. ...............................            35,900        1,687,300
                                                                    ------------

Print Media (2.9%)
Dun & Bradstreet Corp. ......................            11,000          397,375
Knight-Ridder, Inc. .........................            19,400        1,068,213


Print Media (continued)
New York Times Co. ..........................            21,200     $  1,680,100
Tribune Co. .................................             1,200           82,575
                                                                    ------------
                                                                       3,228,263
                                                                    ------------

Producer Goods (5.8%)
Aeroquip-Vickers, Inc. ......................            19,400        1,132,475
Cincinnati Milacron, Inc. ...................            15,700          381,706
FMC Corp.+ ..................................            14,100          961,444
Ingersoll-Rand Co. ..........................            25,300        1,114,781
ITT Industries, Inc. ........................            39,800        1,487,525
Parker-Hannifin Corp. .......................            11,900          453,688
Thermo Electron Corp.+ ......................             3,500          119,656
Thomas & Betts Corp. ........................             2,400          118,200
Timken Co. ..................................            20,800          640,900
                                                                    ------------
                                                                       6,410,375
                                                                    ------------

Steel (0.6%)
Bethlehem Steel Corp.+ ......................            42,000          522,375
USX-US Steel Group, Inc. ....................             4,800          158,400
                                                                    ------------
                                                                         680,775
                                                                    ------------

Surface Transport (0.4%)
Burlington Northern Santa Fe Corp. ..........             4,100          402,569
                                                                    ------------

Textiles and Apparel (0.2%)
Liz Claiborne, Inc. .........................             3,600          188,100
                                                                    ------------
Total Common Stocks (cost $89,178,019)                               103,593,853
                                                                    ------------
                                                     Principal
                                                      Amount
                                                     ---------
SHORT-TERM INVESTMENTS (7.3%)
Federal Home Loan Bank, 5.40%, 07/01/98 .......     $7,797,000         7,797,000
U.S. Treasury Bill, 5.025%, 08/20/98@ .........        300,000           297,980
                                                                    ------------
Total Short-Term Investments (cost $8,094,905)
                                                                       8,094,980
                                                                    ------------
TOTAL INVESTMENTS (cost $97,272,924)(a)                              111,688,833
Other assets less liabilities
                                                                        (543,138)
                                                                    ------------
Total Net Assets                                                    $111,145,695
                                                                    ============

118   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $97,381,992. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains ....................                $15,105,284
Unrealized losses ...................                  (798,443)
                                                     -----------
  Net unrealized gain ...............                $14,306,841
                                                     ===========

Information concerning open future contracts at June 30, 1998 is shown below:

                      No. of     Initial    Expiration   Unrealized
                     Contracts    Value       Date       Gain/(Loss)
                     ---------  ---------   ----------   -----------
Long Contracts
-------------------
S & P 500 Index
  Futures.........      18      $5,038,200   Sept. 98    $  105,300
                                ==========               ==========

+ Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1998.

Category percentages are based on net assets.

                                        See Notes to Financial Statements.   119

Aetna GET Fund
Portfolio of Investments - June 30, 1998 (Unaudited)
Series C
--------------------------------------------------------------------------------

                                                         Number
                                                           of           Market
                                                         Shares         Value
                                                        ---------      --------
COMMON STOCKS (94.9%)

Air Transport (0.6%)
AMR Corp.+ ...................................            9,800       $  815,850
Delta Air Lines, Inc. ........................            2,300          297,275
Southwest Airlines Co. .......................           11,000          325,875
US Airways Group, Inc.+ ......................            4,400          348,700
                                                                      ----------
                                                                       1,787,700
                                                                      ----------

Aluminum (0.2%)
Alcan Aluminum Ltd. ..........................            6,700          185,088
Aluminum Co. of America ......................            4,900          323,094
Reynolds Metals Co. ..........................            2,500          139,844
                                                                      ----------
                                                                         648,026
                                                                      ----------

Auto Parts and Hardware (0.3%)
Black & Decker Corp. .........................            3,100          189,100
Briggs & Stratton Corp. ......................              300           11,231
Cooper Tire & Rubber Co. .....................              900           18,563
Echlin, Inc. .................................              600           29,438
Genuine Parts Co. ............................            4,750          164,172
Goodyear Tire & Rubber Co. (The) .............            4,600          296,413
Snap-On, Inc. ................................            2,300           83,375
Stanley Works ................................            2,700          112,219
                                                                      ----------
                                                                         904,511
                                                                      ----------

Automotive (2.0%)
Chrysler Corp. ...............................           19,500        1,099,313
Dana Corp. ...................................            4,400          235,400
Eaton Corp. ..................................            3,100          241,025
Ford Motor Co. ...............................           34,300        2,023,699
General Motors Corp. .........................           21,600        1,443,150
Johnson Controls, Inc. .......................            2,500          142,969
TRW, Inc. ....................................            3,700          202,113
                                                                      ----------
                                                                       5,387,669
                                                                      ----------

Banks and Thrifts (10.1%)
Ahmanson (H. F.) & Co. .....................              6,000          426,000
Banc One Corp. .............................             20,570        1,148,063
Bank of New York Co., Inc. .................             10,700          649,356
BankAmerica Corp. ..........................             29,700        2,567,193
BankBoston Corp. ...........................              8,200          456,125
Bankers Trust New York Corp. ...............              5,300          615,131
BB&T Corp. .................................              6,100          412,513
Chase Manhattan Corp. ......................             25,400        1,917,699
Citicorp ...................................             14,500        2,164,124
Comerica, Inc. .............................              8,600          569,750
Fifth Third Bancorp ........................              9,525          600,075
First Chicago NBD Corp. ....................             12,400        1,098,950
First Union Corp. ..........................             30,106        1,753,674
Fleet Financial Group, Inc. ................              9,100          759,850
Golden West Financial Corp. ................              3,100          329,569
Huntington Bancshares ......................              8,300          278,050
J.P. Morgan & Co. ..........................              5,200          609,050
KeyCorp ....................................             12,400          441,750


Banks and Thrifts (continued)
Mellon Bank Corp. ..........................             10,100      $   703,213
Mercantile Bancorporation, Inc. ............              3,800          191,425
National City Corp. ........................             10,500          745,500
NationsBank Corp. ..........................             30,834        2,358,800
Northern Trust Corp. .......................              6,100          465,125
Norwest Corp. ..............................             23,400          874,575
PNC Bank Corp. .............................              9,100          489,694
Republic New York Corp. ....................              5,000          314,688
State Street Corp. .........................              7,900          549,050
Summit Bancorporation ......................              7,600          361,000
Suntrust Banks, Inc. .......................             11,500          935,094
U.S. Bancorp ...............................             22,350          961,050
Wachovia Corp. .............................              6,300          532,350
Washington Mutual, Inc. ....................             16,635          722,583
Wells Fargo & Co. ..........................              2,700          996,300
                                                                     -----------
                                                                      27,997,369
                                                                     -----------

Biotech and Medical Products (1.0%)
Alza Corp.+ ....................................          1,900           82,175
Amgen, Inc.+ ...................................          7,900          516,463
Bausch & Lomb, Inc. ............................          1,800           90,225
Becton, Dickinson & Co. ........................          4,100          318,263
Biomet, Inc.+ ..................................          2,000           66,125
Boston Scientific Corp.+ .......................          2,500          179,063
Guidant Corp. ..................................          7,300          520,581
Medtronic, Inc. ................................         15,100          962,625
                                                                       ---------
                                                                       2,735,520
                                                                       ---------

Chemicals (1.4%)
Dow Chemical Co. ...............................          6,600          638,138
Du Pont (E.I.) de Nemours ......................         36,100        2,693,962
Eastman Chemical Co. ...........................          2,400          149,400
Hercules, Inc. .................................          3,100          127,488
Rohm & Haas Co. ................................          2,800          291,025
                                                                       ---------
                                                                       3,900,013
                                                                       ---------

Commercial Services (0.4%)
Cognizant Corp. ................................          4,900          308,700
Deluxe Corp. ...................................          1,500           53,719
Interpublic Group of Co., Inc. .................          5,100          309,506
Omnicom Group, Inc. ............................          6,300          314,213
RR Donnelley & Sons Co. ........................          4,200          192,150
                                                                       ---------
                                                                       1,178,288
                                                                       ---------

Computers (3.4%)
Apple Computer, Inc.+ ..........................          6,500          186,469
Ceridian Corp.+ ................................          2,200          129,250
Compaq Computer Corp. ..........................         22,232          630,833
Computer Sciences Corp.+ .......................          5,000          320,000
Data General Corp.+ ............................          1,100           16,431
Dell Computer Corp.+ ...........................         32,800        3,044,249
Gateway 2000, Inc.+ ............................          4,900          248,063
Hewlett Packard Co. ............................         12,500          748,438
International Business Machines, Inc. ..........         28,400        3,260,674

120   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                                         Number
                                                           of           Market
                                                         Shares         Value
                                                        ---------      --------
Computers (continued)
Sun Microsystems, Inc.+ ......................           12,000      $   521,250
Unisys Corp.+ ................................           13,700          387,025
                                                                     -----------
                                                                       9,492,682
                                                                     -----------

Conglomerate and Aerospace (4.3%)
Crane Co. ....................................              800           38,850
General Dynamics Corp. .......................            4,400          204,600
General Electric Co. .........................           98,200        8,936,199
Goodrich (B.F.) Co. ..........................            1,000           49,625
Lockheed Martin Corp. ........................            6,200          656,425
National Service Industries, Inc. ............              800           40,700
Northrop Grumman Corp. .......................            3,400          350,625
Raytheon Co. .................................            6,900          407,963
Tenneco, Inc. ................................            5,600          213,150
Textron, Inc. ................................            5,000          358,438
United Technologies Corp. ....................            7,300          675,250
                                                                     -----------
                                                                      11,931,825
                                                                     -----------

Consumer Finance (2.2%)
Associates First Capital Corp. ...............           14,499        1,114,611
Countrywide Credit Industries, Inc. ..........            3,200          162,400
Federal Home Loan Mortgage Corp. .............           27,600        1,298,925
Federal National Mortgage Association ........           42,200        2,563,649
Household International, Inc. ................           10,500          522,375
MBNA Corp. ...................................           15,050          496,650
Ryder System, Inc. ...........................            1,600           50,500
                                                                     -----------
                                                                       6,209,110
                                                                     -----------

Consumer Products (3.5%)
Alberto-Culver Co. ...........................            1,000           29,000
American Greetings Corp. .....................            1,200           61,125
Avon Products, Inc. ..........................            3,500          271,250
Bestfoods ....................................            8,400          487,725
Clorox Co. ...................................            2,700          257,513
Colgate-Palmolive Co. ........................            9,400          827,200
Gillette Co. .................................           32,800        1,859,349
International Flavors &
  Fragrances, Inc. ...........................            3,300          143,344
Kimberly-Clark Corp. .........................            7,100          325,713
Procter & Gamble Co. .........................           40,900        3,724,455
Unilever NV ..................................           19,700        1,555,068
                                                                     -----------
                                                                       9,541,742
                                                                     -----------

Consumer Services (1.1%)
Cendant Corp.+ .............................             25,334          528,847
Darden Restaurants, Inc. ...................              6,200           98,425
H & R Block, Inc. ..........................              5,100          214,838
Harrah's Entertainment, Inc.+ ..............              1,200           27,900
Hilton Hotels Corp. ........................              7,100          202,350
Marriott International, Inc. ...............              3,900          126,263
McDonald's Corp. ...........................             20,100        1,386,900
Mirage Resorts, Inc.+ ......................              5,200          110,825
Service Corp. International ................              6,400          274,400
Tricon Global Restaurants, Inc.+ ...........              2,470           78,268
                                                                     -----------
                                                                       3,049,016
                                                                     -----------



Consumer Specialties (0.2%)
Brunswick Corp. ............................              4,300      $   106,425
Hasbro, Inc. ...............................              2,500           98,281
Mattel, Inc. ...............................              9,800          414,663
                                                                     -----------
                                                                         619,369
                                                                     -----------

Data and Imaging Services (5.6%)
Adobe Systems, Inc. ........................              2,000           84,875
Autodesk, Inc. .............................              2,300           88,838
Automatic Data Processing, Inc. ............              8,600          626,725
Cisco Systems, Inc.+ .......................             30,800        2,835,524
Computer Associates
  International, Inc. ......................             27,950        1,552,971
EMC/MASS Corp.+ ............................             27,100        1,214,419
Microsoft Corp.+ ...........................             74,300        8,052,262
Novell, Inc.+ ..............................             10,800          137,700
Oracle Corp.+ ..............................             29,300          719,681
Parametric Technology Co.+ .................              7,200          195,300
                                                                     -----------
                                                                      15,508,295
                                                                     -----------

Discretionary Retail (5.7%)
AutoZone, Inc.+ ................................          4,500          143,719
Circuit City Stores, Inc. ......................          3,000          140,625
Consolidated Stores Corp.+ .....................          3,200          116,000
Costco Companies, Inc.+ ........................          8,800          554,950
Dayton Hudson Corp. ............................         18,200          882,700
Dillards, Inc. .................................          3,700          153,319
Federated Department Stores, Inc.+ .............          9,100          489,694
Gap, Inc. ......................................         19,650        1,210,931
Home Depot, Inc. ...............................         31,550        2,620,621
J.C. Penney Co., Inc. ..........................          7,100          513,419
Kmart Corp.+ ...................................         21,100          406,175
Lowe's Companies, Inc. .........................         10,200          413,738
May Department Stores Co. ......................          9,300          609,150
Mercantile Stores Co., Inc. ....................            500           39,469
Nordstrom, Inc. ................................          2,300          177,675
Sears, Roebuck & Co. ...........................         11,100          677,794
Tandy Corp. ....................................          5,000          265,313
The Limited, Inc. ..............................          6,800          225,250
TJX Companies, Inc. ............................         15,800          381,175
Toys "R" Us, Inc.+ .............................          8,900          209,706
Wal-Mart Stores, Inc. ..........................         89,700        5,449,274
                                                                      ----------
                                                                      15,680,697
                                                                      ----------

Diversified Financial Services (2.7%)
American Express Co. ...........................         14,800        1,687,199
American General Corp. .........................          8,164          581,175
Morgan Stanley, Dean Witter,
  Discover & Co. ...............................         24,375        2,227,265
Transamerica Corp. .............................          1,800          207,225
Travelers Group, Inc. ..........................         46,154        2,798,085
                                                                       ---------
                                                                       7,500,949
                                                                       ---------

Drugs (10.8%)
Abbott Laboratories ............................         46,400        1,896,599
American Home Products Corp. ...................         37,900        1,961,324
Baxter International, Inc. .....................          3,600          193,725

Aetna GET Fund
Portfolio of Investments - June 30, 1998 (Unaudited)
Series C (continued)
--------------------------------------------------------------------------------

                                                         Number
                                                           of           Market
                                                         Shares         Value
                                                        ---------      --------
Drugs (continued)
Bristol-Myers Squibb Co. .......................          40,500     $ 4,654,968
Eli Lilly & Co. ................................          35,600       2,351,824
Johnson & Johnson ..............................          39,300       2,898,374
Merck & Co., Inc. ..............................          35,000       4,681,249
Pfizer, Inc. ...................................          52,400       5,695,224
Pharmacia & Upjohn, Inc. .......................           6,500         299,813
Schering Plough ................................          37,600       3,445,099
Warner Lambert Co. .............................          24,400       1,692,749
                                                                     -----------
                                                                      29,770,948
                                                                     -----------

Electric Utilities (1.9%)
Ameren Corp. ...................................           4,000         159,000
American Electric Power Co. ....................           5,000         226,875
Baltimore Gas & Electric Co. ...................           4,000         124,250
Carolina Power & Light Co. .....................           4,100         177,838
Central & South West Corp. .....................           6,800         182,750
Cinergy Corp. ..................................           4,200         147,000
Consolidated Edison ............................           7,800         359,288
Dominion Resources, Inc. .......................           6,000         244,500
DTE Energy Co. .................................           7,900         318,963
Edison International ...........................          11,200         331,100
Entergy Corp. ..................................           6,400         184,000
FirstEnergy Corp. ..............................           5,300         162,975
GPU, Inc. ......................................           3,500         132,344
Houston Industries, Inc. .......................           9,515         293,776
Northern States Power Co. ......................           2,000          57,250
PacifiCorp .....................................           8,100         183,263
Peco Energy Co. ................................           7,100         207,231
PG&E Corp. .....................................          11,800         372,438
PP&L Resources, Inc. ...........................           4,400          99,825
Public Service Enterprise Group, Inc. ..........           6,300         216,956
Southern Co. ...................................          20,600         570,363
Texas Utilities Co. ............................           6,957         289,585
Unicom Corp. ...................................           5,900         206,869
                                                                     -----------
                                                                       5,248,439
                                                                     -----------

Electrical Machinery and Instruments (0.6%)
Harris Corp. ...................................           2,700         120,656
Pitney Bowes, Inc. .............................           8,900         428,313
Tektronix, Inc. ................................           2,050          72,519
Xerox Corp. ....................................          10,400       1,056,900
                                                                     -----------
                                                                       1,678,388
                                                                     -----------

Electronic Media (1.9%)
CBS Corp. ......................................          22,800         723,900
Clear Channel Communications, Inc.+ ............           2,800         305,550
Comcast Corp. ..................................          10,100         409,997
King World Production, Inc.+ ...................           1,200          30,600
Tele-Communications, Inc.+ .....................          13,000         499,688
Time Warner, Inc. ..............................           6,400         546,800
Viacom, Inc.+ ..................................           9,100         530,075
Walt Disney Co. (The) ..........................          19,900       2,090,743
                                                                     -----------
                                                                       5,137,353
                                                                     -----------


Food and Beverage (4.9%)
Anheuser-Busch Co., Inc. .........................         14,200    $   670,063
Archer-Daniels-Midland Co. .......................         15,285        296,147
Brown-Forman Corp. ...............................          2,100        134,925
Campbell Soup Co. ................................          5,800        308,125
Coca-Cola Co. ....................................         72,200      6,173,099
Conagra, Inc. ....................................          6,100        193,294
Coors (Adolph) Co. ...............................          1,000         34,000
Fortune Brands, Inc. .............................          5,600        215,250
General Mills, Inc. ..............................          4,500        307,688
Heinz (H.J.) Co. .................................         11,900        667,888
Hershey Foods Corp. ..............................          4,100        282,900
Kellogg Co. ......................................         11,400        428,213
PepsiCo, Inc. ....................................         44,300      1,824,605
Pioneer Hi-Bred International, Inc. ..............          5,700        235,838
Quaker Oats Co. ..................................          4,600        252,713
Ralston-Ralston Purina Group .....................          3,300        385,481
Sara Lee Corp. ...................................         14,100        788,719
Wrigley (Wm.) Jr. Co. ............................          3,000        294,000
                                                                     -----------
                                                                      13,492,948
                                                                     -----------

Food and Drug Retail (1.0%)
Albertson's, Inc. ................................          7,500        388,594
American Stores Co. ..............................          7,300        176,569
CVS Corp. ........................................         11,600        451,675
Kroger Co. (The)+ ................................          7,600        325,850
Longs Drug Stores, Inc. ..........................            800         23,100
Rite Aid Corp. ...................................          9,600        360,600
SUPERVALU, INC ...................................          2,000         88,750
Sysco Corp. ......................................         10,400        266,500
Walgreen Co. .....................................         14,000        578,375
Winn-Dixie Stores, Inc. ..........................          4,000        204,750
                                                                     -----------
                                                                       2,864,763
                                                                     -----------

Forest Products and Building Materials (0.6%)
Armstrong World Industries, Inc. .................            800         53,900
Bemis Co., Inc. ..................................          1,700         69,488
Crown Cork & Seal Co., Inc. ......................          2,500        118,750
Fort James Corp. .................................          8,500        378,250
Masco Corp. ......................................          6,700        405,350
Mead Corp. .......................................          3,000         95,250
Owens-Illinois, Inc.+ ............................          6,600        295,350
Sealed Air Corp.+ ................................            964         35,427
Temple-Inland, Inc. ..............................          1,600         86,200
Westvaco Corp. ...................................          1,000         28,250
Weyerhaeuser Co. .................................          2,500        115,469
                                                                     -----------
                                                                       1,681,684
                                                                     -----------

Gas Utilities (0.5%)
Coastal Corp. (The) ..............................          5,700        397,931
Columbia Gas System, Inc. ........................          1,500         83,438
Consolidated Natural Gas Co. .....................          1,900        111,863
Eastern Enterprises ..............................            500         21,438
Enron Corp. ......................................          3,700        200,031


122   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                                         Number
                                                           of           Market
                                                         Shares         Value
                                                        ---------      --------
Gas Utilities (continued)
NICOR, Inc. ..................................              900       $   36,113
ONEOK, Inc. ..................................              700           27,913
People's Energy Corp. ........................              600           23,175
Sempra Energy+ ...............................            4,511          125,191
Williams Co., Inc. (The) .....................            8,500          286,875
                                                                      ----------
                                                                       1,313,968
                                                                      ----------

Health Services (1.0%)
Cardinal Health, Inc. ........................            4,700          440,625
Columbia/HCA Healthcare Corp. ................            7,900          230,088
HBO & Co. ....................................           22,200          782,550
HEALTHSOUTH Corp.+ ...........................           17,100          456,356
Humana, Inc.+ ................................            2,000           62,375
Manor Care, Inc. .............................            1,100           42,281
Shared Medical Systems Corp. .................              800           58,750
Tenet Healthcare Corp.+ ......................            8,800          275,000
United Healthcare Corp. ......................            5,500          349,250
                                                                      ----------
                                                                       2,697,275
                                                                      ----------

Heavy Machinery (0.7%)
Case Corp. ...................................            3,200          154,400
Caterpillar, Inc. ............................           11,100          586,913
Cummins Engine Company, Inc. .................            2,100          107,625
Deere & Co. ..................................           12,700          671,513
NACCO Industries, Inc. .......................              200           25,850
Navistar International Corp.+ ................            2,300           66,413
PACCAR, Inc. .................................            4,300          224,675
                                                                      ----------
                                                                       1,837,389
                                                                      ----------

Housing and Furnishings (0.3%)
Centex Corp. .................................            3,200          120,800
Fleetwood Enterprises, Inc. ..................              700           28,000
Kaufman & Broad Home Corp. ...................              900           28,575
Maytag Corp. .................................            3,900          192,563
Newell Co. ...................................            4,100          204,231
Pulte Corp. ..................................            1,000           29,875
Rubbermaid, Inc. .............................            1,800           59,738
Whirlpool Corp. ..............................            2,200          151,250
                                                                      ----------
                                                                         815,032
                                                                      ----------

Industrial Services (0.2%)
Browning-Ferris Industries, Inc. .............            6,300          218,925
Fluor Corp. ..................................            2,400          122,400
Foster Wheeler Corp. .........................              600           12,863
Laidlaw, Inc. ................................            9,500          115,781
                                                                      ----------
                                                                         469,969
                                                                      ----------

Insurance (4.3%)
Allstate Corp. (The) .........................           22,900        2,096,780
American International Group, Inc. ...........           22,250        3,248,499
Aon Corp. ....................................            5,050          354,763
Chubb Corp. ..................................            4,600          369,725
CIGNA Corp. ..................................            6,900          476,100
Cincinnati Financial Corp. ...................            4,800          184,200


Insurance (continued)
Conseco, Inc. ..............................             7,600       $   355,300
General Re Corp. ...........................             2,400           608,400
Hartford Financial Services
  Group, Inc. ..............................             3,600           411,750
Jefferson-Pilot Corp. ......................             4,600           266,513
Lincoln National Corp. .....................             4,600           420,325
Marsh & McLennan Co., Inc. .................             9,900           598,331
MBIA, Inc. .................................             4,400           329,450
MGIC Investment Corp. ......................             5,100           291,019
Progressive Corp. ..........................             3,900           549,900
Safeco Corp. ...............................             3,800           172,663
St. Paul Co., Inc. .........................             5,896           248,001
SunAmerica, Inc. ...........................             9,350           537,041
Torchmark Corp. ............................             4,200           192,150
UNUM Corp. .................................             4,000           222,000
                                                                     -----------
                                                                      11,932,910
                                                                     -----------

Investment Services (1.0%)
Charles Schwab Corp. .......................             7,000           227,500
Franklin Resources, Inc. ...................             8,100           437,400
Lehman Brothers Holdings, Inc. .............             5,700           442,106
Merrill Lynch & Co., Inc. ..................            14,100         1,300,725
Providian Financial Corp. ..................             2,800           219,975
                                                                     -----------
                                                                       2,627,706
                                                                     -----------

Major Telecommunications (6.9%)
Alltel Corp. ...............................             4,900           227,850
Ameritech Corp. ............................            35,300         1,584,087
AT&T Corp. .................................            82,100         4,689,962
Bell Atlantic Corp. ........................            62,336         2,844,079
BellSouth Corp. ............................            50,800         3,409,949
GTE Corp. ..................................            28,100         1,563,062
SBC Communications, Inc. ...................            74,844         2,993,759
Sprint Corp. ...............................             4,400           310,200
WorldCom, Inc.+ ............................            31,000         1,501,562
                                                                     -----------
                                                                      19,124,510
                                                                     -----------

Oil (4.8%)
Amoco Corp. ................................            12,300           511,988
Apache Corp. ...............................             3,000            94,500
Ashland Oil, Inc. ..........................             2,900           149,713
Atlantic Richfield Co. .....................             3,900           304,688
Chevron Corp. ..............................            20,200         1,677,862
Exxon Corp. ................................            73,800         5,262,862
Mobil Corp. ................................             9,300           712,613
Occidental Petroleum Corp. .................            10,800           291,600
Pennzoil Co. ...............................             2,300           116,438
Phillips Petroleum Co. .....................             7,700           371,044
Royal Dutch Petroleum Co. ..................            62,700         3,436,743
Sun Company, Inc. ..........................             2,900           112,556
USX-Marathon Group .........................             8,200           281,363
                                                                     -----------
                                                                      13,323,970
                                                                     -----------

Oil Services (0.8%)
Baker Hughes, Inc. .........................             5,700           197,006

Aetna GET Fund
Portfolio of Investments - June 30, 1998 (Unaudited)
Series C (continued)
--------------------------------------------------------------------------------

                                                         Number
                                                           of           Market
                                                         Shares         Value
                                                        ---------      --------
Oil Services (continued)
Halliburton Co. ..............................           10,500       $  467,906
Helmerich & Payne, Inc. ......................            1,400           31,150
McDermott International, Inc. ................            2,900           99,869
Rowan Co., Inc.+ .............................            4,400           85,525
Schlumberger Ltd. ............................           17,600        1,202,300
Western Atlas, Inc.+ .........................            2,200          186,725
                                                                      ----------
                                                                       2,270,481
                                                                      ----------

Other Telecommunications (2.6%)
AirTouch Communications, Inc.+ ...............           18,000        1,051,875
Frontier Corp. ...............................            5,000          157,500
General Instrument Corp.+ ....................            4,300          116,906
Lucent Technologies, Inc. ....................           39,600        3,294,224
MediaOne Group, Inc.+ ........................           18,800          826,025
Northern Telecom Ltd. ........................            6,300          357,525
Scientific Atlanta, Inc. .....................              900           22,838
Tellabs, Inc.+ ...............................            5,500          393,938
U S WEST, Inc. ...............................           21,413        1,006,431
                                                                      ----------
                                                                       7,227,262
                                                                      ----------

Print Media (0.8%)
Dow Jones & Co., Inc. ........................            2,200          122,650
Dun & Bradstreet Corp. .......................            5,100          184,238
Equifax, Inc. ................................            4,400          159,775
Gannett Co., Inc. ............................            8,800          625,350
Knight-Ridder, Inc. ..........................            4,300          236,769
McGraw-Hill Co., Inc. ........................            2,700          220,219
Meredith Corp. ...............................            1,500           70,406
New York Times Co. ...........................            2,900          229,825
Times Mirror Co. .............................            2,700          169,763
Tribune Co. ..................................            3,400          233,963
                                                                      ----------
                                                                       2,252,958
                                                                      ----------

Producer Goods (3.0%)
Aeroquip-Vickers, Inc. .......................              500           29,188
Allegheny Teledyne, Inc. .....................            5,500          125,813
Allied Signal, Inc. ..........................           17,500          776,563
Avery Dennison Corp. .........................            4,600          247,250
Cincinnati Milacron, Inc. ....................              900           21,881
Cooper Industries, Inc. ......................            5,900          324,131
Corning, Inc. ................................            2,800           97,300
Dover Corp. ..................................            6,600          226,050
Dresser Industries, Inc. .....................            5,300          233,531
Ecolab, Inc. .................................            3,600          111,600
Emerson Electric Co. .........................           13,800          833,175
FMC Corp.+ ...................................              600           40,913
General Signal Corp. .........................              900           32,400
Grainger (W. W.), Inc. .......................            3,200          159,400
Honeywell, Inc. ..............................            3,800          317,538
Ikon Office Solutions, Inc. ..................            4,300           62,619
Illinois Tool Works, Inc. ....................            7,800          520,163
Ingersoll-Rand Co. ...........................            8,400          370,125
ITT Industries, Inc. .........................            5,100          190,613


Producer Goods (continued)
Minnesota Mining and Manufacturing
  Co. ........................................           12,900     $  1,060,219
Parker-Hannifin Corp. ........................            6,000          228,750
PPG Industries, Inc. .........................            5,100          354,769
Raychem Corp. ................................            3,000           88,688
Sherwin-Williams Co. .........................            4,600          152,375
Thermo Electron Corp.+ .......................            4,500          153,844
Thomas & Betts Corp. .........................            1,700           83,725
Timken Co. ...................................            1,700           52,381
Tyco International Ltd. ......................           23,700        1,493,100
                                                                    ------------
                                                                       8,388,104
                                                                    ------------

Semiconductors and Electronics (0.5%)
Intel Corp. ..................................           20,000        1,482,500
                                                                    ------------
Specialty Chemicals (0.3%)
Air Products and Chemicals, Inc. .............            6,800          272,000
Engelhard Corp. ..............................            4,100           83,025
Grace (W.R.) & Co.+ ..........................            1,800           30,713
Great Lakes Chemical Corp. ...................              700           27,606
Morton International, Inc. ...................            4,200          105,000
Nalco Chemical Co. ...........................            1,100           38,638
Praxair, Inc. ................................            4,700          220,019
Sigma-Aldrich Corp. ..........................            1,900           66,738
                                                                    ------------
                                                                         843,739
                                                                    ------------
Steel (0.1%)
Armco, Inc.+ .................................            3,400           21,675
Barrick Gold Corp. ...........................            4,800           92,100
Bethlehem Steel Corp.+ .......................            3,200           39,800
Nucor Corp. ..................................            1,900           87,400
USX-US Steel Group, Inc. .....................            4,700          155,100
                                                                    ------------
                                                                         396,075
                                                                    ------------
Surface Transport (0.5%)
Burlington Northern Santa Fe Corp. ...........            4,800          471,300
CSX Corp. ....................................            5,900          268,450
FDX Corp. Holding Co.+ .......................            4,480          281,120
Norfolk Southern Corp. .......................           10,700          318,994
                                                                    ------------
                                                                       1,339,864
                                                                    ------------
Textiles and Apparel (0.2%)
Liz Claiborne, Inc. ..........................            1,901           99,311
Venator Group, Inc.+ .........................            4,100           78,413
VF Corp. .....................................            4,400          226,600
                                                                    ------------
                                                                         404,324
                                                                    ------------
Total Common Stocks (cost $213,981,262)                              262,695,340
                                                                    ------------
PREFERRED STOCKS (0.4%)

Chemicals (0.1%)
Union Carbide Corp. ..........................            3,400          181,475
                                                                    ------------
Electric Utilities (0.3%)
Duke Energy Corp. ............................           10,330          612,053
FPL Group, Inc. ..............................            4,800          302,400
                                                                    ------------
                                                                         914,453
                                                                    ------------
Total Preferred Stocks (cost $864,320)                                 1,095,928
                                                                    ------------


124   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                                        Principal       Market
                                                         Amount         Value
                                                        ---------      --------
LONG-TERM BONDS AND NOTES (4.0%)

U.S. Government Obligations (4.0%)
U.S. Treasury Strip, Zero Coupon,11/15/01 ........     $8,720,000   $  7,250,601
U.S. Treasury Strip, Zero Coupon, 02/15/02 .......      4,671,000      3,841,900
                                                                    ------------
Total Long-Term Bonds and Notes (cost $10,652,432)                    11,092,501
                                                                    ------------
SHORT-TERM INVESTMENTS (0.3%)
Federal Home Loan Bank, 5.40%, 07/01/98 ..........        510,000        510,000
U.S. Treasury Bill, 5.06%, 08/20/98@  ............        100,000         99,327
U.S. Treasury Bill, 5.08%, 08/20/98@  ............        100,000         99,327
                                                                    ------------
Total Short-Term Investments (cost $708,592)                             708,654
                                                                    ------------
TOTAL INVESTMENTS (cost $226,206,606)(a)                             275,592,423

Other assets less liabilities                                          1,265,965
                                                                    ------------
Total Net Assets                                                    $276,858,388
                                                                    ============

Notes to Portfolio of Investments


(a) The cost of investments for federal income tax purposes amounts to $225,620,051. Unrealized gains and losses, based on identified tax cost at June 30, 1998, are as follows:

Unrealized gains .........................................           $51,314,678
Unrealized losses ........................................            (1,342,306)
                                                                     -----------
  Net unrealized gain.....................................           $49,972,372
                                                                     ===========

Information concerning open futures contracts at June 30, 1998 is shown below:

                      No. of      Initial     Expiration    Unrealized
                     Contracts     Value         Date       Gain/(Loss)
                     ---------   ---------    ----------    -----------
Long Contracts
-------------------
S & P 500 Index
  Futures..........      1        $281,770      Sept. 98       $3,971
                                  ========                     ======

+ Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 1998. Category percentages are based on net assets.

Category percentages are based on net assets.

                                       See Notes to Financial Statements.    125

Aetna GET Fund
Statements of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Series B       Series C
                                                                      ------------   ------------

Assets:
Investments, at market value .......................................  $111,688,833   $275,592,423
Cash ...............................................................         1,230          1,209
Receivable for:
  Dividends and interest ...........................................        81,420        244,034
  Investments sold .................................................       797,274      6,136,836
Prepaid Expenses ...................................................         2,302          2,497
                                                                      ------------   ------------
         Total assets ..............................................   112,571,059    281,976,999
                                                                      ------------   ------------
Liabilities:
Payable for:
  Investments purchased ............................................     1,273,361      4,952,709
  Fund shares redeemed .............................................        38,813         10,466
  Variation margin .................................................        38,250          2,125
Accrued investment advisory fees ...................................        62,029        124,590
Accrued administrative services fees ...............................         5,985         15,043
Accrued custodian fees .............................................         1,764          5,053
Other liabilities ..................................................         5,162          8,625
                                                                      ------------   ------------
         Total liabilities .........................................     1,425,364      5,118,611
                                                                      ------------   ------------
  NET ASSETS .......................................................  $111,145,695   $276,858,388
                                                                      ============   ============
Net assets represented by:
Paid-in capital ....................................................  $ 80,341,780   $208,956,126
Net unrealized gain on investments and open futures contracts ......    14,521,208     49,389,788
Undistributed net investment income ................................       395,487      1,169,013
Accumulated net realized gain on investments .......................    15,887,220     17,343,461
                                                                      ------------   ------------
  NET ASSETS .......................................................  $111,145,695   $276,858,388
                                                                      ============   ============
Capital Shares
Par Value ..........................................................  $      0.001   $      0.001
Outstanding ........................................................     7,883,485     20,601,670
Net Asset Value, redemption price per share (net assets divided
  by shares outstanding) ...........................................  $     14.099   $     13.439

Cost of investments ................................................  $ 97,272,924   $226,206,606

See Notes to Financial Statements.

Aetna GET Fund
Statements of Operations
Six Month Period Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Series B       Series C
                                                                      ------------   ------------

Investment Income:
Dividends .......................................................     $    644,708    $  1,715,564
Interest ........................................................          283,599         504,903
                                                                      ------------    ------------
                                                                           928,307       2,220,467
Foreign taxes withheld on dividends .............................           (2,030)         (7,080)
                                                                      ------------    ------------
         Total investment income ................................          926,277       2,213,387
                                                                      ------------    ------------
Expenses:
Investment advisory fees ........................................          395,180         777,462
Administrative services fees ....................................           65,840         161,557
Custody fees ....................................................            1,757           5,110
Transfer agent fees .............................................              570             480
Audit fees ......................................................            2,435           2,582
Printing and postage fees .......................................            1,477           2,582
Trustees' fees ..................................................              499           1,213
Miscellaneous expenses ..........................................              299             625
                                                                      ------------    ------------
         Total expenses .........................................          468,057         951,611
                                                                      ------------    ------------
Net investment income ...........................................          458,220       1,261,776
                                                                      ------------    ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain on:
  Sale of investments ...........................................       15,509,332      18,314,282
  Futures contracts .............................................          499,748         171,684
                                                                      ------------    ------------
         Net realized gain on investments .......................       16,009,080      18,485,966
                                                                      ------------    ------------
Net change in unrealized gain or loss on:
  Investments ...................................................       (2,110,242)     23,672,008
  Futures contracts .............................................          131,400           3,971
                                                                      ------------    ------------
         Net change in unrealized gain or loss on investments ...       (1,978,842)     23,675,979
                                                                      ------------    ------------
Net realized and change in unrealized gain or loss on investments       14,030,238      42,161,945
                                                                      ------------    ------------
Net increase in net assets resulting from operations ............     $ 14,488,458    $ 43,423,721
                                                                      ============    ============

See Notes to Financial Statements.

Aetna GET Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              Series B                          Series C
                                                                   -------------------------------  --------------------------------

                                                                    Six Month                        Six Month
                                                                     Period                          Period
                                                                      Ended                           Ended
                                                                    June 30,                         June 30,
                                                                      1998         Year Ended          1998           Year Ended
                                                                   (Unaudited)   December 31, 1997  (Unaudited)    December 31, 1997
                                                                   -----------   -----------------  -----------    -----------------
Operations:
Net investment income ..........................................  $     458,220    $   1,238,060    $   1,261,776    $   3,674,973
Net realized gain on investments ...............................     16,009,080       23,778,113       18,485,966       25,237,905
Net change in unrealized gain or loss on investments ...........     (1,978,842)       2,699,879       23,675,979       22,900,180
                                                                  -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........     14,488,458       27,716,052       43,423,721       51,813,058
                                                                  -------------    -------------    -------------    -------------
Distributions to Shareholders:
From net investment income .....................................       (299,840)      (1,316,653)        (499,232)      (3,554,172)
From net realized gains ........................................    (23,849,952)     (15,789,390)     (26,131,436)        (292,861)
                                                                  -------------    -------------    -------------    -------------
  Decrease in net assets from distributions to shareholders ....    (24,149,792)     (17,106,043)     (26,630,668)      (3,847,033)
                                                                  -------------    -------------    -------------    -------------
Fund Share Transactions:
Proceeds from share exchanges* .................................      3,358,268          515,787        1,327,547        2,280,242
Net asset value of shares issued upon reinvestment of
  distributions ................................................     24,149,792       17,106,043       26,630,668        3,847,033
Payments for shares redeemed ...................................     (8,638,214)      (9,311,023)     (15,644,674)     (14,783,238)
                                                                  -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets from fund share
    transactions ...............................................     18,869,846        8,310,807       12,313,541       (8,655,963)
                                                                  -------------    -------------    -------------    -------------
Net change in net assets .......................................      9,208,512       18,920,816       29,106,594       39,310,062

Net assets:
Beginning of period ............................................    101,937,183       83,016,367      247,751,794      208,441,732
                                                                  -------------    -------------    -------------    -------------
End of period ..................................................  $ 111,145,695    $ 101,937,183    $ 276,858,388    $ 247,751,794
                                                                  =============    =============    =============    =============
End of period net assets includes undistributed net investment
  income .......................................................  $     395,487    $     237,107    $   1,169,013    $     406,469
                                                                  =============    =============    =============    =============
Share Transactions:
Number of shares exchanged* ....................................        192,704           32,017           97,135          208,233
Number of shares issued upon reinvestment of distributions .....      1,718,558        1,209,626        1,990,323          317,546
Number of shares redeemed ......................................       (509,044)        (598,460)      (1,133,306)      (1,254,289)
                                                                  =============    =============    =============    =============
  Net increase (decrease) ......................................      1,402,218          643,183          954,152         (728,510)
                                                                  =============    =============    =============    =============

* Exchanges into the Series' are from initial shareholders who have exchange privileges.

See Notes to Financial Statements.

Aetna GET Fund
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. Organization

Aetna GET Fund (Fund) is registered under the Investment Company Act of 1940 as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. The Declaration of Trust permits the Fund to offer separate series (Series), each of which has its own investment objective, policies and restrictions.

Currently there are two diversified Series of the Fund, Aetna GET Fund, Series B (GET B) and Aetna GET Fund, Series C (GET C). Both Series seek to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period (Guaranteed Period). The minimum targeted return for each Series during its Guaranteed Period is 2.50% per year before asset based contract charges and each Series' cost of operations.

GET B accumulated deposits from March 15, 1994 to June 30, 1994. The Guaranteed Period for GET B is from July 1, 1994 to June 30, 1999, its maturity date. GET C accumulated deposits from September 16, 1996 to December 16, 1996. The Guaranteed Period for GET C is from December 17, 1996 to December 16, 2001, its maturity date.

Shares of each Series are owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. Currently, all shares are held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

Effective May 1, 1998, Aeltus Investment Management, Inc. (Aeltus) became the Investment Adviser to the Fund. Prior to May 1, 1998, ALIAC acted as Investment Adviser and Aeltus served as Sub-Adviser to the Fund. ALIAC serves as the principal underwriter to the Fund. Aeltus and ALIAC are both wholly-owned subsidiaries of Aetna Retirement Holdings, Inc. and are indirect wholly-owned subsidiaries of Aetna Inc.

2. Summary of Significant Accounting Policies

The accompanying financial statements of each Series have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of each Series.

A.  Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Trustees.

B.  Futures Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. Each Series may enter into futures contracts to manage the risk of changes in interest rates, equity prices or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, a Series is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by a Series equal to the daily fluctuation in the market value of the contract. These amounts are recorded by a Series as unrealized gains or losses. When a contract is closed, a Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts are closed prior to expiration.

Aetna GET Fund
Notes to Financial Statements (continued)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2.  Summary of Significant Accounting Policies (continued)

B. Futures Contracts (continued)

The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of the securities held by the Series and the price of futures contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Realized and unrealized gains or losses on futures contracts are reflected in the accompanying financial statements. The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolio of Investments. For federal income tax purposes, any futures contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is included in federal taxable income.

C.  Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Series to sell them promptly at an acceptable price. Restricted securities are those sold pursuant to Rule 144A and
Section 4(2) of the Securities Act of 1933 (1933 Act), and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Series may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Series will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D.  Federal Income Taxes

As a qualified regulated investment company, each Series is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E.  Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and deferred losses on wash sales.

F.  Other

Investment transactions are accounted for on the day following the trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using the effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3.  Investment Advisory and Administrative Services Fees

Effective May 1, 1998, Aeltus became the Investment Adviser and Administrator to the Fund. Prior to that time, ALIAC acted as Investment Adviser and Administrator to the Fund and Aeltus acted as Sub-Adviser to the Fund.

--------------------------------------------------------------------------------

As Investment Adviser, Aeltus (ALIAC prior to May 1, 1998) is paid a monthly fee expressed as a percentage of the average daily net assets of each Series. Below are each Series' Investment Advisory fees as of June 30, 1998:

                                         Advisory
                                           Fee
                                     ----------------
          Series B                        0.75%
          Series C                        0.60%

Prior to May 1, 1998, ALIAC Served as Investment Adviser and Aeltus served as the Sub-Adviser to the Fund. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period January 1, 1998 through April 30, 1998, ALIAC collected $779,781 from the Series', of which it paid $441,411 to Aeltus.

Effective May 1, 1998, each Series pays expenses incurred in exchange for services provided by auditors, legal firms, transfer agents, custodian banks and financial printers. Each Series pays its proportionate share of compensation paid to the Fund's Board of Trustees and its proportionate share of insurance premiums of the Fund. Each Series pays its direct costs incurred to mail shareholder reports, register its shares with the Securities Exchange Commission and any other costs incurred by the Series. In addition, each Series pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Fund's other service providers. Each Series pays Aeltus an administrative services fee at an annual rate based on average daily net assets of the Series. The rate is 0.075% on the first $5 billion in Series assets and 0.050% on all Series assets over $5 billion.

Prior to May 1, 1998, ALIAC acted as Administrator to the Fund. As Administrator, ALIAC paid all the expenses of the Fund on behalf of the Fund, supervised the Fund's other service providers and provided the Fund with certain administrative and shareholder services. In exchange for these services, ALIAC received an administrative services fee at an annual rate of up to 0.15% of each Series' average daily net assets. For the period January 1, 1998 through April 30, 1998, ALIAC collected $181,768 in administrative services fees from the Series'.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Series in exchange for fees, payable by Aeltus, of up to 0.375% of the Series' average daily net assets. For the period May 1, 1998 through June 30, 1998, Aeltus paid ALIAC $206,436.

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 1998 were:

                      Cost of Purchases      Proceeds from Sales
                      -----------------      -------------------
GET B                  $ 87,710,300             $ 95,618,345
GET C                   113,308,359              126,857,278

Aetna GET Fund
Financial Highlights
Series B
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               Six Month                                            Period From
                                                             Period Ended   Year Ended   Year Ended   Year Ended   July 1, 1994 to
                                                             June 30, 1998  December 31, December 31, December 31,  December 31,
                                                              (Unaudited)      1997          1996       1995+         1994+
                                                             -------------  ------------ ------------ ------------- -----------
Net asset value, beginning of period .......................   $ 15.728      $ 14.220     $  12.401     $  9.920     $  10.092
                                                               ---------     ---------    ----------    ---------    ----------
Income from investment operations:
  Net investment income ....................................      0.062         0.203         0.283        0.309         0.250
  Net realized and change in unrealized gain or loss on
    investments ............................................      2.216         4.342         2.489        2.492        (0.064)
                                                               ---------     ---------    ----------    ---------    ----------
        Total from investment operations ...................      2.278         4.545         2.772        2.801         0.186
                                                               ---------     ---------    ----------    ---------    ----------
Less distributions:
  From net investment income ...............................     (0.049)       (0.220)       (0.230)      (0.320)       (0.317)
  From net realized gains on investments ...................     (3.858)       (2.817)       (0.723)          --        (0.041)
                                                               ---------     ---------    ----------    ---------    ----------
        Total distributions ................................     (3.907)       (3.037)       (0.953)      (0.320)       (0.358)
                                                               ---------     ---------    ----------    ---------    ----------
Net asset value, end of period .............................   $ 14.099      $ 15.728     $  14.220     $ 12.401     $   9.920
                                                               =========     =========    ==========    =========    ==========

Total return* ..............................................      14.56%        34.52%        23.52%       28.38%         1.83%
Net assets, end of period (000's) ..........................   $111,146      $101,937     $  83,016     $ 88,570     $  74,145
Ratio of total expenses to average net assets ..............       0.88%(1)      0.90%         0.85%        1.03%         0.53%(1)
Ratio of net investment income to average net assets .......       0.86%(1)      1.30%         1.96%        2.74%         4.52%(1)
Portfolio turnover rate ....................................      85.96%       214.10%       122.27%       90.25%        36.12%
Average commission rate paid per share on equity
  securities traded ........................................   $ 0.0531      $ 0.0551     $  0.0538           --            --

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.




See Notes to Financial Statements.

Series C
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                              Six Month                       Period From
                                                                            Period Ended      Year Ended   December 17, 1996
                                                                           June 30, 1998     December 31,   to December 31,
                                                                            (Unaudited)          1997             1996
                                                                            ------------      ----------   -----------------
Net asset value, beginning of period .....................................    $ 12.610         $ 10.230         $ 10.125
                                                                              ---------        ---------        ---------
Income from investment operations:
  Net investment income ..................................................       0.063            0.187            0.009
  Net realized and change in unrealized gain or loss on investments ......       2.196            2.388            0.146
                                                                              ---------        ---------        ---------
        Total from investment operations .................................       2.259            2.575            0.155
                                                                              ---------        ---------        ---------
Less distributions:
  From net investment income .............................................      (0.027)          (0.180)          (0.050)
  From net realized gains on investments .................................      (1.403)          (0.015)              --
                                                                              ---------        ---------        ---------
        Total distributions ..............................................      (1.430)          (0.195)          (0.050)
                                                                              ---------        ---------        ---------
Net asset value, end of period ...........................................    $ 13.439         $ 12.610         $ 10.230
                                                                              =========        =========        =========

Total return* ............................................................       17.96%           25.25%            1.52%
Net assets, end of period (000's) ........................................    $276,858         $247,752         $208,442
Ratio of total expenses to average net assets ............................        0.73%(1)         0.75%            0.75%(1)
Ratio of net investment income to average net assets .....................        0.96%(1)         1.58%            3.04%(1)
Portfolio turnover rate ..................................................       43.07%          126.43%            6.25%
Average commission rate paid per share on equity securities traded .......    $ 0.0475         $ 0.0437         $ 0.0342

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.



See Notes to Financial Statements.


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[back cover]

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Insurance products issued by Aetna Life Insurance and Annuity
Company, Aetna Insurance Company of America and Aetna Life Insurance Company. Mutual funds and variable products are avail-able through local representatives of Aetna Investment Services, Inc., 151 Farmington Avenue, Hartford, Connecticut 06156 and other broker-dealers that have an agreement with Aetna Life Insurance and Annuity Company.

These reports are authorized for distribution to other persons only when preceded or accompanied by a current, effective prospectus or disclosure booklet for that product which gives sales expense and other pertinent information.

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